Nations

Separate

Account

Trust




                                                               Semiannual Report
                                                               June 30, 2001




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                                                          [LOGO] Anchor National
                                                            A SunAmerica Company

TABLE OF CONTENTS

                                     PORTFOLIO COMMENTARY
                                     Nations Separate Account Trust Marsico International            2
                                       Opportunities Portfolio
                                     Nations Separate Account Trust International Value Portfolio    4
                                     Nations Separate Account Trust Marsico Focused Equities         6
                                       Portfolio
                                     Nations Separate Account Trust Small Company Portfolio          8
                                     Nations Separate Account Trust Marsico 21st Century            10
                                       Portfolio
                                     Nations Separate Account Trust Marsico Growth & Income         13
                                       Portfolio
                                     Nations Separate Account Trust Capital Growth Portfolio        15
                                     Nations Separate Account Trust MidCap Growth Portfolio         17
                                     Nations Separate Account Trust Value Portfolio                 19
                                     Nations Separate Account Trust Asset Allocation Portfolio      21
                                     Nations Separate Account Trust High Yield Bond Portfolio       24
                                     FINANCIAL STATEMENTS
                                     Statements of net assets                                       26
                                     Statements of operations                                       62
                                     Statements of changes in net assets                            64
                                     Schedules of capital stock activity                            69
                                     Financial highlights                                           72
                                     Notes to financial statements                                  76

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES PORTFOLIO
--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
JAMES G. GENDELMAN,
Marsico Capital Management, LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                               NATIONS MARSICO INTERNATIONAL
                                                                  OPPORTUNITIES PORTFOLIO                   MSCI EAFE
                                                               -----------------------------                ---------
Mar. 26 1998                                                              10000.00                           10000.00
                                                                          10190.00                           10106.00
                                                                          10311.00                           10461.00
1999                                                                      10973.00                           10876.00
                                                                          14750.00                           13282.00
2000                                                                      14483.00                           12742.00
                                                                          12714.00                           11400.00
Jun. 30 2001                                                              11565.00                            9705.00

--------------------------------
 TOTAL RETURNS (AS OF 6/30/01)
--------------------------------

                                                SINCE
                                    1 YEAR    INCEPTION*
NATIONS MARSICO INTERNATIONAL       -20.15%      4.56%
  OPPORTUNITIES PORTFOLIO
MSCI EAFE                           -23.84%     -0.91%

*Annualized Returns. Inception date is March 27, 1998.
The chart represents a hypothetical investment in Nations Marsico International Opportunities Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2001, the Portfolio had a different name, investment objective, principal investment strategies and investment sub-adviser.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.



NATIONS INTERNATIONAL GROWTH PORTFOLIO WAS RENAMED NATIONS MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO ON MAY 1, 2001. THE PORTFOLIO'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND INVESTMENT SUB-ADVISER ALSO CHANGED AS OF MAY 1, 2001. PERFORMANCE AND COMMENTARY FROM BOTH CURRENT AND PRIOR INVESTMENT SUB-ADVISERS DURING THE REPORTING PERIOD ARE REFLECTED BELOW.


HOW DID THE PORTFOLIO PERFORM?


For the period January 1, 2001 through April 30, 2001, the Portfolio outperformed the benchmark, falling 4.03%, versus the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index(1) return of -7.81%. During this period, the Portfolio's investment sub-adviser used a "bottom-up" approach to selecting securities, looking for companies with: high quality and sustainable earnings; high growth potential over a two-year investment horizon; quality management teams; the ability to finance growth internally; and strong financial results.


For the period May 1, 2001 through June 30, 2001, the Portfolio declined 5.22% versus the MSCI EAFE Index, which was down 7.66%. During this period and going forward, Marsico Capital Management, LLC looks for companies with earnings growth potential that may not be recognized by other investors. Once an investment opportunity is identified, the portfolio manager uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-town" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition. This process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management. The resulting portfolio is comprised substantially of between 35 and 50 common stocks of large foreign companies.


For the six-month period ended June 30, 2001, the Portfolio significantly outperformed the Index by returning -9.04% versus -14.87% for the MSCI EAFE Index.


WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)


For the period January 1, 2001 through April 30, 2001, the Portfolio outperformed the MSCI EAFE Index primarily because of stock selection. An emphasis on select technology, media and telecommunications (TMT) and other growth stock sectors helped. Regional asset allocation also benefited performance. Specifically, exposure to emerging markets and an underweighted stance in pan-Europe and an overweight in Pacific ex-Japan contributed positively to performance.


For the period May 1, 2001 through June 30, 2001, we were able to steer the Portfolio through the MSCI EAFE Index's decline towards the end of the period with selective overweighting in pharmaceutical stocks, niche financial service stocks and life cycle change companies.


INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

(1)The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It not available for investment.


(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES PORTFOLIO (CONTINUED)

The pharmaceutical stocks emphasized included Shire Pharmaceuticals Inc., GlaxoSmithKline plc and Elan Corporation plc. All of these stocks, we feel, are uniquely positioned and attractively valued versus their growth rates.

The niche financial service stocks that performed well were Northern Rock plc, a U.K. mortgage bank, and AMB Generali Holding AG, a German insurance company.

We have found what we feel to be some interesting life cycle change names (stocks that are experiencing a catalyst that we believe will lead to higher earnings) that have benefited the Portfolio. These include Unilever NV, a Dutch food company, KarstadtQuelle AG, a German retailer and Allianz AG, a German insurance company. All of these companies appear to be undergoing strategy changes that may lead to higher earnings.

Finally, we feel that by under weighting the technology, media and telecommunications sectors, some of the more risky areas currently in the international markets may have been avoided.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2001?(3)

Looking forward, we are optimistic about opportunities to identify even more companies undergoing strategic changes in the coming year. Because we are in a tough economic environment worldwide, the visibility of life cycle change companies may likely become more apparent. Stock selection has become increasingly important given the current volatility in equity markets and the potential for unexpected earnings across sectors regardless of how they perform in aggregate.

Currently, as the economic slowdown grows in Europe and Japan, it may take an economic recovery by the U.S. to aid the rest of the world from its waning.

We remain cautious in the near term regarding international markets because of the worldwide economic slowdown, which reduces earnings visibility. We sense this is particularly true for technology and telecommunications companies, which we believe may not pull out of their slump for at least 12 to 18 months.

(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS INTERNATIONAL
VALUE PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
LARGECAP INVESTMENT COMMITTEE,
Brandes Investment Partners, L.P.
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                                NATIONS INTERNATIONAL VALUE
                                                                         PORTFOLIO                          MSCI EAFE
                                                                ---------------------------                 ---------
Jul. 7 2000                                                               10000.00                           10000.00
                                                                           9090.00                            9194.00
                                                                           9465.00                            8947.00
                                                                           8853.00                            7718.00
Jun. 30 2001                                                               9003.00                            7617.00

--------------------------------
 TOTAL RETURNS (AS OF 6/30/01)
--------------------------------

                                                  SINCE
                                                INCEPTION*
NATIONS INTERNATIONAL VALUE PORTFOLIO             -9.97%
MSCI EAFE                                        -23.83%

*Cumulative Returns. Inception date is July 7, 2000.

The chart represents a hypothetical investment in Nations International Value Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?


For the six-month period ended June 30, 2001, Nations International Value Portfolio returned -4.88%. Over the same period, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index(1) declined 14.87%.


WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

Throughout the six-month period ending June 30, 2001, a number of factors contributed to a difficult environment for many international markets, including steep declines among technology stocks, rising oil prices, escalating concerns over the potential for global economic slowing and worries about eroding corporate profits. These factors weighed on investor confidence and conspired to drag equity prices lower throughout much of the world.

Declining prices and a significant weighting in Japan negatively influenced returns for the Portfolio during the period. In addition, stock-specific weakness in Spain, Brazil and France also contributed to the Portfolio's overall decline. Solid gains among holdings in South Africa and generally strong returns from positions in the United Kingdom (as well as a significant U.K. weighting) proved positive contributors to the Portfolio's performance in the period.

By far, the greatest negative influence on Portfolio returns during the period was declining prices in the telecommunications industry. Throughout much of the period, telecom stocks fell in tandem with technology stocks. Among the worst-performing telecom holdings during the period were Telefonica SA, ADR (Spain), British Telecommunications plc, ADR (United Kingdom) and Telecomunicacoes Brasileiras SA-Telebras, ADR (Brazil). Many investors perceived economic slowing and profit warnings by leading telecom firms as signs that business prospects were deteriorating. In addition, reports of industry-wide overcapacity and dwindling demand, as well as company-specific reports of financial weakness, also fueled concern. We acknowledge problems within the telecom industry, but believe the market has unfairly punished all telecom companies. Based on our company-by-company research, we believe our telecom holdings remain well positioned to generate wealth for shareholders over the long term. Stock-specific declines within the electrical & electronics industry, such as Alcatel SA, ADR (France) and Matsushita Electric Industrial Company Ltd., ADR (Japan) also adversely affected overall performance.


INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

(1)The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unavailable for investment.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS INTERNATIONAL
VALUE PORTFOLIO (CONTINUED)

Holdings in the beverages and tobacco industry and the food and household products industry were among the best performers during the period. For example, top-performing beverages and tobacco companies included Diageo plc, ADR (United Kingdom), British American Tobacco plc, ADR (United Kingdom) and South African Breweries, ADR (South Africa). Among the best-performing positions in the food and household products industry were Unilever plc, ADR (United Kingdom) and Reckitt Benckiser (United Kingdom).

De Beers (South Africa -- miscellaneous materials and commodities) was one of the Portfolio's better performers, as well. In May, we sold our shares in the company after shareholders approved an $18.7 billion buy-out bid that makes the company a subsidiary of U.K.-based mining group Anglo American. Months earlier, a consortium led by Anglo American and the Oppenheimer family made an offer for the company that we believed did not fully reflect the value of the De Beers business. After our public resistance to the buy-out bid, the offer was enhanced. As a result, we dropped our opposition to the buy-out and sold our shares in the open market.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2001?(3)

As a "bottom-up" manager, we do not make any "top-down" projections for countries, regions, economies, or interest rates. We choose companies based on a comprehensive review of their fundamental strengths designed to give us a firm understanding of their businesses and intrinsic values. Applied globally, our investment process continues to uncover promising opportunities among developed and emerging markets. The strengths of the Portfolio holdings inspire optimism for long-term outperformance. We believe long-term investors will be rewarded for their patience as stock markets evolve to more accurately reflect companies' underlying values.

(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO FOCUSED
EQUITIES PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
THOMAS F. MARSICO,
Marsico Capital Management, LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                              NATIONS MARSICO FOCUSED EQUITIES
                                                                         PORTFOLIO                 STANDARD & POOR'S 500 INDEX
                                                              --------------------------------     ---------------------------
Mar. 26 1998                                                              10000.00                           10000.00
                                                                          11470.00                           10343.00
                                                                          13016.00                           11300.00
1999                                                                      15018.00                           12698.00
                                                                          19951.00                           13677.00
2000                                                                      18473.00                           13618.00
                                                                          16796.00                           12432.00
Jun. 30 2001                                                              14592.00                           11600.00

--------------------------------
 TOTAL RETURNS (AS OF 6/30/01)
--------------------------------

                                                SINCE
                                    1 YEAR    INCEPTION*
NATIONS MARSICO FOCUSED EQUITIES    -21.01%     12.28%
  PORTFOLIO
S&P 500                             -14.82%      4.65%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Marsico Focused Equities Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?


Challenges continued to abound for growth-oriented equity investors during the first half of 2001, including high levels of market volatility, persistent concerns over corporate profits and mixed economic news. The first quarter of 2001 proved especially difficult for large capitalization companies. The Standard & Poor's 500 Composite Stock Price Index(1) (S&P 500 Index) declined nearly 12% in the first quarter. However, the second quarter of 2001 represented somewhat of an improvement. The S&P 500 Index posted its best return since the fourth quarter of 1999 -- a relatively long drought that featured four consecutive quarters of negative returns. For the first half of 2001, Nations Marsico Focused Equities Portfolio declined 13.12% versus the S&P 500 Index, which lost 6.69%.



WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)


During the first half of 2001, the Portfolio's primary sector allocations were in consumer discretionary (primarily retailing), financial services, health care and industrials. The Portfolio continued to maintain relatively low allocations to the technology sector -- approximately 5% of assets at the end of the first half.


Contributions to performance came primarily from the consumer discretionary and health care services sectors. This included stocks such as Tiffany & Company, Clear Channel Communications, Inc., Tenet Healthcare Corporation and AOL Time Warner Inc.


The underweight in technology helped protect the Portfolio from losses in that sector. However, declines in Nokia Corporation, EMC Corporation, Adobe Corporation and Corning Corporation detracted from performance. It should be noted that Microsoft Corporation was the best performing stock in the Portfolio for the reporting period.


Financial securities adversely affected the performance. We increased the financial services weighting because we were anticipating that the Federal Reserve Board (the Fed) would take steps to reduce interest rates. Concerns that reduced capital market activity would potentially hurt these companies' earnings and revenue growth, however, offset the benefits of interest rate cuts near term. Merrill Lynch & Company, Inc. and Morgan Stanley Dean Witter & Company, Inc. were examples of this.


Certain health care positions -- particularly Genentech, Inc. and Merck & Company, Inc. -- also traded down in the first half. We continue to believe these companies offer long-term growth potential.


WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2001?(3)

Our long-term view remains positive, despite the stock market turbulence over the past year. That is not to say that there are no macroeconomic issues of concern to us. We believe, however, there are a number of fundamentally important underpinnings that should


THE PORTFOLIO NORMALLY INVESTS IN 20-30 COMMON STOCKS. BY MAINTAINING A RELATIVELY CONCENTRATED PORTFOLIO, IT MAY BE SUBJECT TO GREATER RISK THAN A PORTFOLIO THAT IS MORE FULLY DIVERSIFIED.


(1)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO FOCUSED
EQUITIES PORTFOLIO (CONTINUED)

translate to positive long-term equity returns. The most important factor is lower interest rates. The Fed acted six times to reduce interest rates during the first half of 2001. In our opinion, they may act again in the future to further reduce rates. While there is some question as to how much time needs to pass before these rate reductions are felt, we believe the Fed's aggressive actions should help stimulate economic activity and may help thwart a protracted U.S. economic slowdown. In support of this, we feel the housing and auto sectors have generally remained strong.

The Bush Administration's income tax reductions may also provide a degree of near-term fiscal stimulus. We feel that consumer spending has displayed remarkable resilience over the past year, even amidst a faltering stock market.

The second important positive macroeconomic factor is inflation. We continue to believe that overall inflation remains constrained and may, in fact, slow during the course of the next year or two. Energy prices for instance, which rose sharply last year, have stabilized recently. Historically, the combination of lower interest rates and stable or lower-trending inflation generally has provided a positive backdrop for equities.

And yet, there are a number of not-so-positive economic factors that are very much in the forefront of today's investing environment. The majority of these, we believe, will be short-term in nature, but clearly they have had an adverse effect on the equity markets over the past six months. Unemployment claims have risen in recent months as corporate layoffs have increased. Export growth has slowed substantially in recent months. This is attributable to economic slowdowns being experienced in Europe and Japan, as well as the startling strength of the U.S. dollar, making imports more expensive. Evidence of weakness exists in many industries. Many manufacturing companies are experiencing substantially curtailed business activity as U.S. factories were operating at about 77% of capacity in May -- the lowest level since 1983(4). Corporate earnings have generally declined across-the-board, highlighted perhaps by a dramatic reversal in fortunes for technology companies.

Last quarter's rally in technology stocks notwithstanding, it is difficult for us to pinpoint much in the way of positive news for this sector as a whole. Future earnings visibility, in our opinion, remains low for many technology companies. Our view, stated succinctly, is that the lull in technology-related spending, coupled with an oversupply of telecommunications equipment and infrastructure, may serve to constrain future earnings and revenue growth for many technology companies for an extended period of time.

We continue to believe that the U.S. remains fundamentally strong from a macroeconomic perspective, and may avoid a deep-rooted recession. We also believe that the U.S. will begin to experience an economic acceleration sometime over the course of the next six to twelve months. In contrast, however, we believe the capital expenditure-driven growth (primarily fueled by technology company spending and the build out of Internet infrastructure) that characterized the 1990s, may be the next consumer-led process. That is one of the driving forces behind the portfolio construction in all of our Portfolios, which, generally, at quarter-end tended to favor investments in sectors such as consumer discretionary, financial services and health care.

(4)The Economist, June 30, 2001.

NATIONS SMALL COMPANY
PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
SMALLCAP STRATEGIES TEAM,
Banc of America Capital Management,
LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                  NATIONS SMALL COMPANY                                     STANDARD & POOR'S
                                                        PORTFOLIO              RUSSELL 2000 INDEX          SMALLCAP 600 INDEX
                                                  ---------------------        ------------------          ------------------
Mar. 26 1998                                            10000.00                    10000.00                    10000.00
                                                         9750.00                     9534.00                     9606.00
                                                         9065.00                     8855.00                     8935.00
1999                                                     9366.00                     9677.00                     9386.00
                                                         9602.00                    10737.00                    10045.00
2000                                                    10285.00                    11063.00                    10736.00
                                                        10643.00                    10412.00                    11228.00
Jun. 30 2001                                            11277.00                    11126.00                    11928.00

--------------------------------
 TOTAL RETURNS (AS OF 6/30/01)
--------------------------------

                                                SINCE
                                    1 YEAR    INCEPTION*
NATIONS SMALL COMPANY PORTFOLIO       9.65%     3.75%
RUSSELL 2000                          0.57%     3.34%
S&P SMALLCAP 600                     11.11%     5.55%

*Annualized Returns. Inception date is March 27, 1998.
The chart represents a hypothetical investment in Nations Small Company Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2001, the Portfolio had a different name, investment objective, principal investment strategies and portfolio management.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The annual reports for the fiscal year ended December 31, 2000 and prior years compare the Portfolio's performance to the Standard & Poor's SmallCap 600 Index. Effective May 1, 2001, portfolio management changed the Index to the Russell 2000 Index because it is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Portfolio.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


NATIONS SMALLCAP INDEX PORTFOLIO WAS RENAMED NATIONS SMALL COMPANY PORTFOLIO ON MAY 1, 2001. THE PORTFOLIO'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PORTFOLIO MANAGEMENT ALSO CHANGED AS OF MAY 1, 2001. PERFORMANCE AND COMMENTARY FROM BOTH CURRENT AND PRIOR PORTFOLIO MANAGERS DURING THE REPORTING PERIOD ARE REFLECTED BELOW.


HOW DID THE PORTFOLIO PERFORM?


For the period January 1, 2001 through April 30, 2001, the Portfolio returned 0.43%, versus the benchmark the Standard & Poor's SmallCap 600 Index(1) (S&P 600 Index), which returned 0.55%. During this period, the portfolio management team utilized a passively managed index investment style that sought to replicate the S&P 600 Index.


For the period May 1, 2001 through June 30, 2001, the Portfolio returned 5.51%, versus the Russell 2000 Index(2), which returned 6.00%. From May 1, 2001, the Portfolio has been actively managed. The team identified stocks using a disciplined process based on a fundamental analysis of the overall economy, industry conditions, and the financial situation and management of each company. The team will only invest in a company when its stock price is believed to be attractive relative to its forecasted growth.


For the six-month period ended June 30, 2001, the Portfolio returned 5.96% versus 14.18% for the Russell 2000 Index.


WHY DID THE PORTFOLIO PERFORM THIS WAY?(3)

For the period January 1, 2001 through April 30, 2001 the Portfolio slightly underperformed the benchmark S&P 600 Index, rising 0.43% vs. the S&P 600 Index rise of 0.55%. The first four months of 2001 were kind to small-cap stocks, with the S&P 600 Index advancing well ahead of the other major indexes -- for example, the Dow Jones Industrial Average(4) up 0.01%, the Standard & Poor's 500 Composite Stock Price Index(5) down 5.00%, and the Nasdaq Composite Index(6) down 14.34%.


BECAUSE SMALL COMPANIES OFTEN HAVE NARROWER MARKETS AND LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS ARE NOT AS ACTIVELY TRADED AS LARGE COMPANY STOCKS, THEIR SHARE PRICES MAY BE MORE VOLATILE.

(1)The Standard & Poor's SmallCap 600 Index is an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)The Russell 2000 Index is an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(3)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

(4)The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange.

(5)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(6)The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market and National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment.

NATIONS SMALL COMPANY
PORTFOLIO (CONTINUED)

In general, the best performing S&P 600 Index sectors during the first four months of 2001 were mostly consumer related, including consumer services (housing, lodging and recreation), consumer staples (food, beverage and tobacco) and retail (specialty stores). Stocks such as CEC Entertainment (restaurant), NVR Inc. (home builder), Dimon Inc. (tobacco) and 99 Cents Only Stores (specialty store) were all up over 50% during the first four months of the year. Another strong sector during the first four months was basic industry (specialty chemicals, metals and mining), led by stocks such as PolyOne Corporation (specialty chemicals), up 45%, and LoneStar Technologies (metals and mining), up 37%.

June marked the seventh consecutive month that small-cap stocks have outperformed large-cap stocks. In general, the best performing Russell 2000 Index sectors during the months of May and June were those with mostly domestic exposure such as the consumer services (apparel), health care (biotech, pharmaceuticals), and finance (asset management) sectors.

A majority of the Portfolio's health care stocks were up during the months of May and June, led by Martek Biosciences (biotech) up 86%, as their infant formula oils received a favorable review from the Food and Drug Administration. Retail stocks also faired well as the consumer continued to spend and potentially look ahead to the Bush Administration's tax rebate later this summer. Too Inc. (apparel/accessories) and Cato Corporation (specialty retail), both recent additions to the Portfolio, were up 38% and 11%, respectively. Financial stocks rounded out the group, benefiting from lower interest rates, a new tax plan, and minimal, if any, foreign exposure. Affiliated Managers Group (investment manager) was up 10%, as investors expected them to benefit from the approved increase to the IRA and 401(k) contribution limits.


WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2001?(7)

We remain positive on the outlook for small-cap stocks in the second half of 2001 and into 2002. We believe that small-cap stocks offer solid earnings growth and compelling valuations, and the prospect for continued outperformance remains strong. In our opinion, earnings and valuation advantages -- along with less exposure to the global economy and challenging currency environment -- may enable small-cap stocks to repeat the strong relative performance of recent quarters.

In addition, as smaller-capitalization companies are heavily dependent on bank credit to finance company growth, the continued easing of credit availability may provide small companies with increased access to less expensive capital. Provided the anticipated economic recovery takes shape, we believe small-cap stocks, with increasing access to capital, are further given the potential to continue their outperformance in the coming quarter.

(7)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO
21ST CENTURY PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
JAMES A. HILLARY,
Marsico Capital Management, LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                  NATIONS MARSICO 21ST                                    STANDARD & POOR'S 500
                                                    CENTURY PORTFOLIO       RUSSELL 1000 GROWTH INDEX             INDEX
                                                  --------------------      -------------------------     ---------------------
Mar. 26 1998                                              10000                       10000                       10000
                                                          10150                       10454                       10343
                                                          10644                       12046                       11300
1999                                                      11887                       13306                       12698
                                                          11682                       16041                       13677
2000                                                      10959                       16721                       13618
                                                           8508                       12444                       12432
Jun. 30 2001                                               6580                       10672                       11600

--------------------------------
 TOTAL RETURNS (AS OF 6/30/01)
--------------------------------

                                                  SINCE
                                     1 YEAR     INCEPTION*
NATIONS MARSICO 21ST CENTURY         -39.96%     -12.04%
  PORTFOLIO
RUSSELL 1000 GROWTH                  -36.18%       2.01%
S&P 500                              -14.82%       4.65%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Marsico 21st Century Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2001, the Portfolio had a different name, investment objective, principal investment strategies and investment sub-adviser.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The annual reports for the fiscal year ended December 31, 2000 and prior years compare the Portfolio's performance to the Russell 1000 Growth Index. Effective May 1, 2001, portfolio management changed the Index to the Standard & Poor's 500 Composite Stock Price Index because it is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Portfolio.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.



NATIONS AGGRESSIVE GROWTH PORTFOLIO WAS RENAMED NATIONS MARSICO 21ST CENTURY PORTFOLIO ON MAY 1, 2001. THE PORTFOLIO'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND INVESTMENT SUB-ADVISER ALSO CHANGED AS OF MAY 1, 2001. PERFORMANCE AND COMMENTARY FROM BOTH CURRENT AND PRIOR INVESTMENT SUB-ADVISERS DURING THE REPORTING PERIOD ARE REFLECTED BELOW.


HOW DID THE PORTFOLIO PERFORM?

For the period January 1, 2001 through April 30, 2001, the Portfolio returned -18.06%, compared to a total rate of return of -10.90% for the Russell 1000 Growth Index(1) (the Index) for the same period. During this period, the portfolio management team looked for long-term growth potential, competitive advantages and sensible business strategies. They used quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued. The team considered the characteristics of the Index as a general baseline, and the Portfolio typically consisted of between 50 and 75 securities.


For the period May 1, 2001 through June 30, 2001, the Portfolio declined 5.62% versus -1.78% for the Standard & Poor's 500 Composite Stock Price Index(2) (S&P 500 Index). The portfolio manager looked for companies with earnings growth potential that may not be recognized by other investors. Once an investment opportunity is identified, the portfolio manager uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition. This process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.


For the six-month period ended June 30, 2001, the Portfolio returned -22.67% versus -6.69% for the S&P 500 Index and -14.24% for the Russell 1000 Growth Index.


WHY DID THE PORTFOLIO PERFORM THIS WAY?(3)

For the period January 1, 2001 through April 30, 2001, the Portfolio's overweighted energy position in stocks such as Enron Corporation and underweighted technology position in stocks such as Electronic Data Systems Corporation and International Business Machines Corporation hindered results. The Portfolio was also hampered by poor performance of companies whose results fell below expectations such as Applied Biosystems Corporation, Sycamore Networks, Inc., McCleod USA, Inc., and Guidant Corporation. Conversely, maintaining an overweighted stance in the financial services and communications sectors, as well

(1)The Russell 1000 Growth Index is an unmanaged index which measures the performance of the largest U.S. companies, based upon total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(3)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS MARSICO
21ST CENTURY PORTFOLIO (CONTINUED)

as strong security selection in the retail and health care areas, aided performance during the period. The underweighted position in technology especially hurt performance in January and April, as large-cap technology stocks registered explosive, yet unsustainable gains in those months.

For the period May 1, 2001 through June 30, 2001, it may be tempting initially to attribute the Portfolio's performance to its relatively low allocation to technology and telecommunications companies, especially given the second quarter rally in technology stock prices. We were fortunate, however, to have selected good-quality stocks in several technology hardware, equipment, and software companies. This offset potential performance shortfalls resulting from being underweighted in these sectors. In fact, three of the top five contributing stock positions during this period were technology companies. These included McData Corporation, Cree Inc., and Microsoft Corporation. Several of these holdings experienced significant price appreciation during the quarter, and, as a result, some positions were sold for valuation reasons.

Some health care-related holdings also posted positive returns for the Portfolio during the period. Intermune Inc. and Inspire Pharmaceuticals Inc. experienced positive gains and were among the Portfolio's larger positions. The Portfolio had holdings in companies that struggled during the period, such as Merck & Company, Inc. The "sore spot" in the Portfolio's health care allocation was Priority Healthcare Corporation, which declined by more than 18% during the period.

There was some positive news with respect to the Portfolio's consumer-related and financial services holdings, and several of the Portfolio's retail holdings performed well during the quarter. These included Costco Wholesale Corporation and Wal-Mart Stores, Inc. In the financial services arena, the Portfolio's returns were helped by positions in Federal National Mortgage Association and USA Education Inc., which helped offset disappointing performance by Merrill Lynch & Company, Inc.

The Portfolio's primary "Achilles heel" was its allocation to energy-related companies, with approximately 10% of its assets invested in this sector. In aggregate, the Portfolio's energy-related positions experienced a price decline of about 21%. The offending holdings included Smith International, Inc., Massey Energy Company, Calpine Corporation and BJ Services Company.


WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2001?(4)

Our long-term view remains positive, despite the stock market turbulence over the past year. That is not to say that there are no macroeconomic issues of concern to us. We believe, however, there are a number of fundamentally important underpinnings that should translate to positive long-term equity returns. The most important factor is lower interest rates. The Federal Reserve Board (the Fed) acted six times to reduce interest rates during the first half of 2001. In our opinion, they may act again in the near future to further reduce rates. While there is some question as to how much time needs to pass before


(4)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO
21ST CENTURY PORTFOLIO (CONTINUED)

these rate reductions are felt, we believe the Fed's aggressive actions should help stimulate economic activity and may help thwart a protracted U.S. economic slowdown. In support of this, we feel the housing and auto sectors have generally remained strong.

The Bush Administration's income tax reductions may also provide a degree of near-term fiscal stimulus. We feel that consumer spending has displayed remarkable resilience over the past year, even amidst a faltering stock market.

The second important positive macroeconomic factor is inflation. We continue to believe that overall inflation remains constrained and may, in fact, slow during the course of the next year or two. Energy prices for instance, which rose sharply last year, have stabilized recently. Historically, the combination of lower interest rates and stable or lower-trending inflation generally has provided a positive backdrop for equities.

And yet, there are a number of not-so-positive economic factors that are very much in the forefront of today's investing environment. The majority of these, we believe, will be short-term in nature, but clearly they have had an adverse effect on the equity markets over the past six months. Unemployment claims have risen in recent months as corporate layoffs have increased. Export growth has slowed substantially in recent months. This is attributable to economic slowdowns being experienced in Europe and Japan, as well as the startling strength of the U.S. dollar, making imports more expensive. Evidence of weakness exists in many industries. Many manufacturing companies are experiencing substantially curtailed business activity, as U.S. factories were operating at about 77% of capacity in May -- the lowest level since 1983(5). Corporate earnings have generally declined across-the-board, highlighted perhaps by a dramatic reversal in fortunes for technology companies.

Until we have a greater conviction in the overall earnings outlook for technology, the Portfolio most likely will continue to be somewhat cautiously postured in terms of its allocations to this sector. At quarter-end, the Portfolio had about 21% of its net assets invested in technology and telecommunications companies. As always, we are focused on identifying companies with strong franchises that have compelling "fundamentals," (such as market share gains, improving profit margins, attractive new products, above-average return on equity and return on capital) and are trading at reasonable valuations. For the time being, this has steered us towards sectors such as health care, financial services, consumer-discretionary and energy.

(5)The Economist, June 30, 2001.

NATIONS MARSICO
GROWTH & INCOME PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
THOMAS F. MARSICO,
Marsico Capital Management, LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                              NATIONS MARSICO GROWTH & INCOME
                                                                         PORTFOLIO                 STANDARD & POOR'S 500 INDEX
                                                              -------------------------------      ---------------------------
Mar. 26 1998                                                               10000                              10000
                                                                           11270                              10343
                                                                           12180                              11300
1999                                                                       13953                              12698
                                                                           18891                              13677
2000                                                                       18300                              13618
                                                                           16544                              12432
Jun. 30 2001                                                               14599                              11600

--------------------------------
 TOTAL RETURNS (AS OF 6/30/01)
--------------------------------

                                                  SINCE
                                      1 YEAR    INCEPTION*
NATIONS MARSICO GROWTH & INCOME       -20.23%     12.29%
  PORTFOLIO
S&P 500                               -14.82%      4.65%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Marsico Growth & Income Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?

Challenges continued to abound for growth-oriented equity investors during the first half of 2001, including high levels of market volatility, persistent concerns over corporate profits and mixed economic news. The first quarter of 2001 proved especially difficult for large-capitalization companies. The Standard & Poor's 500 Composite Stock Price Index(1) (S&P 500 Index) declined nearly 12% in the first quarter. The second quarter of 2001, however, represented somewhat of an improvement, as the S&P 500 Index posted its best return since the fourth quarter of 1999 -- a relatively long drought that featured four consecutive quarters of negative returns. For the first half of 2001, Nations Marsico Growth & Income Portfolio declined 11.76% versus the S&P 500 Index, which lost 6.69%.


WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

During the first half of 2001, the Portfolio's primary sector allocations were in consumer services (primarily retailing), financial services, health care and industrials. The Portfolio continued to maintain relatively low allocations to the technology sector -- approximately 5% of assets at the end of the first half.


Contributions to performance came primarily from the consumer discretionary and health care services sectors. This included stocks such as Tiffany & Company, Clear Channel Communications, Inc., Tenet Healthcare Corporation and AOL Time Warner Inc. However, certain health care positions -- particularly Genentech, Inc. and Merck & Company, Inc. -- also traded down in the first half. We continue to believe these companies offer long-term growth potential.


The underweight in technology helped protect the Portfolio from losses in that sector. However, declines in Nokia Corporation, EMC Corporation, Adobe Corporation and Corning Corporation detracted from performance. It should be noted that Microsoft Corporation was the best performing stock in the Portfolio for the reporting period.


Financial services adversely affected the Portfolio. We increased the financial services weighting because we were anticipating that the Federal Reserve Board (the Fed) would take steps to reduce interest rates. Concerns that reduced capital market activity would potentially hurt these companies' earnings and revenue growth, however, offset the benefits of interest rate cuts near term. Merrill Lynch & Company, Inc. and Morgan Stanley Dean Witter & Company, Inc. were examples of this.


WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2001?(3)

Our long-term view remains positive, despite the stock market turbulence over the past year. That is not to say that there are no macroeconomic issues of concern to us. We believe, however, there are a number of fundamentally important underpinnings that should translate to positive long-term equity returns. The most important factor is lower interest rates. The Fed acted six times to reduce interest rates

(1)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO
GROWTH & INCOME PORTFOLIO (CONTINUED)

during the first half of 2001. In our opinion, they may act again in the near future to further reduce rates. While there is some question as to how much time needs to pass before these rate reductions are felt, we believe the Fed's aggressive actions should help stimulate economic activity and may help thwart a protracted U.S. economic slowdown. In support of this, we feel the housing and auto sectors have generally remained strong.

The Bush Administration's income tax reductions may also provide a degree of near-term fiscal stimulus. We feel that consumer spending has displayed remarkable resilience over the past year, even amidst a faltering stock market.

The second important positive macroeconomic factor is inflation. We continue to believe that overall inflation remains constrained and may, in fact, slow during the course of the next year or two. Energy prices for instance, which rose sharply last year, have stabilized recently. Historically, the combination of lower interest rates and stable or lower-trending inflation generally has provided a positive backdrop for equities.

And yet, there are a number of not-so-positive economic factors that are very much in the forefront of today's investing environment. The majority of these, we believe, will be short-term in nature, but clearly they have had an adverse effect on the equity markets over the past six months. Unemployment claims have risen in recent months, as corporate layoffs have increased. Export growth has slowed substantially in recent months. This is attributable to economic slowdowns being experienced in Europe and Japan, as well as the startling strength of the U.S. dollar, making imports more expensive. Evidence of weakness exists in many industries. Many manufacturing companies are experiencing substantially curtailed business activity; as U.S. factories were operating at about 77% of capacity in May -- the lowest level since 1983(4). Corporate earnings have generally declined across-the-board, highlighted perhaps by a dramatic reversal in fortunes for technology companies.

Last quarter's rally in technology stocks notwithstanding, it is difficult for us to pinpoint much in the way of positive news for this sector as a whole. Future earnings visibility, in our opinion, remains low for many technology companies. Our view, stated succinctly, is that the lull in technology-related spending, coupled with an oversupply of telecommunications equipment and infrastructure, may serve to constrain future earnings and revenue growth for many technology companies for an extended period of time.

We continue to believe that the U.S. remains fundamentally strong from a macroeconomic perspective, will avoid a deep-rooted recession, and, in fact, will begin to experience an economic acceleration sometime over the course of the next six to twelve months. In contrast, however, to the capital expenditure-driven growth (primarily fueled by technology company spending and the build out of Internet infrastructure) that characterized the 1990s, we believe the next recovery will be a consumer-led process. That is one of the driving forces behind the Portfolio construction in all of our Portfolios, which generally at quarter-end tended to favor investments in sectors such as consumer discretionary, financial services and health care.

(4)The Economist, June 30, 2001.

NATIONS CAPITAL
GROWTH PORTFOLIO
--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
GROWTH STRATEGIES TEAM,
Banc of America Capital Management, LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                              NATIONS CAPITAL GROWTH PORTFOLIO     STANDARD & POOR'S 500 INDEX
                                                              --------------------------------     ---------------------------
Mar. 26, 1998                                                              10000                              10000
                                                                           10320                              10343
                                                                           11139                              11300
1999                                                                       12397                              12698
                                                                           13174                              13677
2000                                                                       13033                              13618
                                                                           11658                              12432
Jun. 30, 2001                                                              10895                              11600

--------------------------------
 TOTAL RETURNS (AS OF 6/30/01)
--------------------------------

                                                  SINCE
                                     1 YEAR     INCEPTION*
NATIONS CAPITAL GROWTH PORTFOLIO     -16.40%      2.66%
S&P 500                              -14.82%      4.65%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Capital Growth Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2001, the Portfolio had a different name, investment objective, principal investment strategies and portfolio management.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.



NATIONS MANAGED INDEX PORTFOLIO WAS RENAMED NATIONS CAPITAL GROWTH PORTFOLIO ON MAY 1, 2001. THE PORTFOLIO'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PORTFOLIO MANAGEMENT ALSO CHANGED AS OF MAY 1, 2001. PERFORMANCE AND COMMENTARY FROM BOTH CURRENT AND PRIOR PORTFOLIO MANAGERS DURING THE REPORTING PERIOD ARE REFLECTED BELOW.


HOW DID THE PORTFOLIO PERFORM?


For the period January 1, 2001 through April 30, 2001, the Portfolio declined 3.66% versus the Standard & Poor's 500 Composite Stock Price Index(1) (S&P 500 Index) drop of 5.00%. During this period, the portfolio management team utilized an enhanced index approach, overlaying active portfolio management.


For the period May 1, 2001 through June 30, 2001, the Portfolio returned -2.99% versus -1.78% for the benchmark S&P 500 Index. During this period and going forward, the Portfolio will be actively managed, and the team considers the characteristics of the S&P 500 Index as a general baseline. The resulting Portfolio is comprised substantially of common stocks that are believed to have above-average earnings growth compared with the S&P 500 Index, established operating histories, strong balance sheets and favorable financial performances and above-average return on equity compared with the S&P 500 Index.


For the six-month period ended June 30, 2001, the Portfolio returned -6.54% versus -6.69% for the S&P 500 Index.


WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)


During the first four months of the period, stock selection was generally good with the exception of capital goods, finance and utilities, which were modestly negative. However, by closely following our investment model, we were able to avoid many negative performing stocks, which helped in the overall performance of the Portfolio.


The Portfolio's technology sector performed well relative to the S&P 500 Index, as Scientific Atlanta (+30%) popped-off recent lows as the industry outlook for digital set-top boxes firmed with the conclusion of the AOL-Time Warner Inc. merger.


The Portfolio's retailing sector improved as Best Buy Company responded quite positively (+85%) to news of the Federal Reserve Board's (the Fed) interest rate cuts and low PC inventories.


While the Portfolio's stock selection performed well in the health care industry, there were no specific high-performing stocks. Rather, the Portfolio's combined health care positions generally out performed across the board.


Though temporary, the utility sector had the plug pulled, as Edison International and PG&E Corporation suffered under California's partial deregulation scheme, dry conditions and strong power demand by users.

(1)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS CAPITAL
GROWTH PORTFOLIO (CONTINUED)

In contrast to what we saw during April, the technology sector generally traded down during May and June. The Portfolio's overweight position in technology stocks relative to the benchmark S&P 500 Index hindered performance. In addition, an underweight position in finance stocks, which rallied on the news of additional Fed rate cuts, caused performance to lag the benchmark. Certain energy and utilities stocks, such as El Paso Corporation and Calpine Corporation, performed poorly, as the prospects for rising earnings in these industries diminished. Also, selected stocks in the capital goods sector traded lower based on company specific news, for example, Honeywell International Inc. on the failure of the General Electric Company merger.

During this two-month period, the Portfolio was well positioned for a continuation of the rally in growth-oriented stocks seen during April. However, negative earnings and economic news dampened investor enthusiasm and resulted in a sideways trading pattern for the market.


WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2001?(3)

We feel confident that the combination of the 2.75% decrease in the Federal Funds rate and impending tax relief rebates will help to improve economic growth during the second half of the year. The Fed cuts may make capital easier to obtain for corporations, while the tax rebate may lead consumers to increase their spending on discretionary items. In addition, we believe this stimulus could result in improved investor confidence and an increase in the flow of capital into equity mutual funds, particularly those that invest in growth stocks. In our opinion, the second half of the year should also mark the bottom of the corporate earnings cycle, as the layoffs and restructurings seen during the first half allow leaner corporations to grow their earnings at a faster pace. In addition, we believe reduced expectations for corporate earnings growth could create ample opportunities for "positive earnings surprises". Such good news has historically resulted in higher stock prices. Ultimately, we believe that investors will begin looking forward to 2002, when we expect corporate earnings and economic growth to be improved. Once the stock market begins anticipating the optimistic 2002 outlook, we believe a sustained upward rally is quite possible.

(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MIDCAP
GROWTH PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
GROWTH STRATEGIES TEAM,
Banc of America Capital Management,
LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                                                                   STANDARD & POOR'S MIDCAP 400
                                                              NATIONS MIDCAP GROWTH PORTFOLIO                 INDEX
                                                              -------------------------------      ----------------------------
May 1 2001                                                                10000.00                           10000.00
                                                                           9780.00                           10233.00
Jun. 30 2001                                                               9580.00                           10192.00

--------------------------------
 TOTAL RETURNS (AS OF 6/30/01)
--------------------------------

                                               SINCE
                                             INCEPTION*
NATIONS MIDCAP GROWTH PORTFOLIO                -4.20%
S&P MIDCAP 400                                  1.92%

*Cumulative Returns. Inception date is May 1, 2001.

The chart represents a hypothetical investment in Nations MidCap Growth Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?


For the period from May 1, 2001 (commencement of operations) through June 30, 2001, Nations MidCap Growth Portfolio fell 4.20% compared to an increase of 1.92% for the Standard & Poor's MidCap 400 Index(1).
WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

Although the Federal Reserve Board (the Fed) lowered interest rates six times during the period and Congress gave Americans welcome news in terms of impending tax relief, widespread layoffs, write-downs and earnings misses still plagued businesses. In addition, business sentiment and the Purchasing Managers' Index(3) reached lows that were last seen during the recession of 1991. The positive effects of changes in the economy take time, as the headwinds of past high interest rates and commodity prices are just now subsiding. While investors saw clearer skies in the second quarter of 2001, the rally was largely concentrated in April.


May and June were difficult months for the Portfolio. The performance lag relative to the primary benchmark can be attributed to a handful of stocks and a couple of sectors. Calpine Corporation, an independent power producer with exposure to the California market, fell sharply during the quarter. As if the regulatory and political entanglement in California was not enough, the bankrupt utility PG&E Corporation threatened to reject certain contracts with the company and refuse payment on past-due receivables. We believe, however, these contracts will be honored and that the decline in Calpine's stock price represents an overreaction.


Waters Corporation fell sharply during the second quarter after announcing weakness in its mass spectrometry business. Waters is a leader in the instrumentation segment of the life sciences tools industry. The company has posted consistent earnings growth, but we feel its competitive landscape merits close monitoring.


The Portfolio was hurt by its underweighted position in the consumer-cyclical sectors, particularly retailing. While we currently own a number of outstanding retailers, including Tiffany & Company, Bed Bath and Beyond Inc. and Talbots, Inc., we are remaining selective in this economically sensitive sector due to concerns over its dependence on strong consumer spending patterns. The Portfolio has considerable exposure in the health care sector and had several companies turn in outstanding performances.


INVESTING IN MID-SIZED COMPANIES MAY INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN LARGER, MORE ESTABLISHED COMPANIES. RISKS FOR SMALLER COMPANIES INCLUDE FOR INSTANCE, BUSINESS RISKS, SIGNIFICANT STOCK PRICE FLUCTUATIONS AND ILLIQUIDITY.

(1)The Standard & Poor's MidCap 400 Index is a market-value weighted index that measures the market value of 400 domestic stocks chosen for market size, liquidity and industry representations. It is unmanaged and not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

(3)The Purchasing Managers' Index (PMI) is a composite index based on the seasonally adjusted diffusion indexes for five of the indicators (New Orders, Production, Supplier Deliveries, Inventories, and Employment) with varying weights. The National Association of Purchasing Management calculates PMI results.

NATIONS MIDCAP
GROWTH PORTFOLIO (CONTINUED)

During the period as a whole, a number of companies performed extremely well. Software companies Citrix Systems, Inc., Quest Software, Inc. and Precise Software Solutions Ltd. matched earnings expectations in the face of weakness throughout the software sector. Sunguard Data, Jack Henry & Associates, Inc. and CSG Systems International, Inc. (all provide outsourced computer services) continued to experience strong secular growth in their respective businesses. The volatile market continued to provide opportunities in many existing holdings at attractive prices. In addition, we initiated positions in Talbots, Inc., Circuit City Stores -- Circuit City Group and Amphenol, while removing Biogen and Styker from the Portfolio after they reached historically high valuations.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2001?(4)

Only a year or so ago, mid- and small-cap investors lamented the treatment they were receiving from investors who ignored the wonderful growth prospects of so many companies simply because they were not large-cap stocks. Today, we believe much of that has corrected and there no longer appears to be scores of woefully undervalued stocks that don't reflect their growth potential.

While technology stocks have recently experienced enormous volatility, we remain undeterred and continue to place a heavy emphasis on the best of breed companies in technology and telecommunications that can dominate their rapidly growing markets. We think many compelling growth opportunities exist outside of technology. We also will continue to focus on areas such as health care, retailing, broadcasting, capital goods and select financials. Our challenge is to identify businesses with sustainable competitive advantages and the ability to consistently produce superior growth in revenue, cash flow and earnings.

(4)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS VALUE
PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
VALUE STRATEGIES TEAM,
Banc of America Capital Management,
LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                                  NATIONS VALUE PORTFOLIO          STANDARD & POOR'S 500 INDEX
                                                                  -----------------------          ---------------------------
Mar. 26|1998                                                              10000.00                           10000.00
                                                                           9940.00                           10343.00
                                                                          10448.00                           11300.00
1999                                                                      11211.00                           12698.00
                                                                          10710.00                           13677.00
2000                                                                      10366.00                           13618.00
                                                                          11510.00                           12432.00
Jun. 30|2001                                                              10929.00                           11600.00

--------------------------------
 TOTAL RETURNS (AS OF 6/30/01)
--------------------------------

                                                  SINCE
                                     1 YEAR     INCEPTION*
NATIONS VALUE PORTFOLIO                5.42%      2.76%
S&P 500                              -14.82%      4.65%

*Annualized Returns. Inception date is March 27, 1998.
The chart represents a hypothetical investment in Nations Value Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?

For the six months ended June 30, 2001, Nations Value Portfolio posted a -5.05% total return, outpacing the Standard & Poor's 500 Composite Stock Price Index(1) (S&P 500 Index), which declined 6.69%.


WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

Value investors have no doubt noted the impressive comeback staged in recent months by the value style, which until 2000 had under performed its growth counterpart for more than five straight years. In fact, value stocks generally outpaced growth stocks by an impressive 8.5% over the last six months as measured by the S&P 500/BARRA Value Index(3) and the S&P 500/BARRA Growth Index.(4)


Over the past year, we pursued our traditional value strategy by maintaining a major underweighting in the highly volatile and over-valued technology sector and chose relatively conservative technology companies within the sector. The Portfolio's average technology weighting was 7.3%, compared to 20.0% for the S&P 500 Index. This strategy contributed to the Portfolio's solid outperformance. The technology sector of the S&P 500 Index experienced the largest decline for the period, -16.5%, as the demise of the "dot.com bubble" spread across the sector.


The consumer staples sector's overweight was also beneficial. Philip Morris Companies, Inc. increased 18% during the period. The news of decreased litigation risk and strong earnings growth propelled the tobacco and food company to a much higher valuation. Also, investors' concerns over the strength of the economy made the consumer staples sector with its consistent earnings growth characteristics appear as a safe haven. Fortune Brands, Inc. and Ralston-Purina Group were also solid contributors in the sector.


A challenge for the Portfolio was the communications sector, which reacted negatively as widespread competition drove down pricing and sources of capital disappeared for weaker telecommunications companies. However, we believe that the companies we hold, such as the Portfolio's recent purchase, AOL Time Warner, Inc., will continue to be a market leader over the long term with favorable results.


WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2001?(5)

Although value stocks have performed admirably over the period, we feel the future market environment is still quite positive for value equity investors.


First, if we consider how value stocks have performed in the past, we find some very encouraging data. Value stocks tend to perform well following periods of speculative excess. The S&P 500/BARRA Value Index, for example, has consistently posted a significant annualized return over the five-year periods following market "bubbles." This was true following the "Nifty Fifty" era of the early 1970s, the oil price surge in the late 1970s and the biotech rage of the late 1980s and
(1)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

(3)S&P 500/BARRA Value Index is an unmanaged index of a subset of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(4)S&P 500/BARRA Growth Index is an unmanaged index of a subset of stocks from the S&P 500 that have high price-to-book ratios relative to the S&P 500 as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(5)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS VALUE
PORTFOLIO (CONTINUED)

early 1990s. Following each period of excess, the S&P 500/BARRA Value Index's return far outdistanced that of the S&P 500/ BARRA Growth Index. It is uncertain whether the bursting of the "dot.com bubble" last year was a harbinger of another period of outperformance by value stocks. Based on historical precedent, however, this may well be the case.

Second, the Federal Reserve Board's easing of interest rates, investors' concerns over future energy costs and a slowing domestic economy appear to be positives for value stocks at today's valuations. The Portfolio is over-weighted in interest-rate sensitive companies, such as financial companies and utilities, that could continue to respond well to lower rates. The Portfolio also owns many cyclical companies that, we expect, will perform well as the economy strengthens.

Third, we believe negative earnings pre-announcements from major market leaders, the demise of over-inflated Internet stocks and the uncertainty that accompanies a new U.S. administration have given investors reasons to add more relatively conservative investments to their portfolios, such as value stocks.

Fourth, value stocks generally lead the market and the economy as the economy emerges from a recession or a significant economic slowdown.

The Portfolio's current strategy is to continue to overweight the most attractive sectors within our value discipline when viewed from a "bottom-up" approach. These sectors are capital goods, consumer staples, energy, finance and utilities. The most underweighted sectors at this time are retailing, health care and technology. Should valuations in these sectors become more attractive, we may add to them.

NATIONS ASSET ALLOCATION
PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
FIXED INCOME MANAGEMENT TEAM,
Banc of America Capital Management,
LLC
EQUITY MANAGEMENT TEAM,
Chicago Equity Partners, LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                NATIONS ASSET ALLOCATION                                  LEHMAN AGGREGATE BOND
                                                        PORTFOLIO                    S&P 500                      INDEX
                                                ------------------------             -------              ---------------------
Mar. 26 1998                                              10000                       10000                       10000
                                                           9790                       10343                       10234
                                                           9777                       11300                       10703
1999                                                      10222                       12698                       10556
                                                           9918                       13677                       10615
2000                                                       9836                       13618                       11038
                                                          10725                       12432                       11849
Jun. 30 2001                                              10556                       11600                       12278

--------------------------------
 TOTAL RETURNS (AS OF 6/30/01)
--------------------------------

                                                  SINCE
                                     1 YEAR     INCEPTION*
NATIONS ASSET ALLOCATION PORTFOLIO     7.33%      1.67%
S&P 500                              -14.82%      4.65%
LEHMAN AGGREGATE BOND                 11.23%      6.49%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Asset Allocation Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2001, the Portfolio had a different name, investment objective, principal investment strategies and investment sub-adviser.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.
NATIONS BALANCED ASSETS PORTFOLIO WAS RENAMED NATIONS ASSET ALLOCATION PORTFOLIO ON MAY 1, 2001. THE PORTFOLIO'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND INVESTMENT SUB-ADVISER FOR THE EQUITY PORTION OF THE PORTFOLIO ALSO CHANGED AS OF MAY 1, 2001. PERFORMANCE AND COMMENTARY FROM BOTH CURRENT AND PRIOR INVESTMENT SUB-ADVISERS DURING THE PERIOD ARE REFLECTED BELOW.

HOW DID THE PORTFOLIO PERFORM?

For the period January 1, 2001 through April 30, 2001, the Portfolio returned -0.49% compared with the -5.00% return for the Standard & Poor's 500 Composite Stock Price Index(1) (S&P 500 Index) and the 2.61% return of the Lehman Aggregate Bond Index(2).


For the period May 1, 2001 through June 30, 2001, the Portfolio declined 1.09% versus a decline of 1.78% for the S&P 500 Index and a gain of 0.98% for the Lehman Aggregate Bond Index for the same period.


For the six-month period ending June 30, 2001, the Portfolio recorded a 1.58% loss, while the S&P 500 Index, returned -6.69% and the Lehman Aggregate Bond Index returned 3.62% for the same time period.


WHY DID THE PORTFOLIO PERFORM THIS WAY?(3)

The first six months of 2001 were somewhat tumultuous for both the equity and fixed income markets. Challenges continued to abound for equity investors, including high levels of market volatility, persistent concerns over corporate profits and mixed economic news. The first quarter of 2001 proved especially difficult for large-capitalization companies. The S&P 500 Index declined nearly 12% in the first quarter. However, the second quarter of 2001 represented somewhat of an improvement. The fixed income market responded to the Federal Reserve Board's (the Fed) easing of interest rates by steepening the yield curve in anticipation of inflationary pressures from easier credit conditions. The yield on the 10-year U.S. Treasury note ranged from a low of 4.75% on March 22, 2001 to a high of 5.52% on May 29, 2001 and ended June at 5.42% or 0.31% higher from December 31, 2000 levels.


For the period January 1, 2001 through April 30, 2001, the equity portion of the Portfolio was managed by Bank of America Capital Management, LLC's Investment Strategies Team, using a value-oriented approach. During this period, the Portfolio declined slightly. However, the Portfolio's value orientation helped to cushion the decline. Nearly all of the negative stock performance during this period was offset by the positive return in the bond portion of the Portfolio. The allocation to stocks remained close to the long-term target of 60% with bond investments making up the other 40% of the Portfolio.


(1)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)The Lehman Aggregate Bond Index is an unmanaged index composed of the Lehman Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(3)Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS ASSET ALLOCATION
PORTFOLIO (CONTINUED)

Most beneficial to performance was the overweight in the consumer staples sector. Philip Morris Companies, Inc. contributed significantly to performance during the period. The news of decreased litigation risk and strong earnings growth propelled the tobacco and food company to a much higher valuation. Also, investor's concerns over the strength of the economy made the consumer staples sector with its consistent earnings growth characteristics appear as a safe haven.

A challenge for the Portfolio during this period was the communications sector, which reacted negatively as widespread competition drove down pricing and sources of capital disappeared for weaker telecommunications companies.

For the period May 1, 2001 through June 30, 2001, the equity portion of the Portfolio was managed by Chicago Equity Partners, LLC, whose philosophy is to remain neutral to the benchmark Index in sector weightings and market capitalization and focus on individual stock selection. The Portfolio was repositioned from a primarily large-capitalization posture to have some exposure to small- and mid-capitalization companies, mirroring the construction of the S&P SuperComposite 1500(4). During this period, large-capitalization stocks have been laggards, and the Portfolio has benefited from exposure to small- and mid-capitalization stocks.

The larger contributor to performance was the technology sector. Within the technology sector, stock selection in the telecommunications and business machines industries benefited performance with underweightings in JDS Uniphase Inc., Nortel Networks Corporation and Hewlett-Packard Company and overweightings in International Business Machines Corporation, Lexmark International, Inc. and Cabletron Systems, Inc.

Health care and communication services sectors were the largest detractors from performance with overweighted positions relative to the benchmark in Merck & Company, Inc., Pfizer Inc., Worldcom, Inc. and Quest Communications International Inc.

While the Portfolio's equity investment sub-adviser changed on May 1, 2001, the fixed income portfolio manager remained unchanged. Contributing to the fixed income portion of the Portfolio's positive return was the decision to keep a substantial portion of the Portfolio invested in agency and AAA rated residential and commercial mortgage-backed securities. The prices of these bonds improved substantially relative to comparable maturity U.S. Treasury securities. Despite the strong performance of these sectors, the gains were offset by weakness in the Portfolio's positions in investment grade corporate securities. While corporate credits rallied in the first few months of the year, disappointing earnings and the prospect for a continuation of slower growth has pushed prices on many corporate bonds lower in the 2nd quarter.

(4)The S&P SuperComposite 1500 is an unmanaged index created by Standard & Poors combining the companies represented in three other indices--the S&P 500, MidCap 400 and SmallCap 600. The index represents 87% of the total capitalization of U.S. equity markets. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

NATIONS ASSET ALLOCATION
PORTFOLIO (CONTINUED)


WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2001?(5)

In terms of the structure of the fixed income portion of the Portfolio, we are planning to increase our exposure to selected sectors of the investment grade corporate market in the second half of this year, as we believe corporate earnings should improve. While earnings are unlikely to impress over the next few months, many companies have written off everything but the kitchen sink, and we would not be surprised to see some positive earnings surprises through the end of this year.

We believe that the U.S. economy still shows signs of slowing, which wreaked havoc on the equity markets during the second half of 2000 and profit concerns have been at the root of most issues related to stocks. The Fed is addressing the slowdown with its 2.75% decrease in rates so far in 2001, and companies are addressing the earnings story through head count reductions. Many pundits predict by the fourth quarter the economy and corporate profits will turn positive, as the combination of the aforementioned may start to produce a stronger economy and stable earnings. We believe the stock market could benefit before we see the economy turn.

(5)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS HIGH YIELD
BOND PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
HIGH YIELD PORTFOLIO MANAGEMENT
TEAM,
MacKay Shields LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                             NATIONS HIGH YIELD BOND PORTFOLIO     CSFB GLOBAL HIGH YIELD INDEX
                                                                           $9466                              $9559
                                                             ---------------------------------     ----------------------------
Jul. 7 2000                                                              10000.00                            10000.00
                                                                          9970.00                            10068.00
Dec. 31 2000                                                              9466.00                             9559.00

--------------------------------
 TOTAL RETURNS (AS OF 6/30/01)
--------------------------------

                                                  SINCE
                                                INCEPTION*
NATIONS HIGH YIELD BOND PORTFOLIO                 -0.37%
CSFB GLOBAL HIGH YIELD                            -0.31%

*Cumulative Returns. Inception date is July 7, 2000.

The chart represents a hypothetical investment in Nations High Yield Bond Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?

For the six-month period ended June 30, 2001, Nations High Yield Bond Portfolio returned 5.25%. The Portfolio outperformed the 4.29% return of the Credit Suisse First Boston (CSFB) Global High Yield Bond Index(1) (the Index) for the period.


WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

The Portfolio's ability to outperform the Index was due to what it didn't own as well as to what it did. The Portfolio's underweighted positions in telecommunications, and metals and mining helped performance, as these sectors were the year's worst performers. Top performing sectors that contributed to performance were positions in health care and gaming. Having an overweighted position in lower-quality, single B credits had a negative impact on the Portfolio's performance relative to the benchmark, as a flight-to-quality movement caused BB credits to sharply outperform B rated bonds.


Several of the Portfolio's best performers were the result of merger and acquisition activity. Generac Portable, a manufacturer of engine-powered tools, was the top performing position within the Portfolio, following its announcement that Briggs & Stratton had agreed to acquire the firm. Efficient Networks, a maker of digital subscriber line modems, was also a top performer on news that it was being acquired by Siemens. Other top performers were companies the Portfolio purchased at steeply discounted prices and experienced positive earnings. The proposed acquisition of Digital Island by Cable and Wireless plc increased the value of our holdings in Digital Island's debt substantially, making it one of our best performers. As part of the acquisition, Cable and Wireless plc will tender the debt of Digital Island. We sold our holdings in Digital Island to take advantage of this favorable offer and put the money to work in other areas.


Recently the health care sector has benefited from greater government reimbursement, which has increased revenue and earnings for many companies in this industry. With improved earnings for hospitals and nursing homes, many investors have been more attracted to the defensive nature of this sector. The ambiguity of the current economy has lifted the health care sector relative to the rest of the market, as consistent demand has made the sector resilient in uncertainty. Significant holdings that we have in the health care sector are Apria Healthcare Group Inc., Magellan Health Services, Inc., Alaris Medical Systems, Inc., Medaphis and Team Health, Inc.


Unfortunately, the Portfolio suffered from a severe credit setback at ICG Communications, a competitive local-exchange carrier. After the Portfolio purchased the company's bonds, ICG received $750 million in cash equity from Liberty Media and Hicks Muse. Shortly thereafter, however, poor execution led the company into Chapter 11. Although the Portfolio had purchased the securities at discounted prices, we sold the bonds at a substantial loss, with a negative impact on performance. The Portfolio's international cable holdings also impacted performance, as these credits traded lower on capital concerns similar to those in the telecom sector.


THE PORTFOLIO INVESTS PRIMARILY IN HIGH-YIELD DEBT SECURITIES, WHICH ARE OFTEN REFERRED TO AS "JUNK BONDS." HIGH-YIELD DEBT SECURITIES OFFER THE POTENTIAL FOR HIGHER INCOME THAN OTHER KINDS OF DEBT SECURITIES WITH SMALLER MATURITIES, BUT THEY ALSO HAVE HIGHER RISK.

(1)The Credit Suisse First Boston (CSFB) Global High Yield Bond Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS HIGH YIELD
BOND PORTFOLIO (CONTINUED)


WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2001?(3)

The high yield market continues to be divided. We believe the market is split between higher-quality issues that are fairly to over-valued, while the more speculative companies are trading at deep discounts, as indicated by their extremely high yields. These deep discounts are warranted if the economy heads into a recession and the default rate continues to climb. We expect default rates to peak in the second half of 2001.

Spreads as measured by the Index are approaching more normal valuations. In our view, the high yield market should continue to perform well based on the "soft landing" scenario that the Federal Reserve Board (the Fed) is forecasting. While past performance is no guarantee of future results, history suggests that such a scenario typically results in a steepening yield curve, making short-term bonds less attractive and encouraging investors to move money into higher-yielding instruments. We believe these factors might prompt a strong technical rally in the high yield market, with lower-rated credits (single B bonds) outperforming higher-rated ones, and deferred-interest securities outperforming those that pay cash. As a result, the Portfolio is overweighted in single B credits and slightly overweighted in zero-coupon bonds.

The economy and the stock market remain key concerns. Defaults rose in 2000, and Moody's Investor Services, Inc.(4) is forecasting default rates to reach 9% by the end of 2001. If the Fed can engineer a "soft-landing," we believe that high-yield spreads may tighten substantially as the risk of recession subsides.

Although the Portfolio is focused on lower-rated credits, it remains underweighted in cyclical sectors, including auto parts manufacturers, building products and homebuilders, steel companies, paper companies and retailers, which are the most likely to be hurt in a recession. The Portfolio's barbell approach may help it participate in an up market, yet minimize the impact of an economic slowdown. Despite the potential for a telecom rally in 2001, most names do not fit the Portfolio's investment process and ongoing capital needs could put pressure on bond prices.

Several forces could impact the market in 2001, including slowing global economies, rising loan defaults at major financial institutions, sharply higher energy and electricity costs, the California utility crisis, rising unemployment, and the Fed's response to any or all of these factors. Whatever the markets or the economy may bring, the Portfolio will seek to continue to stick to its investment discipline, focusing on companies with strong asset coverage and/or free cash flow.

(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.
(4)Moody's Investor Services, Inc, a leading global credit rating, research and risk analysis firm, publishes credit opinions, research, and ratings on fixed-income securities, issuers of securities and other credit obligations.

NATIONS FUNDS
Nations Separate Account Trust -- Marsico International Opportunities Portfolio
  STATEMENT OF NET ASSETS                          JUNE 30, 2001 (UNAUDITED)

  SHARES                                            VALUE
------------------------------------------------------------
             COMMON STOCKS -- 89.6%
             BRAZIL -- 7.3%
    22,840   Embraer-Empresa Brasileira de
               Aeronautica SA, ADR++..........   $   891,902
                                                 -----------
             CANADA -- 5.9%
     7,963   Canadian Natural Resources
               Ltd............................       235,332
    30,472   Westjet Airlines Ltd.++..........       488,926
                                                 -----------
                                                     724,258
                                                 -----------
             CHINA -- 1.6%
    10,100   CNOOC Ltd., ADR++................       191,395
                                                 -----------
             FRANCE -- 3.2%
     2,837   TotalFinaElf SA..................       397,257
                                                 -----------
             GERMANY -- 13.6%
     1,038   Allianz AG.......................       304,669
     3,385   AMB Generali Holding AG..........       355,350
     9,186   Bayerische Motoren Werke (BMW)
               AG.............................       302,519
     9,812   KarstadtQuelle AG++..............       304,445
     1,144   Porsche AG.......................       394,182
                                                 -----------
                                                   1,661,165
                                                 -----------
             IRELAND -- 7.0%
     7,577   Elan Corporation plc, ADR++......       462,197
     7,595   Ryanair Holdings plc, ADR++......       394,560
                                                 -----------
                                                     856,757
                                                 -----------
             JAPAN -- 12.4%
     1,300   Fast Retailing Company, Ltd......       226,187
        32   Fuji Television Network, Inc.....       183,964
    67,000   Mitsubishi Heavy Industries,
               Ltd............................       305,669
    17,000   NEC Corporation..................       229,674
    28,000   Takuma Company, Ltd..............       280,629
    34,000   The Suruga Bank, Ltd.............       286,241
                                                 -----------
                                                   1,512,364
                                                 -----------
             MEXICO -- 2.1%
    75,707   Wal-Mart de Mexico SA de CV,
               Series C.......................       185,196
    25,106   Wal-Mart de Mexico SA de CV,
               Series V.......................        67,962
                                                 -----------
                                                     253,158
                                                 -----------
             NETHERLANDS -- 11.3%
    14,584   Heineken Holding NV, 'A'.........       444,484
    14,276   Koninklijke Ahold NV++...........       447,183
    20,582   KPNQwest NV++....................       180,868
     5,161   Unilever NV......................       309,345
                                                 -----------
                                                   1,381,880
                                                 -----------
             SPAIN -- 6.2%
     7,977   Flextronics International
               Ltd.++.........................       208,279
    22,610   Industria De Diseno Textil,
               SA++...........................       360,818
     3,909   Check Point Software Technologies
               Ltd.++.........................       197,678
                                                 -----------
                                                     766,775
                                                 -----------

  SHARES                                            VALUE
------------------------------------------------------------
             SWITZERLAND -- 5.5%
        73   Julius Baer Holding AG 'B'.......   $   280,832
     2,700   UBS AG (REGD)....................       386,787
                                                 -----------
                                                     667,619
                                                 -----------
             UNITED KINGDOM -- 13.5%
    13,188   GlaxoSmithKline plc..............       370,918
    51,284   Northern Rock plc................       416,849
    17,703   Reuters Group plc................       229,783
    35,077   Shire Pharmaceuticals Group
               plc++..........................       638,302
                                                 -----------
                                                   1,655,852
                                                 -----------
             TOTAL COMMON STOCKS
               (Cost $11,105,571).............    10,960,382
                                                 -----------
PRINCIPAL
  AMOUNT
----------
             SHORT TERM INVESTMENTS -- 11.4%
             (Cost $1,399,854)
             FEDERAL HOME LOAN MORTGAGE CORPORATION
               (FHLMC) -- 11.4%
$1,400,000   3.75% 07/02/01...................     1,399,708
                                                 -----------
  SHARES
----------
             INVESTMENT COMPANIES -- 0.4%
             (Cost $49,000)
    49,000   Nations Cash Reserves#...........        49,000
                                                 -----------
             TOTAL INVESTMENTS
               (Cost $12,554,425*).....  101.4%   12,409,090
                                                 -----------
             OTHER ASSETS AND
               LIABILITIES (NET).......   (1.4)%
             Cash.............................   $   135,861
             Receivable for investment
               securities sold................     1,682,266
             Receivable for Fund shares
               sold...........................         1,848
             Dividends receivable.............        27,645
             Interest receivable..............           127
             Unamortized organization costs...         6,709
             Payable for Fund shares
               redeemed.......................       (14,253)
             Investment advisory fee
               payable........................          (456)
             Administration fee payable.......        (2,219)
             Payable for investment securities
               purchased......................    (1,960,022)
             Accrued Trustees'/Directors' fees
               and expenses...................       (21,193)
             Accrued expenses and other
               liabilities....................       (25,560)
                                                 -----------
             TOTAL OTHER ASSETS AND
               LIABILITIES (NET)..............      (169,247)
                                                 -----------
             NET ASSETS................  100.0%  $12,239,843
                                                 ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

NATIONS FUNDS
Nations Separate Account Trust -- Marsico International Opportunities Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2001 (UNAUDITED)

                                                    VALUE
------------------------------------------------------------
             NET ASSETS CONSIST OF:
             Undistributed net investment
               income.........................   $    93,683
             Accumulated net realized loss on
               investments sold, foreign
               currency and net other
               assets.........................    (1,750,514)
             Net unrealized depreciation of
               investments, foreign currencies
               and net other assets...........      (145,598)
             Paid-in capital..................    14,042,272
                                                 -----------
             NET ASSETS.......................   $12,239,843
                                                 ===========
             NET ASSET VALUE, OFFERING AND
               REDEMPTION PRICE PER SHARE
               ($12,239,843 / 1,105,256 shares
               of common stock outstanding)...        $11.07
                                                      ======

---------------

* Federal Income Tax Information: Net unrealized depreciation of $145,335 on investment securities was comprised of gross appreciation of $370,787 and gross depreciation of $516,122 for federal income tax purposes. At June 30, 2001, the aggregate cost of securities for federal income tax purposes was $12,554,425.

++ Non-income producing security.

# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

Abbreviation:
ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Marsico International Opportunities Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2001 (UNAUDITED)

At June 30, 2001, sector diversification was as follows:

                                                                   % OF NET
SECTOR DIVERSIFICATION                                              ASSETS              VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCKS:
Pharmaceuticals.............................................         12.1%          $    1,471,417
Commercial banking..........................................          7.8                  953,860
Aerospace and defense.......................................          7.3                  891,902
Airlines....................................................          7.2                  883,486
Automotive..................................................          5.7                  696,701
Insurance...................................................          5.4                  660,019
Integrated oil..............................................          4.8                  588,652
Department and discount stores..............................          4.6                  557,603
Food and drug stores........................................          3.7                  447,183
Commercial services.........................................          3.6                  444,484
Consumer credit and mortgages...............................          3.4                  416,849
Apparel and textiles........................................          2.9                  360,818
Food products...............................................          2.5                  309,345
Heavy machinery.............................................          2.5                  305,669
Diversified manufacturing...................................          2.3                  280,629
Exploration and production..................................          1.9                  235,332
Publishing and advertising..................................          1.9                  229,783
Electronics.................................................          1.9                  229,674
Retail -- Specialty.........................................          1.8                  226,187
Diversified electronics.....................................          1.7                  208,279
Other.......................................................          4.6                  562,510
                                                                ----------           -------------
TOTAL COMMON STOCKS.........................................         89.6               10,960,382
SHORT TERM INVESTMENTS......................................         11.4                1,399,708
INVESTMENT COMPANIES........................................          0.4                   49,000
                                                                ----------           -------------
TOTAL INVESTMENTS...........................................        101.4               12,409,090
OTHER ASSETS AND LIABILITIES (NET)..........................         (1.4)                (169,247)
                                                                ----------           -------------
NET ASSETS..................................................        100.0%          $   12,239,843
                                                                ----------           -------------
                                                                ----------           -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

NATIONS FUNDS
Nations Separate Account Trust -- International Value Portfolio
  STATEMENT OF NET ASSETS                          JUNE 30, 2001 (UNAUDITED)

 SHARES                                               VALUE
--------------------------------------------------------------
            COMMON STOCKS -- 93.9%
            ARGENTINA -- 0.4%
   1,700    Telecom Argentina Stet -- France
              Telecom SA, ADR....................   $   26,265
                                                    ----------
            BRAZIL -- 3.1%
   3,900    Banco Bradesco SA, ADR...............       20,265
     230    Brasil Telecom Participacoes SA,
              ADR................................        9,662
  16,900    Centrais Eletricas Brasileiras SA,
              ADR++..............................      108,669
   2,210    Petroleo Brasileiro SA 'A', ADR++....       51,692
                                                    ----------
                                                       190,288
                                                    ----------
            CANADA -- 0.2%
     610    TELUS Corporation, Non Voting
              Shares.............................       12,810
                                                    ----------
            CHINA -- 0.7%
   1,996    PetroChina Company Ltd., ADR.........       40,718
                                                    ----------
            DENMARK -- 0.5%
   1,700    Den Danske Bank A/S, ADR.............       30,544
                                                    ----------
            FRANCE -- 4.9%
   5,410    Alcatel SA, ADR......................      112,203
   1,540    Alstom SA, ADR.......................       42,966
   3,850    Compagnie Generale des Etablissements
              Michelin...........................      121,804
     330    Eridania Beghin-Say SA...............       27,100
                                                    ----------
                                                       304,073
                                                    ----------
            GERMANY -- 5.2%
   2,200    BASF AG, ADR.........................       86,680
   4,310    Deutsche Telekom AG, ADR.............       96,760
   2,690    E.On AG, ADR.........................      139,208
                                                    ----------
                                                       322,648
                                                    ----------
            HONG KONG -- 1.7%
  11,520    CLP Holdings Ltd., ADR...............       48,298
  11,620    Swire Pacific, Ltd. 'A', ADR.........       60,188
                                                    ----------
                                                       108,486
                                                    ----------
            IRELAND -- 1.8%
   4,020    Allied Irish Banks plc, ADR..........       90,450
     560    Bank of Ireland, ADR++...............       21,874
                                                    ----------
                                                       112,324
                                                    ----------
            ITALY -- 3.6%
   1,570    ENI SpA, ADR.........................       96,869
   1,440    Telecom Italia SpA, ADR..............      126,720
                                                    ----------
                                                       223,589
                                                    ----------
            JAPAN -- 19.0%
   2,000    Daiichi Pharmaceutical Company,
              Ltd. ..............................       46,264
   7,000    Daiwa House Industry Company,
              Ltd. ..............................       54,891
   1,590    Hitachi, Ltd., ADR...................      157,394
      18    Japan Tobacco, Inc. .................      124,118
   6,010    Komatsu Ltd.++.......................      110,258
   7,160    Matsushita Electric Industrial
              Company Ltd., ADR..................      113,128
  25,000    Mitsubishi Heavy Industries, Ltd. ...      114,055
  13,780    Mitsubishi Tokyo Financial Group
              Inc.++.............................      116,579
  15,000    Nippon Mitsubishi Oil Corporation....       84,669
   4,100    Nippon Telegraph and Telephone
              Corporation, ADR...................      109,060
   2,000    Ono Pharmaceutical Company, Ltd. ....       63,502

 SHARES                                               VALUE
--------------------------------------------------------------
            JAPAN -- (CONTINUED)
   4,800    Sumitomo Mitsui Banking Corporation,
              ADR++..............................   $   39,642
   1,060    Tokio Marine & Fire Insurance
              Company, Ltd., ADR.................       49,301
                                                    ----------
                                                     1,182,861
                                                    ----------
            MEXICO -- 3.3%
   2,460    America Movil SA de CV 'L', ADR++....       51,316
   4,390    Telefonos de Mexico SA de CV 'L',
              ADR................................      154,044
                                                    ----------
                                                       205,360
                                                    ----------
            NETHERLANDS -- 1.3%
   1,920    Akzo Nobel NV, ADR...................       81,754
                                                    ----------
            NEW ZEALAND -- 0.8%
   2,760    Telecom Corporation of New Zealand
              Ltd., ADR..........................       50,094
                                                    ----------
            PORTUGAL -- 1.1%
   9,792    Portugal Telecommunications, SGPS SA,
              ADR++..............................       67,663
                                                    ----------
            SINGAPORE -- 3.3%
   3,410    DBS Group Holdings Ltd., ADR.........      100,318
   3,200    Jardine Matheson Holdings, Ltd.,
              ADR................................       19,680
  13,000    Overseas-Chinese Banking Corporation
              Ltd. ..............................       84,907
                                                    ----------
                                                       204,905
                                                    ----------
            SOUTH AFRICA -- 1.9%
  15,240    South African Breweries, ADR++.......      115,324
                                                    ----------
            SOUTH KOREA -- 4.6%
   9,780    Korea Electric Power Corporation,
              ADR................................       92,910
   4,400    Korea Telecom Corporation, ADR.......       96,712
   4,810    Pohang Iron & Steel Company Ltd.,
              ADR++..............................       94,853
                                                    ----------
                                                       284,475
                                                    ----------
            SPAIN -- 8.3%
   6,350    Altadis, SA..........................       90,530
   7,800    Banco Bilbao Vizcaya Argentaria SA,
              ADR................................      100,776
  10,600    Repsol YPF SA, ADR...................      176,596
   3,900    Telefonica SA, ADR++.................      145,235
                                                    ----------
                                                       513,137
                                                    ----------
            SWITZERLAND -- 4.6%
   4,330    Swisscom AG, ADR.....................      103,271
   5,400    Zurich Financial Services AG,
              ADR++..............................      184,171
                                                    ----------
                                                       287,442
                                                    ----------
            UNITED KINGDOM -- 23.4%
   9,320    BAE Systems plc, ADR.................      178,394
     540    BOC Group plc, ADR++.................       15,930
  11,280    British American Tobacco plc, ADR....      178,223
   1,230    British Energy plc, ADR++............       19,250
     812    British Telecommunications plc,
              ADR................................       52,496
   1,170    Cadbury Schweppes plc, ADR...........       31,824
   9,930    Corus Group plc, ADR.................       83,611
   3,718    Diageo plc, ADR......................      163,406
   2,370    HSBC Holdings plc, ADR...............      141,963
   5,050    Imperial Chemical Industries plc,
              ADR................................      119,938
     300    Innogy Holdings plc, ADR++...........        9,225

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- International Value Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2001 (UNAUDITED)

 SHARES                                               VALUE
--------------------------------------------------------------
            UNITED KINGDOM -- (CONTINUED)
  30,450    Invensys plc, ADR++..................   $  115,198
   1,770    J Sainsbury plc++....................       44,135
   4,780    Marks & Spencer plc, ADR++...........      104,267
   1,280    Rolls-Royce plc, ADR++...............       20,995
   5,210    Unilever plc, ADR....................      179,745
                                                    ----------
                                                     1,458,600
                                                    ----------
            VENEZUELA -- 0.2%
     530    Cia Anonima Nacional Telefonos de
              Venezuela, ADR.....................       12,423
                                                    ----------
            TOTAL COMMON STOCKS
              (Cost $6,160,246)..................    5,835,783
                                                    ----------
            PREFERRED STOCKS -- 1.2%
            BRAZIL -- 1.2%
     530    Companhia de Bebidas das Americas,
              Preferred ADR......................       12,270
   1,380    Telecomunicacoes Brasileiras SA -
              Telebras, ADR Pfd. Block...........       64,515
                                                    ----------
                                                        76,785
                                                    ----------
            TOTAL PREFERRED STOCKS
              (Cost $98,855).....................       76,785
                                                    ----------
            INVESTMENT COMPANIES -- 10.2%
            (Cost $633,000)
 633,000    Nations Cash Reserves#...............      633,000
                                                    ----------
            TOTAL INVESTMENTS
              (Cost $6,892,101*)..........  105.3%   6,545,568
                                                    ----------
            OTHER ASSETS AND LIABILITIES
              (NET).......................  (5.3)%
            Cash.................................   $  127,850
            Receivable for investment securities
              sold...............................        9,000
            Receivable for Fund shares sold......       27,102
            Dividends receivable.................       28,345
            Interest receivable..................        1,386
            Receivable from investment advisor...          793
            Payable for Fund shares redeemed.....          (81)
            Administration fee payable...........       (1,042)
            Payable for investment securities
              purchased..........................     (492,028)
            Accrued Trustees'/Directors' fees and
              expenses...........................      (11,088)
            Accrued expenses and other
              liabilities........................      (17,784)
                                                    ----------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)..................     (327,547)
                                                    ----------
            NET ASSETS....................  100.0%  $6,218,021
                                                    ==========

                                                      VALUE
--------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Undistributed net investment
              income.............................   $   45,495
            Accumulated net realized gain on
              investments sold, foreign
              currencies and net other assets....       47,884
            Net unrealized depreciation of
              investments, foreign currencies and
              net other assets...................     (346,664)
            Paid-in capital......................    6,471,306
                                                    ----------
            NET ASSETS...........................   $6,218,021
                                                    ==========
            NET ASSET VALUE, OFFERING AND
              REDEMPTION PRICE PER SHARE
              ($6,218,021 / 693,214 shares of
              common stock outstanding)..........        $8.97
                                                         -----
                                                         -----

---------------

 * Federal Income Tax Information: Net unrealized depreciation of $346,533 on investment securities was comprised of gross appreciation of $189,656 and gross depreciation of $536,189 for federal income tax purposes. At June 30, 2001, the aggregate cost of securities for federal income tax purposes was $6,892,101.

 ++ Non-income producing security.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

Abbreviation:
ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

NATIONS FUNDS
Nations Separate Account Trust -- International Value Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2001 (UNAUDITED)

At June 30, 2001, sector diversification was as follows:

                                                                % OF NET
SECTOR DIVERSIFICATION                                           ASSETS                 VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCKS:
Telecommunications services.................................         17.8%          $    1,114,531
Commercial banking..........................................         13.1                  814,910
Tobacco.....................................................          6.3                  392,871
Integrated oil..............................................          5.9                  365,875
Food products...............................................          4.5                  282,804
Heavy machinery.............................................          4.3                  267,279
Diversified manufacturing...................................          4.1                  254,406
Diversified electronics.....................................          3.6                  221,797
Aerospace and defense.......................................          3.2                  199,389
Chemicals -- Specialty......................................          3.0                  184,364
Steel.......................................................          2.9                  178,464
Beverages...................................................          2.6                  163,406
Electrical equipment........................................          2.5                  157,394
Department and discount stores..............................          2.0                  123,947
Automotive..................................................          2.0                  121,804
Chemicals -- Basic..........................................          1.9                  119,938
Finance -- Miscellaneous....................................          1.9                  116,579
Commercial services.........................................          1.9                  115,324
Networking and telecommunications equipment.................          1.8                  112,203
Pharmaceuticals.............................................          1.8                  109,766
Other.......................................................          6.8                  418,732
                                                                ----------           -------------
TOTAL COMMON STOCKS.........................................         93.9                5,835,783
PREFERRED STOCKS............................................          1.2                   76,785
INVESTMENT COMPANIES........................................         10.2                  633,000
                                                                ----------           -------------
TOTAL INVESTMENTS...........................................        105.3                6,545,568
OTHER ASSETS AND LIABILITIES (NET)..........................         (5.3)                (327,547)
                                                                ----------           -------------
NET ASSETS..................................................        100.0%          $    6,218,021
                                                                ----------           -------------
                                                                ----------           -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Marsico Focused Equities Portfolio
  STATEMENT OF NET ASSETS                          JUNE 30, 2001 (UNAUDITED)

  SHARES                                          VALUE
-----------------------------------------------------------
 ...........   COMMON STOCKS -- 89.5%
              AEROSPACE AND DEFENSE -- 8.0%
     79,419   Boeing Company................   $  4,415,696
     59,544   General Dynamics
                Corporation.................      4,633,119
     15,710   United Technologies
                Corporation.................      1,150,915
                                               ------------
                                                 10,199,730
                                               ------------
              AIRLINES -- 2.8%
    194,385   Southwest Airlines Company....      3,594,179
                                               ------------
              APPAREL AND TEXTILES -- 0.5%
     14,246   Nike, Inc., Class B...........        598,190
                                               ------------
              BEVERAGES -- 2.7%
     33,159   Anheuser-Busch Companies,
                Inc. .......................      1,366,151
     46,598   PepsiCo, Inc. ................      2,059,631
                                               ------------
                                                  3,425,782
                                               ------------
              BROADCASTING AND CABLE -- 5.7%
     88,628   AOL Time Warner Inc.++........      4,697,284
     41,402   Clear Channel Communications,
                Inc.++......................      2,595,905
                                               ------------
                                                  7,293,189
                                               ------------
              COMMERCIAL BANKING -- 4.4%
    106,188   Citigroup Inc. ...............      5,610,974
                                               ------------
              CONSUMER CREDIT AND
                MORTGAGES -- 7.7%
     68,814   Fannie Mae....................      5,859,512
     54,144   USA Education Inc. ...........      3,952,512
                                               ------------
                                                  9,812,024
                                               ------------
              DEPARTMENT AND DISCOUNT
                STORES -- 6.5%
    111,496   Costco Wholesale
                Corporation++...............      4,580,256
     74,999   Wal-Mart Stores, Inc. ........      3,659,951
                                               ------------
                                                  8,240,207
                                               ------------
              DIVERSIFIED MANUFACTURING -- 4.5%
    118,685   General Electric Company......      5,785,894
                                               ------------
              ELECTRIC POWER -- NON NUCLEAR -- 1.6%
     53,412   Calpine Corporation++.........      2,018,974
                                               ------------
              HEALTH SERVICES -- 4.0%
     74,798   Tenet Healthcare
                Corporation++...............      3,858,829
     19,700   UnitedHealth Group Inc. ......      1,216,475
                                               ------------
                                                  5,075,304
                                               ------------
              INSURANCE -- 0.6%
      8,366   American International Group,
                Inc. .......................        719,476
                                               ------------
              INVESTMENT SERVICES -- 8.4%
     18,310   Goldman Sachs Group, Inc. ....      1,570,998
     51,006   Lehman Brothers Holdings
                Inc. .......................      3,965,717
     88,765   Merrill Lynch & Company,
                Inc. .......................      5,259,326
                                               ------------
                                                 10,796,041
                                               ------------
              LODGING AND RECREATION -- 2.1%
     47,415   Four Seasons Hotels Inc.##....      2,624,420
                                               ------------
              MEDICAL DEVICES AND
                SUPPLIES -- 0.9%
     23,604   Baxter International Inc. ....      1,156,596
                                               ------------

  SHARES                                          VALUE
-----------------------------------------------------------
              NETWORKING AND
                TELECOMMUNICATIONS
                EQUIPMENT -- 2.5%
     55,044   QUALCOMM Inc.++...............   $  3,218,973
                                               ------------
              OILFIELD SERVICES -- 2.7%
     56,608   Smith International, Inc.++...      3,390,819
                                               ------------
              PHARMACEUTICALS -- 11.7%
     41,014   Amgen Inc.++..................      2,488,730
     96,930   Genentech, Inc.++.............      5,340,842
     56,835   Merck & Company, Inc. ........      3,632,324
     89,350   Pfizer Inc. ..................      3,578,468
                                               ------------
                                                 15,040,364
                                               ------------
              SOFTWARE -- 4.3%
     74,928   Microsoft Corporation++.......      5,469,744
                                               ------------
              SPECIALTY STORES -- 7.9%
    129,062   Home Depot, Inc. .............      6,007,836
    110,655   Tiffany & Company.............      4,007,924
                                               ------------
                                                 10,015,760
                                               ------------
              TOTAL COMMON STOCKS
                (Cost $108,893,986).........    114,086,640
                                               ------------
 PRINCIPAL
  AMOUNT
-----------
              SHORT TERM
                INVESTMENTS -- 10.7%
                (Cost $13,598,583)
              FEDERAL HOME LOAN MORTGAGE
                CORPORATION (FHLMC) -- 10.7%
$13,600,000   Discount note 07/02/01........     13,597,167
                                               ------------

  SHARES
-----------
              INVESTMENT COMPANIES -- 2.2%
                (Cost $2,766,600)
  2,766,600   Nations Cash Reserves#.........      2,766,600
                                                ------------
              TOTAL INVESTMENTS
                (Cost
                $125,259,169*)........  102.4%   130,450,407
                                                ------------
              OTHER ASSETS AND
                LIABILITIES (NET).....   (2.4)%
              Cash...........................   $        252
              Receivable for investment
                securities sold..............     15,013,451
              Receivable for Fund shares
                sold.........................         26,798
              Dividends receivable...........         48,933
              Interest receivable............            285
              Unamortized organization
                costs........................          6,709
              Collateral on securities
                loaned.......................     (2,706,600)
              Payable for Fund shares
                redeemed.....................         (9,267)
              Investment advisory fee
                payable......................        (75,108)
              Administration fee payable.....        (24,489)
              Payable for investment
                securities purchased.........    (15,194,768)
              Accrued Trustees'/Directors'
                fees and expenses............        (21,128)
              Accrued expenses and other
                liabilities..................        (86,743)
                                                ------------
              TOTAL OTHER ASSETS AND
                LIABILITIES (NET)............     (3,021,675)
                                                ------------
              NET ASSETS..............  100.0%  $127,428,732
                                                ============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

NATIONS FUNDS
Nations Separate Account Trust -- Marsico Focused Equities Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2001 (UNAUDITED)

                                                   VALUE
------------------------------------------------------------
              NET ASSETS CONSIST OF:
              Undistributed net investment
                income.......................   $     18,323
              Accumulated net realized loss
                on investments sold..........    (18,146,220)
              Net unrealized appreciation of
                investments..................      5,191,238
              Paid-in capital................    140,365,391
                                                ------------
              NET ASSETS.....................   $127,428,732
                                                ============
              NET ASSET VALUE, OFFERING AND
                REDEMPTION PRICE PER SHARE
                ($127,428,732 / 8,995,973
                shares of common stock
                outstanding).................         $14.17
                                                      ------
                                                      ------

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $5,191,238 on investment securities was comprised of gross appreciation of $9,975,244 and gross depreciation of $4,784,006 for federal income tax purposes. At June 30, 2001, the aggregate cost of securities for federal income tax purposes was $125,259,169.

 ++ Non-income producing security.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 7). The portion that represents cash collateral is $2,706,600.

## All or a portion of security was on loan at June 30, 2001. The aggregate cost and market value of securities on loan at June 30, 2001 is $2,419,597 and $2,624,420, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Small Company Portfolio
  STATEMENT OF NET ASSETS                           JUNE 30, 2001 (UNAUDITED)

 SHARES                                               VALUE
--------------------------------------------------------------
            COMMON STOCKS -- 98.4%
            AEROSPACE AND DEFENSE -- 1.7%
     725    AAR Corporation.....................   $    12,398
     600    Armor Holdings, Inc.++..............         9,000
     675    BE Aerospace, Inc.++................        12,859
   1,125    GenCorp Inc. .......................        14,400
     850    Teledyne Technologies Inc.++........        12,920
   2,400    Triumph Group, Inc.++...............       117,599
                                                   -----------
                                                       179,176
                                                   -----------
            AIRLINES -- 0.9%
   1,125    Atlantic Coast Airlines Holdings,
              Inc.++............................        33,739
     575    Forward Air Corporation++...........        17,221
   1,500    SkyWest, Inc. ......................        42,000
                                                   -----------
                                                        92,960
                                                   -----------
            APPAREL AND TEXTILES -- 3.1%
     550    G & K Services, Inc., Class A.......        14,795
     275    K-Swiss Inc., Class A...............         6,636
     600    Kellwood Company##..................        13,860
     850    Nautica Enterprises Inc.++..........        17,366
     325    Oshkosh B'Gosh Inc. ................        10,806
     200    Oxford Industries Inc. .............         4,400
     725    Phillips-Van Heusen Corporation.....        10,440
   6,200    Quiksilver, Inc.++..................       154,999
     850    Russell Corporation.................        14,442
     475    Springs Industries Inc., Class A....        20,948
   1,100    Stride Rite Corporation.............         9,350
   1,050    Timberland Company, Class A++.......        41,485
     620    Vans, Inc.++........................        14,570
                                                   -----------
                                                       334,097
                                                   -----------
            AUTOMOTIVE -- 0.6%
     525    Group 1 Automotive, Inc.++..........        15,539
     675    Intermet Corporation................         3,814
     400    Midas, Inc. ........................         5,040
     575    Myers Industries Inc. ..............         8,683
     450    Oshkosh Truck Corporation...........        19,912
     325    Standard Motor Products, Inc. ......         4,323
     575    TBC Corporation++...................         5,509
     550    Titan International Inc. ...........         2,244
                                                   -----------
                                                        65,064
                                                   -----------
            BEVERAGES -- 0.4%
   1,100    Constellation Brands, Inc.++........        45,100
                                                   -----------
            CHEMICALS -- BASIC -- 0.4%
     675    Cambrex Corporation.................        34,142
     850    Georgia Gulf Corporation............        13,175
                                                   -----------
                                                        47,317
                                                   -----------
            CHEMICALS -- SPECIALTY -- 1.7%
   5,200    Agrium Inc. ........................        51,999
     275    Chemed Corporation..................         9,939
     400    ChemFirst Inc. .....................        10,480
     825    MacDermid, Inc. ....................        14,850
     625    OM Group, Inc. .....................        35,156
   1,050    Omnova Solutions Inc. ..............         7,644
     400    Rogers Corporation++................        10,600
     750    Scotts Company, Class A++...........        31,088
     375    TETRA Technologies Inc.++...........         9,169
                                                   -----------
                                                       180,925
                                                   -----------

 SHARES                                               VALUE
--------------------------------------------------------------
            COMMERCIAL BANKING -- 5.7%
   3,900    Boston Private Financial Holdings,
              Inc. .............................   $    87,359
   1,450    Commercial Federal Corporation......        33,495
   1,125    Community First Bankshares, Inc. ...        25,875
     750    Downey Financial Corporation........        35,445
     600    East West Bancorp, Inc. ............        16,200
     300    GBC Bancorp.........................         8,565
   1,425    Hudson United Bancorp...............        36,338
     625    MAF Bancorp Inc. ...................        19,188
   7,000    National Commerce Financial
              Corporation++.....................       170,589
     735    Provident Bankshares Corporation....        18,331
   1,768    Royal Bank of Canada................        56,310
   1,150    South Financial Group, Inc. ........        21,712
     950    Staten Island Bancorp, Inc. ........        26,458
     700    Sterling Bancshares, Inc. ..........        13,426
   1,650    TrustCo Bank Corporation NY.........        22,028
     600    Whitney Holding Corporation.........        28,140
                                                   -----------
                                                       619,459
                                                   -----------
            COMMERCIAL SERVICES -- 5.6%
     625    ABM Industries Inc. ................        23,281
     725    Administaff, Inc.++.................        18,850
     550    ADVO Inc.++.........................        18,783
     775    Arbitron Inc.++.....................        18,678
     175    Butler Manufacturing Company........         4,375
   4,140    Catalina Marketing Corporation++....       126,310
     975    Central Parking Corporation.........        18,233
  15,300    Encompass Services Corporation++....       136,934
     425    F.Y.I. Inc.++.......................        17,425
     875    Factset Research Systems Inc. ......        31,237
     550    Franklin Covey Company++............         3,025
     950    Global Payments Inc.++..............        28,595
     400    IMCO Recycling Inc.++...............         2,840
     325    Insurance Auto Auctions Inc.++......         5,525
     575    MAXIMUS, Inc.++.....................        23,052
     400    Memberworks Inc.++..................         9,256
     875    National Data Corporation...........        28,350
     650    Pegasus Solutions Inc.++............         7,508
     600    Prepaid Legal Services Inc.++##.....        13,200
     450    SCP Pool Corporation++..............        15,498
   1,075    Tetra Tech, Inc.++..................        29,240
     450    URS Corporation++...................        12,150
     400    Volt Information Sciences Inc.++....         7,000
     700    Watsco Inc. ........................         9,870
                                                   -----------
                                                       609,215
                                                   -----------
            COMPUTER SERVICES -- 0.6%
     562    Fair, Issac and Company Inc. .......        34,742
     400    QRS Corporation++...................         6,640
     750    Radiant Systems, Inc.++.............        12,090
     400    SCM Microsystems, Inc.++##..........         4,160
     450    Zixit Corporation++##...............         4,118
                                                   -----------
                                                        61,750
                                                   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

NATIONS FUNDS
Nations Separate Account Trust -- Small Company Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)               JUNE 30, 2001 (UNAUDITED)

 SHARES                                               VALUE
--------------------------------------------------------------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.4%
     600    Brady Corporation, Class A..........   $    21,678
     675    Hutchinson Technology, Inc.++.......        12,859
     325    Kronos Inc.++.......................        13,309
     575    Mercury Computer Systems, Inc.++....        25,357
     475    Micros Systems, Inc.++..............        10,450
   1,375    Pinnacle Systems, Inc.++............         8,319
     450    Radisys Corporation++...............        10,283
     425    Standard Microsystems
              Corporation++.....................         7,608
     850    Zebra Technologies Corporation++....        41,751
                                                   -----------
                                                       151,614
                                                   -----------
            CONGLOMERATES -- 0.7%
     850    Advanced Energy Industries,
              Inc.++##..........................        35,079
     750    Apogee Enterprises, Inc. ...........         9,368
     725    Insituform Technologies Inc., Class
              A++...............................        26,463
                                                   -----------
                                                        70,910
                                                   -----------
            CONSTRUCTION -- 0.2%
     500    Florida Rock Industries.............        23,450
                                                   -----------
            CONSUMER SERVICES -- 2.5%
     525    Aaron Rents, Inc. ..................         8,925
     350    Building Materials Holding
              Corporation++.....................         5,324
     850    Fedders Corporation.................         4,420
     625    ITT Educational Services, Inc.++....        28,125
     600    Kaman Corporation...................        10,620
   1,600    La-Z-Boy Inc. ......................        29,600
     350    New England Business Service,
              Inc. .............................         6,720
   2,700    Rent-A-Center, Inc.++...............       142,020
     375    Royal Appliance Manufacturing
              Company++.........................         2,280
     525    Russ Berrie & Company Inc. .........        15,435
   1,100    Wolverine World Wide................        19,657
                                                   -----------
                                                       273,126
                                                   -----------
            DEPARTMENT AND DISCOUNT STORES -- 1.5%
     350    Factory 2-U Stores Inc.++...........        10,273
   1,100    Regis Corporation...................        23,089
   4,748    Too, Inc.++.........................       130,095
                                                   -----------
                                                       163,457
                                                   -----------
            DIVERSIFIED ELECTRONICS -- 3.7%
   1,550    Aeroflex, Inc.++....................        16,275
     350    Analogic Corporation................        15,943
   5,654    Anaren Microwave, Inc.++............       113,079
   1,000    Anixter International Inc.++........        30,700
   1,500    AstroPower, Inc.++##................        78,209
     525    Benchmark Electronics Inc.++##......        12,789
     725    Concord Camera Corporation++........         4,278
     600    Dionex Corporation++................        19,950
     550    Esterline Technologies
              Corporation++.....................        11,963
     850    Harman International Industries.....        32,377
     600    Helix Technology Corporation........        18,288
     400    Itron Inc.++##......................         7,588
     425    Keithley Instruments, Inc. .........         9,053
     950    Methode Electronics Inc., Class A...         8,170
     725    Pioneer Standard Electronics........         9,280
     300    Ultimate Electronics, Inc.++........         9,726
   1,100    Valence Technology, Inc.++..........         7,073
                                                   -----------
                                                       404,741
                                                   -----------

 SHARES                                               VALUE
--------------------------------------------------------------
            DIVERSIFIED MANUFACTURING -- 4.4%
     625    A.O. Smith Corporation..............   $    11,188
   3,400    Actuant Corporation, Class A++......        55,929
     500    Barnes Group Inc. ..................        12,350
     650    Belden Inc. ........................        17,388
     650    CLARCOR Inc. .......................        17,453
   2,400    Delta and Pine Land Company.........        47,159
     525    Elcor Corporation...................        10,631
     800    Griffon Corporation++...............         8,800
     425    Ionics Inc.++.......................        13,388
     475    JAKKS Pacific, Inc.++...............         8,883
   5,400    KDDI Corporation++..................       107,999
     250    Lawson Products.....................         7,325
     425    Lydall Inc.++.......................         5,100
     325    Photon Dynamics, Inc.++.............         8,775
     825    Roper Industries, Inc. .............        34,443
     325    Simpson Manufacturing Company,
              Inc.++............................        19,663
     350    SPS Technologies Inc.++.............        16,590
     325    Standex International Corporation...         7,670
     725    Sturm, Ruger & Company Inc. ........         7,105
   1,025    Tredegar Industries, Inc. ..........        19,629
     198    Tyco International Ltd. ............        10,791
   1,125    Vicor Corporation++.................        18,338
     700    Watts Industries, Inc., Class A.....        11,865
                                                   -----------
                                                       478,462
                                                   -----------
            ELECTRIC POWER -- NON NUCLEAR -- 0.1%
     200    Bangor Hydro-Electric Company.......         5,316
     300    Central Vermont Public Services.....         5,673
     150    Green Mountain Power Corporation....         2,394
                                                   -----------
                                                        13,383
                                                   -----------
            ELECTRIC POWER -- NUCLEAR -- 0.3%
     925    RGS Energy Group Inc. ..............        34,688
                                                   -----------
            ELECTRICAL EQUIPMENT -- 0.5%
     700    C&D Technologies, Inc. .............        21,700
     550    Cohu, Inc. .........................        12,375
     400    Intermagnetics General
              Corporation++.....................        12,960
     600    Magnetek, Inc.++....................         7,500
                                                   -----------
                                                        54,535
                                                   -----------
            ENERGY -- MISCELLANEOUS -- 0.5%
   1,250    Avista Corporation..................        24,975
     875    Systems & Computer Technology
              Corporation++.....................         7,919
     725    UGI Corporation.....................        19,575
                                                   -----------
                                                        52,469
                                                   -----------
            EXPLORATION AND PRODUCTION -- 0.2%
     475    Nuevo Energy Company++..............         7,743
     675    Southwestern Energy Company++.......         8,268
                                                   -----------
                                                        16,011
                                                   -----------
            FINANCE -- MISCELLANEOUS -- 0.7%
     600    Anchor Bancorp Wisconsin Inc. ......         9,540
   1,400    Investment Technology Group,
              Inc.++............................        70,406
                                                   -----------
                                                        79,946
                                                   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Small Company Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)               JUNE 30, 2001 (UNAUDITED)

 SHARES                                               VALUE
--------------------------------------------------------------
            FOOD AND DRUG STORES -- 0.6%
   1,050    Fleming Companies, Inc. ............   $    37,485
     300    Nash-Finch Company..................         7,080
   1,025    The Great Atlantic & Pacific Tea
              Company, Inc.++...................        15,170
                                                   -----------
                                                        59,735
                                                   -----------
            FOOD PRODUCTS -- 1.0%
     875    Hain Celestial Group, Inc.++........        19,250
     900    Performance Food Group Company++....        27,207
   1,450    Smithfield Foods, Inc.++............        58,435
                                                   -----------
                                                       104,892
                                                   -----------
            HEALTH SERVICES -- 6.2%
     675    Accredo Health, Inc.++..............        25,103
     425    IMPATH Inc.++.......................        18,828
     800    Invacare Corporation................        30,904
   1,300    Orthodontic Centers of America,
              Inc.++##..........................        39,507
   7,300    Province Healthcare Company++.......       257,616
   1,250    Renal Care Group, Inc.++............        41,113
   4,900    Triad Hospitals, Inc.++.............       144,402
     300    Unilab Corporation++................         7,560
  12,200    US Oncology, Inc.++.................       108,458
                                                   -----------
                                                       673,491
                                                   -----------
            HEAVY MACHINERY -- 2.2%
     525    Applied Industrial Technologies,
              Inc.++............................         9,949
     525    Astec Industries Inc.++.............         9,056
     900    Baldor Electric Company.............        19,233
     575    Briggs & Stratton Corporation.......        24,208
     200    CPI Corporation.....................         4,900
     400    Flow International Corporation++....         4,320
   1,100    Foster Wheeler Ltd., Class A##......         9,955
     400    Gardner Denver Machinery Inc.++.....         8,220
     180    Global Power Equipment Group
              Inc.++............................         5,274
     800    Graco Inc. .........................        26,400
     800    IDEX Corporation....................        27,199
     300    Lindsay Manufacturing Company.......         5,700
     650    Manitowoc Company, Inc. ............        19,175
     900    Milacron Inc. ......................        14,103
   1,125    Paxar Corporation++.................        16,200
     550    Regal Beloit........................        11,440
     300    Robbins & Myers, Inc. ..............         8,460
     800    SpeedFam-IPEC, Inc.++...............         2,552
     325    Toro Company........................        14,609
                                                   -----------
                                                       240,953
                                                   -----------
            HOUSEHOLD PRODUCTS -- 0.2%
     175    National Presto Industries, Inc. ...         5,198
     450    Natures Sunshine Products Inc. .....         5,324
     925    SLI, Inc. ..........................         7,630
                                                   -----------
                                                        18,152
                                                   -----------
            HOUSING AND FURNISHING -- 1.2%
     625    Applica Inc.++......................         4,975
     325    Bassett Furniture Industries,
              Inc. .............................         4,089
   1,250    Champion Enterprises Inc.++.........        14,225
     425    Coachmen Industries Inc. ...........         5,631
   1,050    Ethan Allen Interiors Inc. .........        34,124
   1,375    Interface Inc., Class A.............        10,313
     625    M.D.C. Holdings, Inc. ..............        22,125
     500    Monaco Coach Corporation++..........        16,600

 SHARES                                               VALUE
--------------------------------------------------------------
            HOUSING AND FURNISHING -- (CONTINUED)
     325    Salton, Inc.++##....................   $     5,785
     225    Skyline Corporation.................         6,120
                                                   -----------
                                                       123,987
                                                   -----------
            INSURANCE -- 2.2%
   2,830    Delphi Financial Group Inc., Class
              A.................................       108,954
     350    Hilb, Rogal and Hamilton Company....        15,313
   1,100    Mutual Risk Management Ltd. ........         9,790
   2,096    Phoenix Companies, Inc.++##.........        38,986
     250    RLI Corporation.....................        11,230
     250    SCPIE Holdings Inc. ................         5,050
     675    Selective Insurance Group...........        18,009
     975    Trenwick Group Ltd. ................        22,347
     450    Zenith National Insurance...........        12,150
                                                   -----------
                                                       241,829
                                                   -----------
            INTEGRATED OIL -- 1.7%
     775    Cabot Oil & Gas Corporation.........        18,910
     475    HS Resources, Inc.++##..............        30,780
     475    New Jersey Resources Corporation....        21,470
   1,125    Newfield Exploration Company++......        36,067
     625    Oceaneering International Inc.++....        12,969
   1,425    Pogo Producing Company..............        34,200
   1,675    Vintage Petroleum, Inc. ............        31,323
                                                   -----------
                                                       185,719
                                                   -----------
            INVESTMENT SERVICES -- 1.2%
   1,875    Eaton Vance Corporation.............        65,250
     650    Jefferies Group, Inc. ..............        21,060
   1,275    Raymond James Financial, Inc. ......        39,015
                                                   -----------
                                                       125,325
                                                   -----------
            LODGING AND RECREATION -- 2.9%
     400    Anchor Gaming++.....................        25,848
   1,050    Aztar Corporation++.................        12,705
     700    Bally Total Fitness Holding++.......        20,727
     875    Fleetwood Enterprises Inc. .........        12,320
     275    Huffy Corporation++.................         2,651
     475    K2 Inc.++...........................         5,429
     700    Pinnacle Entertainment, Inc.++......         5,145
     625    Polaris Industries Inc. ............        28,625
   1,200    Prime Hospitality Corporation++.....        14,220
   9,500    Station Casinos, Inc.++.............       152,000
     325    Thor Industries Inc. ...............        10,715
     850    WMS Industries, Inc.++..............        27,345
                                                   -----------
                                                       317,730
                                                   -----------
            MEDICAL DEVICES AND SUPPLIES -- 3.8%
     600    Arthrocare Corporation++##..........        15,690
     725    Coherent, Inc.++....................        26,223
     375    Cooper Companies, Inc. .............        19,275
     500    Cryolife, Inc.++....................        20,455
     400    Datascope Corporation...............        18,436
     750    Diagnostic Products Corporation.....        24,900
     675    Haemonetics Corporation++...........        20,588
     875    IDEXX Laboratories, Inc.++..........        27,344
     550    INAMED Corporation++................        15,571
     925    Organogenesis Inc.++................         6,845
     350    PolyMedica Corporation++##..........        14,175
   1,200    Priority Healthcare Corporation,
              Class B++.........................        33,936
     825    ResMed Inc.++##.....................        41,703

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

NATIONS FUNDS
Nations Separate Account Trust -- Small Company Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)               JUNE 30, 2001 (UNAUDITED)

 SHARES                                               VALUE
--------------------------------------------------------------
            MEDICAL DEVICES AND SUPPLIES -- (CONTINUED)
     800    Respironics, Inc.++.................   $    23,808
     625    Sola International Inc.++...........         8,819
     950    Sybron Dental Specialties, Inc.++...        19,466
   1,100    Techne Corporation++................        35,749
     800    Theragenics Corporation++...........         8,936
   1,019    Vital Signs Inc. ...................        33,678
                                                   -----------
                                                       415,597
                                                   -----------
            METALS AND MINING -- 1.8%
     225    Amcast Industrial Corporation.......         1,924
     350    Commercial Metals Company...........        11,211
   3,758    Mueller Industries, Inc.++..........       123,675
     625    Northwestern Corporation............        14,000
     300    Peabody Energy Corporation++........         9,825
     550    RTI International Metals, Inc.++....         8,388
   1,025    Stillwater Mining Company++.........        29,981
                                                   -----------
                                                       199,004
                                                   -----------
            NATURAL GAS DISTRIBUTION -- 1.9%
   1,050    Atmos Energy Corporation............        25,683
     300    Cascade Natural Gas Corporation.....         6,390
   1,700    Energen Corporation.................        46,920
     500    Laclede Gas Company.................        12,700
     675    Northwest Natural Gas Company.......        16,808
     350    NUI Holding Company.................         8,078
     850    Piedmont Natural Gas Company,
              Inc. .............................        30,192
   1,350    Southern Union Company++............        27,540
     850    Southwest Gas Corporation...........        20,128
     625    Valmont Industries Inc. ............        11,375
                                                   -----------
                                                       205,814
                                                   -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT --3.7%
   6,800    AudioCodes Ltd.++...................        48,076
   1,200    Auspex Systems, Inc.++..............         8,568
  13,500    C-COR Electronics++.................       162,001
   1,175    Cable Design Technologies
              Corporation++.....................        18,988
     675    NYFIX, Inc.++.......................        21,566
   6,794    Proxim, Inc.++......................        95,795
     675    Rainbow Technologies, Inc.++........         3,773
   1,685    Stratos Lightwave Inc.++............        21,905
     575    ViaSat, Inc.++......................        13,731
                                                   -----------
                                                       394,403
                                                   -----------
            OIL REFINING AND MARKETING -- 0.1%
     400    WD-40 Company.......................        10,440
                                                   -----------
            OILFIELD SERVICES -- 4.0%
     700    Atwood Oceanics, Inc.++.............        24,570
     850    Cal Dive International Inc.++.......        20,910
     450    Dril-Quip++.........................         9,689
     650    Hughes Supply Inc. .................        15,373
   6,900    Marine Drilling Companies, Inc.++...       131,858
     575    Offshore Logistics, Inc.++..........        10,925
   4,500    Patterson-UTI Energy, Inc.++........        80,415
   3,700    Precision Drilling Corporation++....       115,588
     825    Veritas DGC Inc.++..................        22,894
                                                   -----------
                                                       432,222
                                                   -----------

 SHARES                                               VALUE
--------------------------------------------------------------
            PAPER AND FOREST PRODUCTS -- 0.6%
     700    Caraustar Industries, Inc. .........   $     6,440
     400    Chesapeake Corporation..............         9,900
     325    Deltic Lumber.......................         9,360
     925    United Stationers Inc.++............        29,193
     525    Universal Forest Products...........        11,813
                                                   -----------
                                                        66,706
                                                   -----------
            PHARMACEUTICALS -- 5.1%
   6,300    Allos Therapeutics Inc.++...........        28,665
   5,250    Alpharma Inc., Class A##............       143,062
     450    ArQule Inc.++.......................         9,747
   1,475    Bio-Technology General
              Corporation++.....................        19,323
     725    Cygnus, Inc.++##....................         7,431
     725    Enzo Biochem, Inc.++##..............        24,868
   3,100    Introgen Therapeutics, Inc.++.......        14,818
   1,900    Medicis Pharmaceutical Corporation,
              Class A++.........................       100,700
     450    MGI Pharma, Inc.++..................         5,625
     600    Noven Pharmaceuticals, Inc.++.......        23,520
   2,900    Praecis Pharmaceuticals Inc.++......        47,676
     975    Regeneron Pharmaceuticals, Inc.++...        33,784
     650    Syncor International
              Corporation++.....................        20,150
   5,000    Vical, Inc.++.......................        69,900
                                                   -----------
                                                       549,269
                                                   -----------
            PUBLISHING AND ADVERTISING -- 0.4%
     750    John H. Harland Company.............        17,475
     850    Penton Media, Inc. .................        14,875
     725    The Standard Register Company.......        13,413
                                                   -----------
                                                        45,763
                                                   -----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.4%
     843    Heartland Express, Inc.++...........        19,219
     225    Landstar System, Inc.++.............        15,305
     625    Wabash National Corporation.........         7,563
                                                   -----------
                                                        42,087
                                                   -----------
            RESTAURANTS -- 4.0%
   2,400    CEC Entertainment Inc.++............       118,439
   1,025    Jack in the Box Inc.++..............        26,753
     600    Luby's Inc. ........................         5,874
     775    Marcus Corporation..................        10,811
     475    O'Charley's Inc.++..................         9,206
     275    P.F. Changs China Bistro Inc.++##...        10,423
     350    Panera Bread Company, Class A++.....        11,050
   5,800    RARE Hospitality International,
              Inc.++............................       131,079
   1,675    Ruby Tuesday, Inc. .................        28,643
     850    Ryan's Family Steak Houses Inc.++...        10,413
     700    Sonic Corporation++.................        22,211
   1,237    The Cheesecake Factory++............        35,006
     750    The Steak n Shake Company++.........         6,938
                                                   -----------
                                                       426,846
                                                   -----------
            SEMICONDUCTORS -- 5.8%
     650    Actel Corporation++.................        15,958
   1,150    Alliance Semiconductor
              Corporation++.....................        13,823
   1,150    Alpha Industries, Inc.++............        33,983
   1,189    ASM Lithography Holding NV
              (REGD)++##........................        26,455
     800    ATMI, Inc.++........................        24,000
   2,600    Axcelis Technologies, Inc.++........        38,479
     575    AXT, Inc.++.........................        15,353

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Small Company Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)               JUNE 30, 2001 (UNAUDITED)

 SHARES                                               VALUE
--------------------------------------------------------------
            SEMICONDUCTORS -- (CONTINUED)
     450    Brooks Automation, Inc.++...........   $    20,745
   4,300    Camtek Ltd.++.......................        21,887
   2,200    Cymer, Inc.++.......................        55,637
     475    Dupont Photomasks, Inc.++...........        22,919
     600    Elantec Semiconductor, Inc.++.......        20,274
     725    Electro Scientific Industries,
              Inc.++............................        27,623
     550    Electroglas, Inc.++.................         9,735
   1,000    General Semiconductor, Inc.++.......        10,460
   1,700    Kopin Corporation++.................        20,638
   1,300    Kulicke & Soffa Industries Inc.++...        22,308
     425    Park Electrochemical Corporation....        11,220
     675    Pericom Semiconductor
              Corporation++.....................        10,611
     800    Photronics, Inc.++..................        20,528
     725    Power Integrations, Inc.++..........        11,310
   6,200    Sipex Corporation++.................        93,557
     325    Supertex, Inc.++....................         4,011
     875    Technitrol, Inc. ...................        22,750
     575    Ultratech Stepper, Inc.++...........        14,749
     850    Varian Semiconductor Equipment
              Associates, Inc.++................        35,699
                                                   -----------
                                                       624,712
                                                   -----------
            SOFTWARE -- 3.2%
   1,100    American Management Systems++.......        25,960
   1,900    Aspen Technology, Inc.++............        45,979
     675    Avid Technology, Inc.++.............        10,598
     575    Carreker Corporation++..............        12,363
   1,600    Ciber Inc.++........................        15,200
   1,075    Dendrite International, Inc.++......         8,063
   1,175    ESS Technolgy, Inc.++...............         8,225
     875    Hyperion Solutions Corporation++....        13,125
     375    MapInfo Corporation++...............         8,250
     600    MRO Software, Inc.++................         9,480
   5,000    OTG Software, Inc.++................        35,000
     500    PC-Tel, Inc.++......................         4,605
     675    Phoenix Technologies Ltd.++.........         9,855
     375    SPSS, Inc.++........................         5,929
   6,071    TTI Team Telecom International
              Ltd.++............................       118,019
     900    Verity, Inc.++......................        17,955
                                                   -----------
                                                       348,606
                                                   -----------
            SPECIALTY STORES -- 5.1%
   1,387    99 Cents Only Stores++..............        41,540
   1,175    Burlington Coat Factory Warehouse
              Corporation.......................        23,500
   6,100    Cato Corporation....................       119,071
     712    Chico's FAS, Inc.++##...............        21,182
     350    Department 56, Inc.++...............         2,678
     500    Dress Barn, Inc.++..................        11,375
     350    Enesco Group, Inc.++................         2,118
     825    Fossil, Inc.++......................        17,119
     650    Gymboree Corporation++..............         5,525
     525    Hot Topic Inc.++....................        16,328
   1,100    Insight Enterprises, Inc.++.........        26,950
     225    Lillian Vernon Corporation..........         1,589
   1,075    Linens 'N Things, Inc.++............        29,369
     500    Mayor's Jewelers Inc.++.............         2,075
     875    Michaels Stores, Inc.++.............        35,874
   1,375    O'Reilly Automotive Inc.++..........        39,462

 SHARES                                               VALUE
--------------------------------------------------------------
            SPECIALTY STORES -- (CONTINUED)
     850    Pacific Sunwear of California,
              Inc.++............................   $    19,066
   1,425    PEP Boys - Manny, Moe & Jack........        16,003
   2,550    Pier 1 Imports, Inc. ...............        29,325
   1,125    Stein Mart Inc.++...................        11,633
   1,125    The Men's Wearhouse, Inc.++.........        31,050
     375    Wet Seal, Inc., Class A++...........        12,979
     925    Zale Corporation++..................        31,172
                                                   -----------
                                                       546,983
                                                   -----------
            TELECOMMUNICATIONS SERVICES -- 1.3%
     750    Allen Telecom Inc.++................        11,250
   1,375    Aspect Communications
              Corporation++.....................         9,611
     450    Boston Communications Group,
              Inc.++............................         6,480
     350    Davox Corporation++.................         2,905
   1,400    General Communication, Inc., Class
              A++...............................        16,940
   4,500    Gilat Satellite Networks Ltd.++.....        54,000
     875    Intervoice Inc.++...................         9,625
     400    Metro One Telecommunications,
              Inc.++............................        25,948
     625    SymmetriCom Inc.++..................         9,150
                                                   -----------
                                                       145,909
                                                   -----------
            UTILITIES -- MISCELLANEOUS -- 0.4%
     275    American States Water Company.......         9,350
   1,425    Philadelphia Suburban Corporation...        36,338
                                                   -----------
                                                        45,688
                                                   -----------
            TOTAL COMMON STOCKS
              (Cost $9,700,659).................    10,643,717
                                                   -----------
            INVESTMENT COMPANIES -- 7.9%
            (Cost $850,846)
 850,846    Nations Cash Reserves#..............       850,846
                                                   -----------
            TOTAL INVESTMENTS
              (Cost $10,551,505*)........  106.3%   11,494,563
                                                   -----------
            OTHER ASSETS AND LIABILITIES
              (NET)......................  (6.3)%
            Cash................................   $        63
            Receivable for investment securities
              sold..............................        47,251
            Receivable for Fund shares sold.....         7,646
            Dividends receivable................         5,265
            Interest receivable.................           813
            Unamortized organization costs......         6,709
            Collateral on securities loaned.....      (571,846)
            Payable for Fund shares redeemed....          (342)
            Investment advisory fee payable.....          (244)
            Administration fee payable..........        (1,949)
            Shareholder servicing and
              distribution fees payable.........       (53,691)
            Payable for investment securities
              purchased.........................       (42,823)
            Accrued Trustees'/Directors' fees
              and expenses......................       (21,194)
            Accrued expenses and other
              liabilities.......................       (57,528)
                                                   -----------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET).............................      (681,870)
                                                   -----------
            NET ASSETS...................  100.0%  $10,812,693
                                                   ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

NATIONS FUNDS
Nations Separate Account Trust -- Small Company Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)               JUNE 30, 2001 (UNAUDITED)

                                                      VALUE
--------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Undistributed net investment
              income............................   $     2,150
            Accumulated net realized gain on
              investments sold and futures
              contracts.........................        40,094
            Net unrealized appreciation of
              investments.......................       943,058
            Paid-in capital.....................     9,827,391
                                                   -----------
            NET ASSETS..........................   $10,812,693
                                                   ===========
            NET ASSET VALUE, OFFERING AND
              REDEMPTION PRICE PER SHARE
              ($10,812,693 / 1,087,043 shares of
              common stock outstanding).........         $9.95
                                                         -----
                                                         -----

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $943,058 on investment securities was comprised of gross appreciation of $1,795,634 and gross depreciation of $852,576 for federal income tax purposes. At June 30, 2001, the aggregate cost of securities for federal income tax purposes was $10,551,505.

 ++ Non-income producing security.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 7). The portion that represents cash collateral is $571,846.

## All or a portion of security was on loan at June 30, 2001. The aggregate cost and market value of securities on loan at June 30, 2001 is $509,946 and $561,772, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Marsico 21st Century Portfolio
  STATEMENT OF NET ASSETS                           JUNE 30, 2001 (UNAUDITED)

  SHARES                                            VALUE
------------------------------------------------------------
             COMMON STOCKS -- 91.1%
             AEROSPACE AND DEFENSE -- 5.6%
       474   Boeing Company...................   $    26,354
     2,038   Embraer-Empresa Brasileira de
               Aeronautica SA, ADR++..........        79,584
     1,866   United Technologies
               Corporation....................       136,703
                                                 -----------
                                                     242,641
                                                 -----------
             AIRLINES -- 0.4%
       696   SkyWest, Inc. ...................        19,488
                                                 -----------
             AUTOMOTIVE -- 0.4%
       570   Gentex Corporation++.............        15,886
                                                 -----------
             BEVERAGES -- 1.6%
     1,410   Adolph Coors Company, Class B....        70,754
                                                 -----------
             BROADCASTING AND CABLE -- 5.9%
     4,884   AOL Time Warner Inc.++...........       258,852
                                                 -----------
             COMMERCIAL BANKING -- 4.1%
     3,385   Citigroup Inc. ..................       178,863
                                                 -----------
             COMMERCIAL SERVICES -- 0.5%
       350   Jacobs Engineering Group
               Inc.++.........................        22,831
                                                 -----------
             COMPUTER SERVICES -- 0.7%
     1,642   I2 Technologies Inc.++...........        32,512
                                                 -----------
             COMPUTERS AND OFFICE EQUIPMENT -- 1.5%
     2,572   Dell Computer Corporation++......        67,258
                                                 -----------
             CONSUMER CREDIT AND MORTGAGES -- 9.6%
     2,040   Fannie Mae.......................       173,706
     3,330   USA Education Inc. ..............       243,090
                                                 -----------
                                                     416,796
                                                 -----------
             DEPARTMENT AND DISCOUNT STORES -- 3.1%
     3,280   Costco Wholesale Corporation++...       134,742
                                                 -----------
             ELECTRIC POWER - NON NUCLEAR -- 2.9%
     3,331   Calpine Corporation++............       125,912
                                                 -----------
             HEALTH SERVICES -- 0.9%
       600   UnitedHealth Group Inc. .........        37,050
                                                 -----------
             INTEGRATED OIL -- 4.9%
     3,010   BP Amoco plc, ADR................       150,048
     1,498   Transocean Sedco Forex Inc. .....        61,793
                                                 -----------
                                                     211,841
                                                 -----------
             INVESTMENT SERVICES -- 5.6%
     1,844   Lehman Brothers Holdings Inc. ...       143,371
     1,727   Merrill Lynch & Company, Inc. ...       102,325
                                                 -----------
                                                     245,696
                                                 -----------
             LODGING AND RECREATION -- 0.3%
       242   Four Seasons Hotels Inc. ........        13,395
                                                 -----------

  SHARES                                            VALUE
------------------------------------------------------------
             MEDICAL DEVICES AND SUPPLIES -- 1.6%
     2,438   Priority Healthcare Corporation,
               Class B++......................   $    68,947
                                                 -----------
             METALS AND MINING -- 1.0%
     2,186   Massey Energy Company............        43,195
                                                 -----------
             NETWORKING AND TELECOMMUNICATIONS
               EQUIPMENT -- 4.4%
       198   Plantronics, Inc.++..............         4,584
     2,368   QUALCOMM Inc.++..................       138,480
     1,140   Scientific-Atlanta, Inc. ........        46,284
                                                 -----------
                                                     189,348
                                                 -----------
             OILFIELD SERVICES -- 8.0%
     4,056   BJ Services Company++............       115,109
     3,448   Petroleum Geo-Services ASA,
               ADR++..........................        34,859
     3,336   Smith International, Inc.++......       199,827
                                                 -----------
                                                     349,795
                                                 -----------
             PHARMACEUTICALS -- 15.2%
     2,854   Alpharma Inc., Class A...........        77,772
     1,177   Amgen Inc.++.....................        71,420
     1,825   Caliper Technologies
               Corporation++..................        38,416
     2,342   Genentech, Inc.++................       129,044
     4,218   Inspire Pharmaceuticals Inc.++...        59,052
     4,768   Intermune Inc++..................       169,836
     1,716   Merck & Company, Inc. ...........       109,670
                                                 -----------
                                                     655,210
                                                 -----------
             SOFTWARE -- 4.9%
     2,940   Microsoft Corporation++..........       214,620
                                                 -----------
             SPECIALTY STORES -- 5.0%
     3,362   Home Depot, Inc. ................       156,501
     6,850   Rite Aid Corporation++...........        61,650
                                                 -----------
                                                     218,151
                                                 -----------
             TELECOMMUNICATIONS SERVICES -- 3.0%
     4,136   Qwest Communications
               International Inc.++...........       131,814
                                                 -----------
             TOTAL COMMON STOCKS
               (Cost $4,078,540)..............     3,965,597
                                                 -----------
PRINCIPAL
  AMOUNT
----------
             SHORT TERM INVESTMENTS -- 12.9%
               (Cost $559,942)
             FEDERAL HOME LOAN MORTGAGE
               CORPORATION (FHLMC) -- 12.9%
$  560,000   Discount note 07/02/01...........       559,883
                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 40

NATIONS FUNDS
Nations Separate Account Trust -- Marsico 21st Century Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)               JUNE 30, 2001 (UNAUDITED)

  SHARES                                            VALUE
------------------------------------------------------------
             INVESTMENT COMPANIES -- 0.1%
               (Cost $3,000)
     3,000   Nations Cash Reserves#...........   $     3,000
                                                 -----------
             TOTAL INVESTMENTS
               (Cost $4,641,482*)......  104.1%    4,528,480
                                                 -----------
             OTHER ASSETS AND
               LIABILITIES (NET).......  (4.1)%
             Cash.............................   $       356
             Receivable for investment
               securities sold................       532,385
             Receivable for Fund shares
               sold...........................       168,568
             Dividends receivable.............         1,110
             Interest receivable..............            77
             Receivable from investment
               advisor........................         4,115
             Unamortized organization costs...         6,709
             Administration fee payable.......          (807)
             Payable for investment securities
               purchased......................      (852,427)
             Accrued Trustees'/Directors' fees
               and expenses...................       (21,193)
             Accrued expenses and other
               liabilities....................       (16,136)
                                                 -----------
             TOTAL OTHER ASSETS AND
               LIABILITIES (NET)..............      (177,243)
                                                 -----------
             NET ASSETS................  100.0%  $ 4,351,237
                                                 ===========
             NET ASSETS CONSIST OF:
             Distributions in excess of net
               investment income..............   $   (10,251)
             Accumulated net realized loss on
               investments sold...............    (2,052,057)
             Net unrealized depreciation of
               investments....................      (113,002)
             Paid-in capital..................     6,526,547
                                                 -----------
             NET ASSETS.......................   $ 4,351,237
                                                 ===========
             NET ASSET VALUE, OFFERING AND
               REDEMPTION PRICE PER SHARE
               ($4,351,237 / 664,256 shares of
               common stock outstanding)......         $6.55
                                                 ===========

---------------

 * Federal Income Tax Information: Net unrealized depreciation of $113,002 on investment securities was comprised of gross appreciation of $134,107 and gross depreciation of $247,109 for federal income tax purposes. At June 30, 2001, the aggregate cost of securities for federal income tax purposes was $4,641,482.

 ++ Non-income producing security.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

Abbreviation:
ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Marsico Growth & Income Portfolio
  STATEMENT OF NET ASSETS                           JUNE 30, 2001 (UNAUDITED)

  SHARES                                            VALUE
------------------------------------------------------------
             COMMON STOCKS -- 93.1%
             AEROSPACE AND DEFENSE -- 8.0%
    50,080   Boeing Company...................   $ 2,784,448
    18,778   Embraer-Empresa Brasileira de
               Aeronautica SA, ADR++..........       733,281
    37,469   General Dynamics Corporation.....     2,915,463
                                                 -----------
                                                   6,433,192
                                                 -----------
             AIRLINES -- 2.7%
   118,398   Southwest Airlines Company.......     2,189,179
                                                 -----------
             APPAREL AND
               TEXTILES -- 0.5%
     8,969   Nike, Inc., Class B..............       376,608
                                                 -----------
             AUTOMOTIVE -- 0.5%
    13,072   Bayerische Motoren Werke (BMW)
               AG.............................       430,495
                                                 -----------
             BEVERAGES -- 3.0%
    11,816   Adolph Coors Company, Class
               B##............................       592,927
    12,890   Anheuser-Busch Companies,
               Inc. ..........................       531,068
    29,344   PepsiCo, Inc. ...................     1,297,005
                                                 -----------
                                                   2,421,000
                                                 -----------
             BROADCASTING AND CABLE -- 6.9%
    41,772   AOL Time Warner Inc.++...........     2,213,915
    25,605   Clear Channel Communications,
               Inc.++.........................     1,605,434
    40,397   Comcast Corporation, Class A++...     1,753,230
                                                 -----------
                                                   5,572,579
                                                 -----------
             COMMERCIAL BANKING -- 3.6%
    50,862   Citigroup Inc. ..................     2,687,548
     5,025   Washington Mutual, Inc. .........       188,689
                                                 -----------
                                                   2,876,237
                                                 -----------
             COMMERCIAL SERVICES -- 0.4%
     3,515   Omnicom Group Inc. ..............       302,290
                                                 -----------
             CONSUMER CREDIT AND
               MORTGAGES -- 6.3%
    32,082   Fannie Mae.......................     2,731,782
    31,444   USA Education Inc. ..............     2,295,412
                                                 -----------
                                                   5,027,194
                                                 -----------
             DEPARTMENT AND DISCOUNT
               STORES -- 6.4%
    71,003   Costco Wholesale Corporation++...     2,916,803
    45,330   Wal-Mart Stores, Inc. ...........     2,212,104
                                                 -----------
                                                   5,128,907
                                                 -----------
             DIVERSIFIED MANUFACTURING -- 5.1%
    75,032   General Electric Company.........     3,657,810
     7,410   Tyco International Ltd. .........       403,845
                                                 -----------
                                                   4,061,655
                                                 -----------
             ELECTRIC POWER -- NON NUCLEAR -- 2.3%
    33,592   Calpine Corporation++............     1,269,778
    16,566   Mirant Corporation++.............       569,870
                                                 -----------
                                                   1,839,648
                                                 -----------
             FOOD AND DRUG STORES -- 0.9%
    14,905   Safeway Inc.++ ..................       715,440
                                                 -----------
             FOOD PRODUCTS -- 1.7%
    44,596   Kraft Foods, Inc.++..............     1,382,476
                                                 -----------

  SHARES                                            VALUE
------------------------------------------------------------
             HEALTH SERVICES -- 4.3%
     3,012   Quest Diagnostics Inc.++.........   $   225,448
    47,058   Tenet Healthcare Corporation++...     2,427,722
    12,402   UnitedHealth Group Inc. .........       765,824
                                                 -----------
                                                   3,418,994
                                                 -----------
             HOUSEHOLD PRODUCTS -- 0.2%
     3,703   Estee Lauder Companies Inc.,
               Class A........................       159,599
                                                 -----------
             HOUSING AND FURNISHING -- 0.3%
     6,945   M.D.C. Holdings, Inc. ...........       245,853
                                                 -----------
             INSURANCE -- 0.6%
     5,266   American International Group,
               Inc............................       452,876
                                                 -----------
             INVESTMENT SERVICES --7.1%
    11,527   Goldman Sachs Group, Inc.........       989,017
    19,322   Lehman Brothers Holdings Inc.....     1,502,286
    47,249   Merrill Lynch & Company, Inc.....     2,799,502
     7,163   Northern Trust Corporation.......       447,688
                                                 -----------
                                                   5,738,493
                                                 -----------
             LODGING AND RECREATION -- 1.4%
    20,592   Four Seasons Hotels Inc.##.......     1,139,767
                                                 -----------
             MEDICAL DEVICES AND SUPPLIES -- 2.2%
    14,332   Baxter International Inc.........       702,268
    37,148   Priority Healthcare Corporation,
               Class B++......................     1,050,545
                                                 -----------
                                                   1,752,813
                                                 -----------
             METALS AND MINING -- 1.0%
     6,708   Minnesota Mining & Manufacturing
               Company........................       765,383
                                                 -----------
             NETWORKING AND TELECOMMUNICATIONS
               EQUIPMENT -- 1.6%
    21,824   QUALCOMM Inc.++..................     1,276,268
                                                 -----------
             OILFIELD SERVICES -- 1.3%
    17,924   Smith International, Inc.++......     1,073,648
                                                 -----------
             PHARMACEUTICALS -- 10.6%
    22,952   Amgen Inc.++.....................     1,392,727
    48,922   Genentech, Inc.++................     2,695,603
    35,746   Merck & Company, Inc.............     2,284,527
    56,224   Pfizer Inc.......................     2,251,771
                                                 -----------
                                                   8,624,628
                                                 -----------
             PUBLISHING AND ADVERTISING --0.3%
     5,793   New York Times Company,
               Class A........................       243,306
                                                 -----------
             RAILROADS, TRUCKING AND SHIPPING -- 0.9%
    18,894   FedEx Corporation++..............       759,539
                                                 -----------
             REAL ESTATE INVESTMENT TRUSTS
               (REITS) -- 0.2%
     4,557   Equity Office Properties Trust...       144,138
                                                 -----------
             SOFTWARE -- 5.3%
    58,174   Microsoft Corporation++..........     4,246,702
                                                 -----------
             SPECIALTY STORES -- 6.7%
    70,260   Home Depot, Inc..................     3,270,603
    57,533   Tiffany & Company................     2,083,845
                                                 -----------
                                                   5,354,448
                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

NATIONS FUNDS
Nations Separate Account Trust -- Marsico Growth & Income Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)               JUNE 30, 2001 (UNAUDITED)

  SHARES                                            VALUE
------------------------------------------------------------
             TELECOMMUNICATIONS
               SERVICES -- 0.8%
    19,996   Qwest Communications
               International Inc.++...........   $   637,273
                                                 -----------
             TOTAL COMMON STOCKS
               (Cost $70,410,301).............    74,790,628
                                                 -----------
PRINCIPAL
  AMOUNT
----------
             CORPORATE BONDS AND NOTES -- 0.1%
               (Cost $97,255)
             HOUSING AND FURNISHING -- 0.1%
$  100,000   M.D.C. Holdings, Inc., 8.375%
               02/01/08.......................       100,000
                                                 -----------
             SHORT TERM INVESTMENTS -- 7.0%
               (Cost $5,599,417)
             FEDERAL HOME LOAN MORTGAGE
               CORPORATION (FHLMC) -- 7.0%
 5,600,000   Discount note 07/02/01...........     5,598,833
                                                 -----------
  SHARES
----------
             INVESTMENT COMPANIES -- 2.0%
               (Cost $1,621,705)
 1,621,705   Nations Cash Reserves#...........     1,621,705
                                                 -----------
             TOTAL INVESTMENTS
               (Cost $77,728,678*).....  102.2%   82,111,166
                                                 -----------
             OTHER ASSETS AND
               LIABILITIES (NET).......   (2.2)%
             Cash.............................   $       252
             Receivable for investment
               securities sold................     6,570,533
             Receivable for Fund shares
               sold...........................        17,316
             Dividends receivable.............        35,394
             Interest receivable..............         3,790
             Unamortized organization costs...         6,709
             Collateral on securities
               loaned.........................    (1,567,705)
             Payable for Fund shares
               redeemed.......................       (54,469)
             Investment advisory fee
               payable........................       (44,993)
             Administration fee payable.......       (15,409)
             Payable for investment securities
               purchased......................    (6,633,857)
             Accrued Trustees'/Directors' fees
               and expenses...................       (21,187)
             Accrued expenses and other
               liabilities....................       (53,038)
                                                 -----------
             TOTAL OTHER ASSETS AND
               LIABILITIES (NET)..............    (1,756,664)
                                                 -----------
             NET ASSETS................  100.0%  $80,354,502
                                                 ===========

                                                    VALUE
------------------------------------------------------------
             NET ASSETS CONSIST OF:
             Distributions in excess of net
               investment income..............   $    (7,342)
             Accumulated net realized loss on
               investments sold, foreign
               currencies and net other
               assets.........................    (7,913,519)
             Net unrealized appreciation of
               investments....................     4,382,488
             Paid-in capital..................    83,892,875
                                                 -----------
             NET ASSETS.......................   $80,354,502
                                                 ===========
             NET ASSET VALUE, OFFERING AND
               REDEMPTION PRICE PER SHARE
               ($80,354,502 / 5,577,187 shares
               of common stock outstanding)...        $14.41
                                                 ===========

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $4,382,488 on investment securities was comprised of gross appreciation of $7,560,758 and gross depreciation of $3,178,270 for federal income tax purposes. At June 30, 2001, the aggregate cost of securities for federal income tax purposes was $77,728,678.

 ++ Non-income producing security.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 7). The portion that represents cash collateral is $1,567,705.

## All or a portion of security was on loan at June 30, 2001. The aggregate cost and market value of securities on loan at June 30, 2001 is $1,425,214 and $1,502,361, respectively.

Abbreviation:
ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Capital Growth Portfolio
  STATEMENT OF NET ASSETS                          JUNE 30, 2001 (UNAUDITED)

 SHARES                                              VALUE
-------------------------------------------------------------
            COMMON STOCKS -- 96.6%
            AEROSPACE AND DEFENSE -- 1.4%
   4,000    United Technologies Corporation....   $   293,040
                                                  -----------
            BEVERAGES -- 3.5%
   4,800    Anheuser-Busch Companies, Inc. ....       197,760
   6,800    Coca-Cola Company..................       306,000
   4,700    PepsiCo, Inc. .....................       207,740
                                                  -----------
                                                      711,500
                                                  -----------
            BROADCASTING AND CABLE -- 8.7%
  14,300    AOL Time Warner Inc.++.............       757,900
   4,900    Clear Channel Communications,
              Inc.++...........................       307,230
  11,100    Comcast Corporation, Class A++.....       481,740
   4,300    Viacom Inc., Class B++.............       222,525
                                                  -----------
                                                    1,769,395
                                                  -----------
            COMMERCIAL BANKING -- 2.7%
   4,000    Bank of New York Company, Inc. ....       192,000
   6,900    Citigroup Inc. ....................       364,596
                                                  -----------
                                                      556,596
                                                  -----------
            COMPUTER SERVICES -- 4.5%
   3,850    Automatic Data Processing, Inc. ...       191,345
  10,000    Concord EFS, Inc.++................       520,100
   6,850    Sungard Data Systems, Inc.++.......       205,569
                                                  -----------
                                                      917,014
                                                  -----------
            COMPUTERS AND OFFICE EQUIPMENT -- 8.6%
  11,325    Dell Computer Corporation++........       296,149
   8,750    EMC Corporation++..................       254,188
   7,425    International Business Machines
              Corporation......................       839,024
   7,700    Sanmina Corporation++..............       180,257
  11,425    Sun Microsystems, Inc.++...........       179,601
                                                  -----------
                                                    1,749,219
                                                  -----------
            CONSUMER CREDIT AND MORTGAGES -- 3.2%
   2,600    Fannie Mae.........................       221,390
   4,000    Household International, Inc. .....       266,800
   5,000    MBNA Corporation...................       164,750
                                                  -----------
                                                      652,940
                                                  -----------
            DEPARTMENT AND DISCOUNT STORES -- 4.7%
   4,325    Target Corporation.................       149,645
  16,625    Wal-Mart Stores, Inc. .............       811,300
                                                  -----------
                                                      960,945
                                                  -----------
            DIVERSIFIED MANUFACTURING -- 7.6%
  21,753    General Electric Company...........     1,060,459
   9,126    Tyco International Ltd. ...........       497,367
                                                  -----------
                                                    1,557,826
                                                  -----------
            ELECTRIC POWER - NON NUCLEAR -- 1.7%
   3,800    AES Corporation++..................       163,590
   5,000    Calpine Corporation++..............       189,000
                                                  -----------
                                                      352,590
                                                  -----------
            ELECTRICAL EQUIPMENT -- 0.9%
   5,124    Honeywell International Inc. ......       179,289
                                                  -----------
            HOUSING AND FURNISHING -- 1.0%
   4,800    Centex Corporation.................       195,600
                                                  -----------
            INSURANCE -- 2.2%
   5,200    American International Group,
              Inc. ............................       447,200
                                                  -----------

 SHARES                                              VALUE
-------------------------------------------------------------
            INTEGRATED OIL -- 1.5%
   3,500    Exxon Mobil Corporation............   $   305,725
                                                  -----------
            INVESTMENT SERVICES -- 3.3%
   7,100    Merrill Lynch & Company, Inc. .....       420,675
   3,900    Morgan Stanley Dean Witter &
              Company..........................       250,497
                                                  -----------
                                                      671,172
                                                  -----------
            LODGING AND RECREATION -- 0.8%
   4,400    Starwood Hotels & Resorts Worldwide
              Inc. ............................       164,032
                                                  -----------
            MEDICAL DEVICES AND SUPPLIES -- 5.1%
   4,400    Baxter International Inc. .........       215,600
   5,600    Guidant Corporation++..............       201,600
   6,800    Johnson & Johnson..................       340,000
   6,100    Medtronic, Inc. ...................       280,661
                                                  -----------
                                                    1,037,861
                                                  -----------
            NATURAL GAS DISTRIBUTION -- 0.4%
   1,500    El Paso Corporation................        78,810
                                                  -----------
            NETWORKING AND TELECOMMUNICATIONS
              EQUIPMENT -- 2.3%
  25,700    Cisco Systems, Inc.++..............       467,740
                                                  -----------
            OILFIELD SERVICES -- 1.5%
   4,800    Halliburton Company................       170,880
   2,400    Schlumberger Ltd. .................       126,360
                                                  -----------
                                                      297,240
                                                  -----------
            PHARMACEUTICALS -- 10.7%
   6,900    Amgen Inc.++.......................       418,692
   5,100    Bristol-Myers Squibb Company.......       266,730
   1,400    Eli Lilly and Company..............       103,600
   7,000    Merck & Company, Inc. .............       447,370
  19,400    Pfizer Inc. .......................       776,970
   4,900    Schering-Plough Corporation........       177,576
                                                  -----------
                                                    2,190,938
                                                  -----------
            SEMICONDUCTORS -- 5.4%
  22,025    Intel Corporation..................       644,231
   2,900    Linear Technology Corporation......       128,238
   3,050    Texas Instruments Inc. ............        96,075
   5,750    Xilinx, Inc.++.....................       237,130
                                                  -----------
                                                    1,105,674
                                                  -----------
            SOFTWARE -- 8.5%
  14,025    Microsoft Corporation++............     1,023,825
  22,300    Oracle Corporation++...............       423,700
   4,225    VERITAS Software Corporation++.....       281,089
                                                  -----------
                                                    1,728,614
                                                  -----------
            SPECIALTY STORES -- 3.5%
  13,025    Circuit City Stores - Circuit City
              Group............................       234,450
  10,525    Home Depot, Inc. ..................       489,939
                                                  -----------
                                                      724,389
                                                  -----------
            TELECOMMUNICATIONS SERVICES -- 2.4%
   2,575    BellSouth Corporation..............       103,695
   4,600    SBC Communications Inc. ...........       184,276
     520    WorldCom, Inc.-MCI Group++.........         8,372
  13,000    WorldCom, Inc.-WorldCom Group++....       184,600
                                                  -----------
                                                      480,943
                                                  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

NATIONS FUNDS
Nations Separate Account Trust -- Capital Growth Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2001 (UNAUDITED)

 SHARES                                              VALUE
-------------------------------------------------------------
            TOBACCO -- 0.5%
   2,100    Philip Morris Companies Inc. ......   $   106,575
                                                  -----------
            TOTAL COMMON STOCKS
              (Cost $18,539,839)...............    19,702,867
                                                  -----------
            INVESTMENT COMPANIES -- 4.6%
            (Cost $938,000)
 938,000    Nations Cash Reserves#.............       938,000
                                                  -----------
            TOTAL INVESTMENTS
              (Cost $19,477,839*).......  101.2%   20,640,867
                                                  -----------
            OTHER ASSETS AND LIABILITIES
              (NET).....................  (1.2)%
            Cash...............................   $       168
            Receivable for investment
              securities sold..................        23,000
            Receivable for Fund shares sold....         2,994
            Dividends receivable...............        10,545
            Interest receivable................         3,306
            Unamortized organization costs.....         6,709
            Investment advisory fee payable....        (4,163)
            Administration fee payable.........        (3,932)
            Shareholder servicing and
              distribution fees payable........      (124,534)
            Payable for investment securities
              purchased........................       (96,310)
            Accrued Trustees'/Directors' fees
              and expenses.....................       (21,271)
            Accrued expenses and other
              liabilities......................       (50,308)
                                                  -----------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)............................      (253,796)
                                                  -----------
            NET ASSETS..................  100.0%  $20,387,071
                                                  ===========

                                                     VALUE
-------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Undistributed net investment
              income...........................   $    37,050
            Accumulated net realized loss on
              investments sold and futures
              contracts........................    (2,071,520)
            Net unrealized appreciation of
              investments......................     1,163,028
            Paid-in capital....................    21,258,513
                                                  -----------
            NET ASSETS.........................   $20,387,071
                                                  ===========
            NET ASSET VALUE, OFFERING AND
              REDEMPTION PRICE PER SHARE
              ($20,387,071 / 1,902,824 shares
              of common stock outstanding).....        $10.71
                                                  ===========

---------------

* Federal Income Tax Information: Net unrealized appreciation of $1,163,028 on investment securities was comprised of gross appreciation of $1,969,892 and gross depreciation of $806,864 for federal income tax purposes. At June 30, 2001, the aggregate cost of securities for federal income tax purposes was $19,477,839.

++ Non-income producing security.

# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- MidCap Growth Portfolio
  STATEMENT OF NET ASSETS                          JUNE 30, 2001 (UNAUDITED)

 SHARES                                              VALUE
-------------------------------------------------------------
            COMMON STOCKS -- 85.9%
            BROADCASTING AND CABLE -- 5.3%
     475    Adelphia Communications
              Corporation++.....................   $   19,474
     195    Clear Channel Communications,
              Inc.++............................       12,227
     390    Hispanic Broadcasting
              Corporation++.....................       11,189
     415    Radio One, Inc., Class D++..........        9,151
     415    Univision Communications, Inc.,
              Class A++.........................       17,754
                                                   ----------
                                                       69,795
                                                   ----------
            BUILDING MATERIALS -- 0.8%
     220    Martin Marietta Materials, Inc. ....       10,888
                                                   ----------
            COMMERCIAL BANKING -- 2.4%
     340    Charter One Financial, Inc. ........       10,846
     255    City National Corporation...........       11,294
     340    SouthTrust Corporation..............        8,840
                                                   ----------
                                                       30,980
                                                   ----------
            COMMERCIAL SERVICES -- 0.7%
     620    KPMG Consulting Inc.++..............        9,517
                                                   ----------
            COMPUTER SERVICES -- 11.2%
     670    Concord EFS, Inc.++.................       34,846
     645    Convergys Corporation++.............       19,511
     595    CSG Systems International, Inc.++...       33,772
     780    Jack Henry & Associates, Inc. ......       24,180
   1,120    Sungard Data Systems, Inc.++........       33,611
                                                   ----------
                                                      145,920
                                                   ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.6%
     415    McDATA Corporation, Class A++.......        7,283
                                                   ----------
            CONGLOMERATES -- 1.4%
     560    Pentair, Inc. ......................       18,928
                                                   ----------
            CONSUMER CREDIT AND MORTGAGES -- 1.3%
     280    Providian Financial Corporation.....       16,576
                                                   ----------
            DIVERSIFIED ELECTRONICS -- 2.6%
     670    SCI Systems, Inc.++.................       17,085
     340    Solectron Corporation++.............        6,222
     500    Symbol Technologies, Inc. ..........       11,100
                                                   ----------
                                                       34,407
                                                   ----------
            DIVERSIFIED MANUFACTURING -- 1.1%
     620    Capstone Turbine Corporation++......       13,944
                                                   ----------
            ELECTRIC POWER -- NON NUCLEAR --4.1%
     400    AES Corporation++...................       17,220
     695    Calpine Corporation++...............       26,271
     280    Mirant Corporation++................        9,632
                                                   ----------
                                                       53,123
                                                   ----------
            ELECTRICAL EQUIPMENT -- 1.1%
     475    C&D Technologies, Inc. .............       14,725
                                                   ----------
            FOOD AND DRUG STORES -- 0.3%
     125    Duane Reade Inc.++..................        4,063
                                                   ----------
            FOOD PRODUCTS -- 0.7%
     390    Hain Celestial Group, Inc.++........        8,580
                                                   ----------
            HEALTH SERVICES -- 2.0%
   1,250    Health Management Associates, Inc.,
              Class A++.........................       26,300
                                                   ----------
            INSURANCE -- 1.3%
     280    Ambac Financial Group, Inc. ........       16,296
                                                   ----------

 SHARES                                              VALUE
-------------------------------------------------------------
            INVESTMENT SERVICES -- 3.7%
     415    Legg Mason, Inc. ...................   $   20,650
     195    Northern Trust Corporation..........       12,188
     500    Waddell & Reed Financial, Inc.,
              Class A...........................       15,875
                                                   ----------
                                                       48,713
                                                   ----------
            MEDICAL DEVICES AND SUPPLIES -- 3.0%
     620    Inhale Therapeutic Systems,
              Inc.++............................       14,260
     315    Stryker Corporation.................       17,278
     280    Waters Corporation++................        7,731
                                                   ----------
                                                       39,269
                                                   ----------
            NETWORKING AND TELECOMMUNICATIONS
              EQUIPMENT -- 5.0%
     810    ADC Telecommunications, Inc.++......        5,346
     475    Comverse Technology, Inc.++.........       27,122
     305    Openwave Systems Inc.++.............       10,584
     620    Powerwave Technologies, Inc.++......        8,990
     230    Research In Motion Ltd.++...........        7,418
     200    Tekelec.............................        5,420
                                                   ----------
                                                       64,880
                                                   ----------
            OILFIELD SERVICES -- 4.8%
     560    BJ Services Company++...............       15,893
     255    ENSCO International Inc. ...........        5,967
     475    Global Marine Inc.++................        8,849
     195    Nabors Industries, Inc.++...........        7,254
     195    Smith International, Inc.++.........       11,681
     280    Weatherford International, Inc.++...       13,440
                                                   ----------
                                                       63,084
                                                   ----------
            PHARMACEUTICALS -- 8.4%
     280    Alkermes, Inc.++....................        9,828
     585    Caliper Technologies
              Corporation++.....................       12,314
     230    MedImmune, Inc.++...................       10,856
     560    Millennium Pharmaceuticals,
              Inc.++............................       19,925
     525    Shire Pharmaceuticals Group plc,
              ADR++.............................       29,137
     450    Watson Pharmaceuticals, Inc.++......       27,738
                                                   ----------
                                                      109,798
                                                   ----------
            PUBLISHING AND ADVERTISING -- 0.3%
      85    Lamar Advertising Company++.........        3,740
                                                   ----------
            SEMICONDUCTORS -- 3.4%
     255    Linear Technology Corporation.......       11,276
     230    Maxim Integrated Products, Inc.++...       10,168
     415    SanDisk Corporation++...............       11,575
     230    Vitesse Semiconductor
              Corporation++.....................        4,839
     170    Xilinx, Inc.++......................        7,011
                                                   ----------
                                                       44,869
                                                   ----------
            SOFTWARE -- 7.8%
     415    BMC Software, Inc.++................        9,354
     195    Check Point Software Technologies
              Ltd.++............................        9,861
     705    Citrix Systems, Inc.++..............       24,604
     340    E. piphany, Inc.++..................        3,454
     230    Intuit Inc.++.......................        9,198
     595    Precise Software Solutions Ltd.++...       18,267
     570    Quest Software, Inc.++..............       21,517
     125    Symantec Corporation++..............        5,461
                                                   ----------
                                                      101,716
                                                   ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

NATIONS FUNDS
Nations Separate Account Trust -- MidCap Growth Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2001 (UNAUDITED)

 SHARES                                              VALUE
-------------------------------------------------------------
            SPECIALTY STORES -- 4.6%
     620    Bed Bath & Beyond Inc.++............   $   18,599
     375    Circuit City Stores - Circuit City
              Group.............................        6,750
     150    Talbots, Inc. ......................        6,563
     415    The Men's Wearhouse, Inc.++.........       11,454
     475    Tiffany & Company...................       17,205
                                                   ----------
                                                       60,571
                                                   ----------
            TELECOMMUNICATIONS SERVICES -- 4.6%
     645    Allegiance Telecom, Inc.++..........        9,669
     390    Broadwing Inc.++....................        9,536
     645    Nextel Communications, Inc., Class
              A++...............................       11,288
     390    Time Warner Telecom, Inc.++.........       13,072
     340    Western Wireless Corporation, Class
              A++...............................       14,619
     690    XO Communications, Inc.++...........        1,325
                                                   ----------
                                                       59,509
                                                   ----------
            UNIT INVESTMENT TRUST -- 3.4%
     475    S&P Mid-Cap 400 Depositary
              Receipts..........................       45,059
                                                   ----------
            TOTAL COMMON STOCKS
              (Cost $1,173,863).................    1,122,533
                                                   ----------
            INVESTMENT COMPANIES -- 14.7%
            (Cost $192,400)
 192,400    Nations Cash Reserves#..............      192,400
                                                   ----------
            TOTAL INVESTMENTS
              (Cost $1,366,263*).........  100.6%   1,314,933
                                                   ----------
            OTHER ASSETS AND LIABILITIES
              (NET)......................  (0.6)%
            Cash................................   $      756
            Dividends receivable................          213
            Interest receivable.................          753
            Receivable from investment
              advisor...........................        8,531
            Payable for Fund shares redeemed....           (1)
            Administration fee payable..........         (230)
            Accrued Trustees'/Directors' fees
              and expenses......................       (3,268)
            Accrued expenses and other
              liabilities.......................      (15,121)
                                                   ----------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET).............................       (8,367)
                                                   ----------
            NET ASSETS...................  100.0%  $1,306,566
                                                   ==========

                                                     VALUE
-------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Undistributed net investment
              income............................   $      403
            Accumulated net realized gain on
              investments sold..................          954
            Net unrealized depreciation of
              investments.......................      (51,330)
            Paid-in capital.....................    1,356,539
                                                   ----------
            NET ASSETS..........................   $1,306,566
                                                   ==========
            NET ASSET VALUE, OFFERING AND
              REDEMPTION PRICE PER SHARE
              ($1,306,566 / 136,435 shares of
              common stock outstanding).........        $9.58
                                                        -----
                                                        -----

---------------

* Federal Income Tax Information: Net unrealized depreciation of $51,330 on investment securities was comprised of gross appreciation of $51,236 and gross depreciation of $102,566 for federal income tax purposes. At June 30, 2001, the aggregate cost of securities for federal income tax purposes was $1,366,263.

++ Non-income producing security.

# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

Abbreviation:
ADR --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Value Portfolio
  STATEMENT OF NET ASSETS                           JUNE 30, 2001 (UNAUDITED)

 SHARES                                              VALUE
-------------------------------------------------------------
            COMMON STOCKS -- 97.2%
            AEROSPACE AND DEFENSE -- 7.2%
   4,100    B.F. Goodrich Company..............   $   155,718
   4,400    General Dynamics Corporation.......       342,364
   3,900    Rockwell International
              Corporation......................       148,668
   2,100    United Technologies Corporation....       153,846
                                                  -----------
                                                      800,596
                                                  -----------
            APPAREL AND TEXTILES -- 1.1%
   2,500    Liz Claiborne, Inc. ...............       126,125
                                                  -----------
            AUTOMOTIVE -- 3.6%
   3,300    General Motors Corporation.........       212,355
   2,700    Johnson Controls, Inc. ............       195,669
                                                  -----------
                                                      408,024
                                                  -----------
            BEVERAGES -- 1.2%
   2,051    Brown-Forman Corporation, Class
              B................................       131,141
                                                  -----------
            BROADCASTING AND CABLE -- 1.5%
   3,300    AOL Time Warner Inc.++.............       174,900
                                                  -----------
            CHEMICALS -- BASIC -- 1.6%
   3,900    Praxair, Inc. .....................       183,300
                                                  -----------
            COMMERCIAL BANKING -- 9.6%
   3,300    Citigroup Inc. ....................       174,372
   3,600    J.P. Morgan Chase & Company........       160,560
  14,000    SouthTrust Corporation.............       364,000
  10,200    Washington Mutual, Inc. ...........       383,009
                                                  -----------
                                                    1,081,941
                                                  -----------
            COMMERCIAL SERVICES -- 1.7%
   9,700    Cendant Corporation++..............       189,150
                                                  -----------
            COMPUTER SERVICES -- 3.1%
   2,400    Computer Sciences Corporation++....        83,040
   2,800    Electronic Data Systems
              Corporation......................       175,000
   1,500    First Data Corporation.............        96,375
                                                  -----------
                                                      354,415
                                                  -----------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.6%
   1,600    International Business Machines
              Corporation......................       180,800
                                                  -----------
            CONSUMER CREDIT AND MORTGAGES -- 6.3%
   4,100    American Express Company...........       159,080
   2,100    Fannie Mae.........................       178,815
   3,150    Freddie Mac........................       220,500
   4,600    MBNA Corporation...................       151,570
                                                  -----------
                                                      709,965
                                                  -----------
            DEPARTMENT AND DISCOUNT STORES -- 1.4%
   3,800    Federated Department Stores,
              Inc.++...........................       161,500
                                                  -----------
            ELECTRIC POWER -- NON NUCLEAR -- 1.5%
   4,900    Mirant Corporation++...............       168,560
                                                  -----------
            ELECTRIC POWER -- NUCLEAR -- 3.2%
   2,800    Dominion Resources, Inc. ..........       168,364
   3,300    FPL Group, Inc. ...................       198,693
                                                  -----------
                                                      367,057
                                                  -----------
            ELECTRICAL EQUIPMENT -- 1.6%
   4,300    W.W. Grainger, Inc. ...............       176,988
                                                  -----------
            EXPLORATION AND PRODUCTION -- 1.3%
   2,800    Anadarko Petroleum Corporation.....       151,284
                                                  -----------

 SHARES                                              VALUE
-------------------------------------------------------------
            FINANCE -- MISCELLANEOUS -- 1.7%
   4,200    Countrywide Credit Industries,
              Inc. ............................   $   192,696
                                                  -----------
            FOOD AND DRUG STORES -- 1.4%
   3,400    Safeway Inc.++.....................       163,200
                                                  -----------
            HEALTH SERVICES -- 3.4%
   3,600    Tenet Healthcare Corporation++.....       185,724
   3,100    Trigon Healthcare, Inc.++..........       201,035
                                                  -----------
                                                      386,759
                                                  -----------
            HOUSEHOLD PRODUCTS -- 1.8%
   5,400    Fortune Brands, Inc. ..............       207,144
                                                  -----------
            HOUSING AND FURNISHING -- 1.8%
   5,100    Centex Corporation.................       207,825
                                                  -----------
            INSURANCE -- 4.5%
   3,200    Ambac Financial Group, Inc. .......       186,240
   1,725    CIGNA Corporation..................       165,290
   2,500    Loews Corporation..................       161,075
                                                  -----------
                                                      512,605
                                                  -----------
            INTEGRATED OIL -- 4.2%
   1,900    Exxon Mobil Corporation............       165,965
   5,700    Occidental Petroleum Corporation...       151,563
   4,200    Sunoco, Inc. ......................       153,846
                                                  -----------
                                                      471,374
                                                  -----------
            INVESTMENT SERVICES -- 2.8%
   2,600    Merrill Lynch & Company, Inc. .....       154,050
   2,600    Northern Trust Corporation.........       162,500
                                                  -----------
                                                      316,550
                                                  -----------
            MEDICAL DEVICES AND SUPPLIES --3.2%
   3,300    Hillenbrand Industries, Inc. ......       188,463
   3,400    Johnson & Johnson..................       170,000
                                                  -----------
                                                      358,463
                                                  -----------
            METALS AND MINING -- 1.5%
   4,200    Alcoa Inc. ........................       165,480
                                                  -----------
            NATURAL GAS DISTRIBUTION -- 3.2%
   2,500    El Paso Corporation................       131,350
   3,200    Sempra Energy......................        87,488
   4,400    Williams Companies, Inc. ..........       144,980
                                                  -----------
                                                      363,818
                                                  -----------
            OILFIELD SERVICES -- 2.3%
   4,600    BJ Services Company++..............       130,548
   4,400    Helmerich & Payne, Inc. ...........       135,608
                                                  -----------
                                                      266,156
                                                  -----------
            RAILROADS, TRUCKING AND SHIPPING -- 1.6%
   3,400    Union Pacific Corporation..........       186,694
                                                  -----------
            REAL ESTATE INVESTMENT TRUSTS
              (REITS) -- 0.9%
   3,400    Equity Office Properties Trust.....       107,542
                                                  -----------
            SEMICONDUCTORS -- 1.4%
   3,000    Intel Corporation..................        87,750
   1,700    Linear Technology Corporation......        75,174
                                                  -----------
                                                      162,924
                                                  -----------
            SOFTWARE -- 0.0%+
     275    Roxio, Inc.++......................         3,575
                                                  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 48

NATIONS FUNDS
Nations Separate Account Trust -- Value Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)               JUNE 30, 2001 (UNAUDITED)

 SHARES                                              VALUE
-------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- 5.9%
   9,000    Sprint Corporation (FON Group).....   $   192,240
   6,000    Verizon Communications Inc. .......       321,000
     428    WorldCom, Inc.-MCI Group++.........         6,891
  10,700    WorldCom, Inc.-WorldCom Group++....       151,940
                                                  -----------
                                                      672,071
                                                  -----------
            TOBACCO -- 6.2%
   7,100    Philip Morris Companies Inc. ......       360,325
  11,800    UST Inc. ..........................       340,548
                                                  -----------
                                                      700,873
                                                  -----------
            UTILITIES -- MISCELLANEOUS -- 1.9%
   6,600    American Water Works Company,
              Inc. ............................       217,602
                                                  -----------
            TOTAL COMMON STOCKS
              (Cost $10,317,998)...............    11,029,097
                                                  -----------
            INVESTMENT COMPANIES -- 4.6%
              (Cost $525,000)
 525,000    Nations Cash Reserves#.............       525,000
                                                  -----------
            TOTAL INVESTMENTS
              (Cost $10,842,998*).......  101.8%   11,554,097
                                                  -----------
            OTHER ASSETS AND LIABILITIES
              (NET).....................  (1.8)%
            Cash...............................   $       436
            Receivable for Fund shares sold....        38,832
            Dividends receivable...............        20,148
            Interest receivable................         2,017
            Receivable from investment
              advisor..........................           564
            Unamortized organization costs.....         6,709
            Payable for Fund shares redeemed...          (441)
            Administration fee payable.........        (2,125)
            Payable for investment securities
              purchased........................      (224,686)
            Accrued Trustees'/Directors' fees
              and expenses.....................       (19,740)
            Accrued expenses and other
              liabilities......................       (21,557)
                                                  -----------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)............................      (199,843)
                                                  -----------
            NET ASSETS..................  100.0%  $11,354,254
                                                  ===========

                                                     VALUE
-------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Undistributed net investment
              income...........................   $    54,594
            Accumulated net realized loss on
              investments sold.................      (296,582)
            Net unrealized appreciation of
              investments......................       711,099
            Paid-in capital....................    10,885,143
                                                  -----------
            NET ASSETS.........................   $11,354,254
                                                  ===========
            NET ASSET VALUE, OFFERING AND
              REDEMPTION PRICE PER SHARE
              ($11,354,254 / 1,059,301 shares
              of
              common stock outstanding)........
                                                       $10.72
                                                       ------
                                                       ------

---------------

* Federal Income Tax Information: Net unrealized appreciation of $711,099 on investment securities was comprised of gross appreciation of $1,087,588 and gross depreciation of $376,489 for federal income tax purposes. At June 30, 2001, the aggregate cost of securities for federal income tax purposes was $10,842,998.

++ Non-income producing security.

+ Amount represents less than 0.1%.

# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Asset Allocation Portfolio
  STATEMENT OF NET ASSETS                           JUNE 30, 2001 (UNAUDITED)

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCKS -- 63.9%
            AEROSPACE AND DEFENSE -- 1.3%
     800    Boeing Company.....................   $   44,480
     300    General Dynamics Corporation.......       23,343
     200    Northrop Grumman Corporation.......       16,020
     400    United Technologies Corporation....       29,304
                                                  ----------
                                                     113,147
                                                  ----------
            AIRLINES -- 0.2%
     400    Continental Airlines, Inc., Class
              B++..............................       19,700
                                                  ----------
            APPAREL AND TEXTILES -- 0.1%
     200    Liz Claiborne, Inc. ...............       10,090
                                                  ----------
            AUTOMOTIVE -- 0.9%
     600    Ford Motor Company.................       14,730
     800    General Motors Corporation.........       51,480
     200    Johnson Controls, Inc. ............       14,494
                                                  ----------
                                                      80,704
                                                  ----------
            BEVERAGES -- 1.3%
     500    Anheuser-Busch Companies, Inc. ....       20,600
     800    Coca-Cola Company..................       36,000
   1,400    PepsiCo, Inc. .....................       61,880
                                                  ----------
                                                     118,480
                                                  ----------
            BROADCASTING AND CABLE -- 2.7%
   2,600    AOL Time Warner Inc.++.............      137,800
     300    Cox Communications, Inc., Class
              A++..............................       13,290
   1,000    Viacom Inc., Class B++.............       51,750
   1,400    Walt Disney Company................       40,446
                                                  ----------
                                                     243,286
                                                  ----------
            CHEMICALS -- BASIC -- 0.7%
     400    Air Products and Chemicals,
              Inc. ............................       18,300
     200    Dow Chemical Company...............        6,650
     300    E.I. duPont de Nemours and
              Company..........................       14,472
     100    PPG Industries, Inc. ..............        5,257
     300    Praxair, Inc. .....................       14,100
                                                  ----------
                                                      58,779
                                                  ----------
            CHEMICALS -- SPECIALTY -- 0.2%
     200    Engelhard Corporation..............        5,158
     300    Sigma-Aldrich Corporation..........       11,586
                                                  ----------
                                                      16,744
                                                  ----------
            COMMERCIAL BANKING -- 5.2%
     600    Charter One Financial, Inc. .......       19,140
   3,600    Citigroup Inc. ....................      190,224
     500    First Union Corporation............       17,470
     600    FleetBoston Financial
              Corporation......................       23,670
     600    J.P. Morgan Chase & Company........       26,760
     500    Mellon Financial Corporation.......       23,000
     900    Regions Financial Corporation......       28,800
   1,000    SouthTrust Corporation.............       26,000
     400    SunTrust Banks, Inc. ..............       25,912
   1,000    US Bancorp.........................       22,790
   1,400    Washington Mutual, Inc. ...........       52,570
     500    Wells Fargo & Company..............       23,215
                                                  ----------
                                                     479,551
                                                  ----------

 SHARES                                             VALUE
------------------------------------------------------------
            COMMERCIAL SERVICES -- 0.5%
   1,200    Cendant Corporation++..............   $   23,400
     200    Omnicom Group Inc. ................       17,200
                                                  ----------
                                                      40,600
                                                  ----------
            COMPUTER SERVICES -- 1.0%
     300    Automatic Data Processing, Inc. ...       14,910
     400    Electronic Data Systems
              Corporation......................       25,000
     600    First Data Corporation.............       38,550
     400    Paychex, Inc. .....................       16,000
                                                  ----------
                                                      94,460
                                                  ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 3.1%
   1,300    Dell Computer Corporation++........       33,995
     100    Eastman Kodak Company..............        4,668
   1,000    EMC Corporation++..................       29,050
     900    Hewlett-Packard Company............       25,740
   1,100    International Business Machines
              Corporation......................      124,300
     200    Jabil Circuit, Inc.++..............        6,172
     200    Lexmark International, Inc.++......       13,450
     300    NCR Corporation++..................       14,100
     100    Pitney Bowes Inc. .................        4,212
   1,100    Sun Microsystems, Inc.++...........       17,292
     300    Unisys Corporation++...............        4,413
                                                  ----------
                                                     277,392
                                                  ----------
            CONSUMER CREDIT AND MORTGAGES -- 2.5%
     900    Fannie Mae.........................       76,635
     700    Freddie Mac........................       49,000
     400    Household International, Inc. .....       26,680
     700    MBNA Corporation...................       23,065
     400    Providian Financial Corporation....       23,680
     300    USA Education Inc. ................       21,900
                                                  ----------
                                                     220,960
                                                  ----------
            DEPARTMENT AND DISCOUNT STORES -- 1.9%
     400    Dollar General Corporation.........        7,800
     300    Federated Department Stores,
              Inc.++...........................       12,750
     600    Kohl's Corporation++...............       37,638
     900    Target Corporation.................       31,140
   1,600    Wal-Mart Stores, Inc. .............       78,080
                                                  ----------
                                                     167,408
                                                  ----------
            DIVERSIFIED ELECTRONICS -- 0.1%
     200    Symbol Technologies, Inc. .........        4,440
     300    Tektronix, Inc.++..................        8,145
                                                  ----------
                                                      12,585
                                                  ----------
            DIVERSIFIED MANUFACTURING -- 3.7%
   4,900    General Electric Company...........      238,875
   1,700    Tyco International Ltd. ...........       92,650
                                                  ----------
                                                     331,525
                                                  ----------
            ELECTRIC POWER -- NON NUCLEAR -- 0.6%
     200    Calpine Corporation++..............        7,560
     500    DTE Energy Company.................       23,220
     300    Dynegy Inc., Class A...............       13,950
     200    PPL Corporation....................       11,000
                                                  ----------
                                                      55,730
                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

NATIONS FUNDS
Nations Separate Account Trust -- Asset Allocation Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)               JUNE 30, 2001 (UNAUDITED)

 SHARES                                             VALUE
------------------------------------------------------------
            ELECTRIC POWER -- NUCLEAR -- 1.2%
   1,100    Duke Energy Corporation............   $   42,911
     700    Exelon Corporation.................       44,884
     300    FPL Group, Inc. ...................       18,063
                                                  ----------
                                                     105,858
                                                  ----------
            ELECTRICAL EQUIPMENT -- 0.2%
     400    Honeywell International Inc. ......       13,996
                                                  ----------
            EXPLORATION AND PRODUCTION -- 0.3%
     500    Anadarko Petroleum Corporation.....       27,015
                                                  ----------
            FOOD AND DRUG STORES -- 0.7%
     200    CVS Corporation....................        7,720
     400    Safeway Inc.++.....................       19,200
     600    The Kroger Company++...............       15,000
     600    Walgreen Company...................       20,490
                                                  ----------
                                                      62,410
                                                  ----------
            FOOD PRODUCTS -- 1.1%
     300    General Mills, Inc. ...............       13,134
     200    Hershey Foods Corporation..........       12,342
     200    Quaker Oats Company................       18,250
   1,100    SYSCO Corporation..................       29,865
     400    Unilever NV++......................       23,828
     100    WM. Wrigley Jr. Company............        4,685
                                                  ----------
                                                     102,104
                                                  ----------
            HEALTH SERVICES -- 0.6%
     600    HCA Inc. ..........................       27,114
     500    UnitedHealth Group Inc. ...........       30,875
                                                  ----------
                                                      57,989
                                                  ----------
            HEAVY MACHINERY -- 0.4%
     200    Illinois Tool Works Inc. ..........       12,660
     500    Parker-Hannifin Corporation........       21,220
                                                  ----------
                                                      33,880
                                                  ----------
            HOUSEHOLD PRODUCTS -- 1.1%
     400    Avon Products, Inc. ...............       18,512
     400    Colgate-Palmolive Company..........       23,596
     100    Estee Lauder Companies Inc., Class
              A................................        4,310
     200    Fortune Brands, Inc................        7,672
     500    Kimberly-Clark Corporation.........       27,950
     300    Procter & Gamble Company...........       19,140
                                                  ----------
                                                     101,180
                                                  ----------
            INSURANCE -- 2.6%
   1,200    Allstate Corporation...............       52,788
   1,200    American General Corporation.......       55,740
     800    American International Group,
              Inc. ............................       68,800
     300    Hartford Financial Services Group,
              Inc..............................       20,520
     300    Lincoln National Corporation.......       15,525
     700    MetLife, Inc. .....................       21,686
                                                  ----------
                                                     235,059
                                                  ----------
            INTEGRATED OIL -- 3.6%
     700    Chevron Corporation................       63,350
     700    Conoco Inc.++......................       20,230
   2,300    Exxon Mobil Corporation............      200,905
     300    Texaco Inc. .......................       19,980
     700    USX-Marathon Group.................       20,657
                                                  ----------
                                                     325,122
                                                  ----------

 SHARES                                             VALUE
------------------------------------------------------------
            INVESTMENT SERVICES -- 1.2%
     500    Lehman Brothers Holdings Inc. .....   $   38,875
     700    Merrill Lynch & Company, Inc. .....       41,475
     400    Morgan Stanley Dean Witter &
              Company..........................       25,692
                                                  ----------
                                                     106,042
                                                  ----------
            LODGING AND RECREATION -- 0.5%
     600    Carnival Corporation...............       18,420
     600    Harley-Davidson, Inc. .............       28,248
                                                  ----------
                                                      46,668
                                                  ----------
            MEDICAL DEVICES AND SUPPLIES -- 2.8%
     700    Abbott Laboratories................       33,607
     500    Baxter International Inc. .........       24,500
     800    Biomet, Inc. ......................       38,448
     800    Cardinal Health, Inc. .............       55,200
   2,000    Johnson & Johnson..................      100,000
                                                  ----------
                                                     251,755
                                                  ----------
            METALS AND MINING -- 0.4%
     700    Alcoa Inc. ........................       27,580
     400    Barrick Gold Corporation...........        6,060
                                                  ----------
                                                      33,640
                                                  ----------
            NATURAL GAS DISTRIBUTION -- 0.6%
     500    El Paso Corporation................       26,270
     800    Williams Companies, Inc. ..........       26,360
                                                  ----------
                                                      52,630
                                                  ----------
            NETWORKING AND TELECOMMUNICATIONS
              EQUIPMENT -- 1.8%
     300    American Power Conversion
              Corporation++....................        4,725
     300    Avaya Inc.++.......................        4,110
     500    Cabletron Systems, Inc.++..........       11,425
   3,100    Cisco Systems, Inc.++..............       56,420
     300    Comverse Technology, Inc.++........       17,130
     300    Corning Inc. ......................        5,013
     700    QUALCOMM Inc.++....................       40,936
     400    Scientific-Atlanta, Inc. ..........       16,240
     200    Tellabs, Inc.++....................        3,876
                                                  ----------
                                                     159,875
                                                  ----------
            OILFIELD SERVICES -- 0.4%
     500    BJ Services Company++..............       14,190
     500    ENSCO International Inc. ..........       11,700
     200    Schlumberger Ltd. .................       10,530
                                                  ----------
                                                      36,420
                                                  ----------
            PAPER AND FOREST PRODUCTS -- 0.3%
     100    Temple-Inland Inc. ................        5,329
     400    Weyerhaeuser Company...............       21,988
                                                  ----------
                                                      27,317
                                                  ----------
            PHARMACEUTICALS -- 4.9%
     200    Allergan, Inc. ....................       17,100
     200    American Home Products
              Corporation......................       11,688
     300    Amgen Inc.++.......................       18,204
     800    Bristol-Myers Squibb Company.......       41,840
     200    Chiron Corporation++...............       10,200
     500    Eli Lilly and Company..............       37,000
     300    Forest Laboratories, Inc.++........       21,300
     200    King Pharmaceuticals, Inc.++.......       10,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Asset Allocation Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)               JUNE 30, 2001 (UNAUDITED)

 SHARES                                             VALUE
------------------------------------------------------------
            PHARMACEUTICALS -- (CONTINUED)
     200    MedImmune, Inc.++..................   $    9,440
   1,100    Merck & Company, Inc. .............       70,301
   4,100    Pfizer Inc. .......................      164,205
     800    Schering-Plough Corporation........       28,992
                                                  ----------
                                                     441,020
                                                  ----------
            PUBLISHING AND ADVERTISING -- 0.4%
     400    McGraw-Hill Companies, Inc. .......       26,460
     200    New York Times Company, Class A....        8,400
                                                  ----------
                                                      34,860
                                                  ----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.3%
     800    Burlington Northern Santa Fe
              Corporation......................       24,136
                                                  ----------
            RESTAURANTS -- 0.3%
     200    Darden Restaurants, Inc. ..........        5,580
   1,000    Starbucks Corporation++............       23,000
                                                  ----------
                                                      28,580
                                                  ----------
            SEMICONDUCTORS -- 3.0%
     300    Advanced Micro Devices, Inc.++.....        8,664
     300    Altera Corporation++...............        8,700
     400    Analog Devices, Inc.++.............       17,300
     300    Applied Materials, Inc.++..........       14,730
   3,600    Intel Corporation..................      105,300
     300    KLA-Tencor Corporation++...........       17,541
     400    Linear Technology Corporation......       17,688
     200    Maxim Integrated Products,
              Inc.++...........................        8,842
     200    Micron Technology, Inc.++..........        8,220
     300    Novellus Systems, Inc.++...........       17,037
     300    PerkinElmer, Inc. .................        8,259
     100    QLogic Corporation++...............        6,445
     600    Texas Instruments Inc. ............       18,900
     300    Xilinx, Inc.++.....................       12,372
                                                  ----------
                                                     269,998
                                                  ----------
            SOFTWARE -- 3.5%
     200    Adobe Systems Inc. ................        9,400
     200    Autodesk, Inc. ....................        7,460
     400    Computer Associates International,
              Inc. ............................       14,400
     100    Intuit Inc.++......................        3,999
   2,900    Microsoft Corporation++............      211,700
   2,900    Oracle Corporation++...............       55,100
     300    Peoplesoft, Inc.++.................       14,769
                                                  ----------
                                                     316,828
                                                  ----------
            SPECIALTY STORES -- 1.5%
   1,000    Bed Bath & Beyond Inc.++...........       30,000
     400    Best Buy Company, Inc.++...........       25,408
   1,000    Home Depot, Inc. ..................       46,550
     400    Lowe's Companies, Inc. ............       29,020
                                                  ----------
                                                     130,978
                                                  ----------
            TELECOMMUNICATIONS SERVICES -- 3.5%
   1,000    BellSouth Corporation..............       40,270
     400    Nextel Communications, Inc., Class
              A++..............................        7,000
   1,800    Qwest Communications International
              Inc.++...........................       57,366
   1,800    SBC Communications Inc. ...........       72,108

 SHARES                                             VALUE
------------------------------------------------------------
            TELECOMMUNICATIONS
              SERVICES -- (CONTINUED)
   1,800    Verizon Communications Inc. .......   $   96,300
   2,700    WorldCom, Inc.-WorldCom Group++....       38,340
                                                  ----------
                                                     311,384
                                                  ----------
            TOBACCO -- 0.7%
   1,300    Philip Morris Companies Inc. ......       65,975
                                                  ----------
            TOTAL COMMON STOCKS
              (Cost $5,662,259)................    5,743,860
                                                  ----------
PRINCIPAL
 AMOUNT
---------
            CORPORATE BONDS AND NOTES -- 13.3%
            AEROSPACE AND DEFENSE -- 0.3%
$ 25,000    Raytheon Company, Class B,
              7.900% 03/01/03..................       25,628
                                                  ----------
            AIRLINES -- 0.4%
  30,000    US Airways, Inc.,
              8.020% 02/05/19..................       31,799
                                                  ----------
            AUTOMOTIVE -- 0.8%
            Delphi Automotive Systems
  17,000      Corporation,
              6.125% 05/01/04..................
                                                      17,029
  20,000    Ford Motor Credit Company,
              7.600% 08/01/05..................       20,990
  30,000    Toyota Motor Credit Corporation,
              5.625% 11/13/03..................       30,354
                                                  ----------
                                                      68,373
                                                  ----------
            BROADCASTING AND CABLE -- 0.7%
  15,000    Clear Channel Communications, Inc.,
              7.875% 06/15/05..................       15,709
  15,000    Cox Radio, Inc., Class A,
              6.625% 02/15/06..................       14,928
  15,000    Time Warner Inc.,
              8.110% 08/15/06..................       16,250
  15,000    Viacom Inc., Class B,
              7.700% 07/30/10..................       15,778
                                                  ----------
                                                      62,665
                                                  ----------
            CHEMICALS -- BASIC -- 0.1%
  10,000    The Dow Chemical Company,
              6.125% 02/01/11..................        9,678
                                                  ----------
            CHEMICALS -- SPECIALTY -- 0.2%
  15,000    Praxair Inc.,
              6.500% 03/01/08..................       14,907
                                                  ----------
            COMMERCIAL BANKING -- 1.2%
  15,000    Abbey National plc,
              6.690% 10/17/05..................       15,355
  20,000    Bank One Corporation,
              6.500% 02/01/06..................       20,278
  20,000    Citigroup Inc.,
              6.750% 12/01/05..................       20,702
  15,000    First Union Corporation,
              7.550% 08/18/05..................       15,873
  15,000    FleetBoston Financial Corporation,
              7.250% 09/15/05..................       15,710
  30,000    Wells Fargo & Company,
              6.625% 07/15/04..................       30,924
                                                  ----------
                                                     118,842
                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 52

NATIONS FUNDS
Nations Separate Account Trust -- Asset Allocation Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)               JUNE 30, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                             VALUE
------------------------------------------------------------
            COMMERCIAL SERVICES -- 0.2%
$  7,000    Comdisco, Inc.,
              7.250% 09/20/01..................   $    5,460
   3,000    Comdisco, Inc.,
              6.340% 01/11/02..................        2,280
  15,000    Comdisco, Inc.,
              6.000% 01/30/02..................       11,400
                                                  ----------
                                                      19,140
                                                  ----------
            COMPUTER SERVICES -- 0.3%
            Electronic Data Systems
  30,000      Corporation,
              6.850% 10/15/04..................
                                                      30,819
                                                  ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.3%
  26,000    Compaq Computer Corporation,
              7.450% 08/01/02..................       26,377
                                                  ----------
            CONGLOMERATES -- 0.2%
  15,000    Waste Management, Inc.,
              7.375% 08/01/10..................       15,023
                                                  ----------
            CONSUMER CREDIT AND MORTGAGES -- 0.2%
  15,000    Countrywide Home Loans,
              5.250% 06/15/04..................       14,872
                                                  ----------
            DIVERSIFIED ELECTRONICS -- 0.2%
  15,000    Arrow Electronics, Inc.,
              5.846%-- 10/05/01................       15,002
                                                  ----------
            ELECTRIC POWER -- NON NUCLEAR -- 0.9%
            American Electric Power Company,
  15,000      Inc.,
              6.125% 05/15/06..................
                                                      14,770
  20,000    Exelon Generation Company LLC,
              6.950% 06/15/11..................       19,871
  15,000    Nisource Finance Corporation,
              7.500% 11/15/03..................       15,543
  15,000    Progress Energy, Inc.,
              7.100% 03/01/11..................       15,166
  15,000    PSEG Power,
              6.875% 04/15/06..................       15,107
                                                  ----------
                                                      80,457
                                                  ----------
            EXPLORATION AND PRODUCTION -- 0.4%
  15,000    Anadarko Finance Company,
              6.750% 05/01/11-.................       15,004
  20,000    Pure Resources Inc.,
              7.125% 06/15/11..................       19,681
                                                  ----------
                                                      34,685
                                                  ----------
            FINANCE -- MISCELLANEOUS -- 2.3%
  15,000    Boeing Capital Corporation,
              5.650% 05/15/06..................       14,826
  25,000    Capital One Bank,
              8.250% 06/15/05..................       25,813
            Caterpillar Finance Services
  20,000      Corporation,
              5.950% 05/01/06..................
                                                      20,019
  25,000    CIT Group, Inc., Class A,
              7.500% 11/14/03..................       26,154
  19,000    ERAC USA Finance Company,
              6.625% 02/15/05-.................       18,866
            General Electric Capital
  20,000      Corporation,
              6.800% 11/01/05..................
                                                      20,948
  15,000    Heller Financial, Inc., Class A,
              6.000% 03/19/04..................       15,158

PRINCIPAL
 AMOUNT                                             VALUE
------------------------------------------------------------
            FINANCE -- MISCELLANEOUS -- (CONTINUED)
$ 15,000    Household Finance Corporation,
              6.500% 01/24/06..................   $   15,249
  20,000    National Rural Utilities
              Cooperative Finance Corporation,
              6.000% 05/15/06..................       20,084
  10,000    Pemex Project Funding Master,
              9.125% 10/13/10..................       10,588
  25,000    Washington Mutual, Inc.,
              7.500% 08/15/06..................       26,330
                                                  ----------
                                                     214,035
                                                  ----------
            FOOD AND DRUG STORES -- 0.2%
  15,000    Fred Meyer, Inc.,
              7.450% 03/01/08..................       15,313
                                                  ----------
            FOOD PRODUCTS -- 0.4%
  15,000    Kellogg Company,
              6.000% 04/01/06-.................       14,771
  20,000    Unilever Capital Corporation,
              7.125% 11/01/10..................       20,721
                                                  ----------
                                                      35,492
                                                  ----------
            INSURANCE -- 0.3%
            American General Finance
  25,000      Corporation,
              7.450% 01/15/05..................
                                                      26,427
                                                  ----------
            INVESTMENT SERVICES -- 0.5%
  15,000    Bear Stearns Companies, Inc.,
              7.800% 08/15/07..................       15,796
  15,000    Lehman Brothers Holdings,
              7.750% 01/15/05..................       15,943
  15,000    Merrill Lynch & Company, Inc.,
              6.150% 01/26/06..................       15,110
                                                  ----------
                                                      46,849
                                                  ----------
            LODGING AND RECREATION -- 0.1%
  10,000    Harrah's Operating Company Inc.,
              7.125% 06/01/07..................        9,909
                                                  ----------
            MEDICAL DEVICES AND SUPPLIES -- 0.1%
   8,000    Wellpoint Health Networks Inc.,
              6.375% 06/15/06..................        7,936
                                                  ----------
            NATURAL GAS PIPELINES -- 0.2%
  15,000    KN Energy, Inc.,
              6.650% 03/01/05..................       15,189
                                                  ----------
            OIL REFINING AND MARKETING -- 0.5%
  15,000    PDV America Inc., Gtd. Sr. Notes,
              7.875% 08/01/03..................       15,102
  30,000    USX Corporation,
              6.650% 02/01/06..................       30,479
                                                  ----------
                                                      45,581
                                                  ----------
            PAPER AND FOREST PRODUCTS -- 0.2%
  15,000    Abitibi-Consolidated Inc.,
              8.550% 08/01/10..................       15,721
                                                  ----------
            PHARMACEUTICALS -- 0.5%
  18,000    American Home Products,
              6.250% 03/15/06-.................       18,046
  30,000    Pharmacia Corporation,
              6.600% 12/01/28..................       28,797
                                                  ----------
                                                      46,843
                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- Asset Allocation Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)               JUNE 30, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                             VALUE
------------------------------------------------------------
            RAILROADS, TRUCKING AND SHIPPING -- 0.5%
$ 15,000    FedEx Corporation,
              6.625% 02/12/04@.................   $   15,235
  30,000    Union Tank Car Company,
              6.680% 01/15/08..................       30,455
                                                  ----------
                                                      45,690
                                                  ----------
            TELECOMMUNICATIONS SERVICES -- 1.1%
  15,000    AT&T Wireless Group,
              7.350% 03/01/06@.................       15,328
  15,000    France Telecom,
              7.200% 03/01/06@.................       15,417
  15,000    Qwest Capital Funding Inc.,
              7.750% 08/15/06..................       15,739
  15,000    SBC Communications Inc.,
              5.750% 05/02/06..................       14,861
  15,000    Sprint Capital Corporation,
              6.875% 11/15/28..................       12,606
  15,000    Telus Corporation,
              7.500% 06/01/07..................       15,182
  15,000    WorldCom, Inc.,
              7.500% 05/15/11..................       14,600
                                                  ----------
                                                     103,733
                                                  ----------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $1,169,401)................    1,196,985
                                                  ----------
            FOREIGN BONDS AND NOTES -- 0.9%
  25,000    AT&T Canada Inc.,
              (0.000)% due 06/15/08
              9.950% beginning 06/01/03........       21,734
  30,000    Corp Andina de Fomento,
              8.875% 06/01/05..................       32,207
  10,000    Kimberly-Clark de Mexico, SA de CV,
              Class A,
              8.875% 08/01/09..................       10,419
  15,000    Ontario (Province of),
              7.000% 08/04/05..................       15,835
                                                  ----------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $77,728)...................       80,195
                                                  ----------
            MORTGAGE-BACKED SECURITIES -- 16.2%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 4.7%
            Chase Manhattan Bank - First Union
  50,000      National, Series 1999-1, Class
              A2,
              7.439% 07/15/09..................
                                                      52,493
  50,000    Commercial Mortgage Asset Trust,
              Series 1999-C1, Class A3,
              6.640% 09/17/10..................       50,347
            DLJ Commercial Mortgage
  25,000      Corporation, Series 1999-CG2,
              Class A1B,
              7.300% 06/10/09..................
                                                      26,057

PRINCIPAL
 AMOUNT                                             VALUE
------------------------------------------------------------
            COMMERCIAL MORTGAGE-BACKED
              SECURITIES -- (CONTINUED)
$ 30,000    Fannie Mae Whole Loan, Series
              2001-W1, Class AF3,
              5.690% 06/25/29..................   $   29,888
            PNC Mortgage Acceptance
  53,310      Corporation, Series 1994-32,
              Class S,
              5.910% 12/12/09..................
                                                      52,173
            PNC Mortgage Acceptance
  50,000      Corporation, Series 1999-CM1,
              Class A1B,
              7.330% 10/10/09..................
                                                      52,184
            PNC Mortgage Acceptance
  50,000      Corporation, Series 2000-C1,
              Class A2,
              7.610% 02/15/10..................
                                                      52,870
            Salomon Brothers Mortgage
  50,000      Securities, Series 2000-C1, Class
              A2,
              7.520% 12/18/09..................
                                                      52,616
            Salomon Brothers Mortgage
  50,000      Securities, Series 2000-C2, Class
              A2,
              7.455% 04/18/10..................
                                                      52,441
                                                  ----------
                                                     421,069
                                                  ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 9.1%
 120,000    6.000% 06/01/16....................      118,200
 235,000    6.500% 03/01/31....................      231,254
 380,000    6.500% 03/01/31....................      373,943
  99,608    6.500% 04/01/31....................       98,093
                                                  ----------
                                                     821,490
                                                  ----------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 2.4%
  86,213    8.000% 08/15/30....................       89,340
 132,426    6.500% 01/15/31....................      131,162
                                                  ----------
                                                     220,502
                                                  ----------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $1,456,257)................    1,463,061
                                                  ----------
            U.S. TREASURY OBLIGATIONS -- 1.4%
            U.S. TREASURY STRIPS -- 1.4%
 200,000    Principal only,
              6.142%*** 05/15/20...............       63,832
  80,000    Principal only,
              6.133%*** 11/15/21...............       23,362
 200,000    Principal only,
              6.008%*** 11/15/27...............       41,966
                                                  ----------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $132,743)..................      129,160
                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 54

NATIONS FUNDS
Nations Separate Account Trust -- Asset Allocation Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)               JUNE 30, 2001 (UNAUDITED)

 SHARES                                             VALUE
------------------------------------------------------------
            INVESTMENT COMPANIES -- 4.8%
              (Cost $434,108)
 434,108    Nations Cash Reserves#.............   $  434,108
                                                  ----------
            TOTAL INVESTMENTS
              (Cost $8,932,496*)........  100.5%   9,047,369
                                                  ----------
            OTHER ASSETS AND LIABILITIES
              (NET).....................  (0.5)%
            Cash...............................   $      677
            Receivable for investment
              securities sold..................    1,237,218
            Receivable for Fund shares sold....        2,689
            Dividends receivable...............        3,725
            Interest receivable................       38,236
            Receivable from investment
              advisor..........................        1,870
            Unamortized organization costs.....        6,709
            Collateral on securities loaned....     (365,108)
            Administration fee payable.........       (1,662)
            Payable for investment securities
              purchased........................     (918,227)
            Accrued Trustees'/Directors' fees
              and expenses.....................      (21,193)
            Accrued expenses and other
              liabilities......................      (26,055)
                                                  ----------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)............................      (41,121)
                                                  ----------
            NET ASSETS..................  100.0%  $9,006,248
                                                  ==========
            NET ASSETS CONSIST OF:
            Undistributed net investment
              income...........................   $  112,675
            Accumulated net realized loss on
              investments sold.................      (70,091)
            Net unrealized appreciation of
              investments......................      114,873
            Paid-in capital....................    8,848,791
                                                  ----------
            NET ASSETS.........................   $9,006,248
                                                  ==========
            NET ASSET VALUE, OFFERING AND
              REDEMPTION PRICE PER SHARE
              ($9,006,248 / 902,994 shares of
              common stock outstanding)........        $9.97
                                                       -----
                                                       -----

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $114,873 on investment securities was comprised of gross appreciation of $350,076 and gross depreciation of $235,203 for federal income tax purposes. At June 30, 2001, the aggregate cost of securities for federal income tax purposes was $8,932,496.

 *** Zero coupon security. The rate shown reflects the yield to maturity at June
     30, 2001.

  @ Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

  @@ Variable rate security. The interest rate shown reflects the rate in effect at June 30, 2001.

 ++ Non-income producing security.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 7). The portion that represents cash collateral is $365,108.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- High Yield Bond Portfolio
  STATEMENT OF NET ASSETS                          JUNE 30, 2001 (UNAUDITED)

 SHARES                                           VALUE
----------------------------------------------------------
            COMMON STOCKS -- 3.6%
            BROADCASTING AND CABLE -- 0.6%
    1,205   Charter Communications,
              Inc.++##......................   $    28,137
   80,000   Ono Finance plc.................        51,473
                                               -----------
                                                    79,610
                                               -----------
            HEALTH SERVICES -- 1.0%
    3,285   Apria Healthcare Group Inc.++...        94,772
    3,075   Magellan Health Services,
              Inc.++........................        39,360
                                               -----------
                                                   134,132
                                               -----------
            HEAVY MACHINERY -- 0.3%
    2,370   Harnischfeger Industries
              Inc.++........................        39,105
                                               -----------
            INTEGRATED OIL -- 0.2%
      700   Sunoco, Inc. ...................        25,641
                                               -----------
            LODGING AND RECREATION -- 0.2%
    3,005   Pinnacle Entertainment,
              Inc.++........................        22,087
                                               -----------
            METALS AND MINING -- 0.2%
    2,145   Placer Dome Inc. ...............        21,021
                                               -----------
            PAPER AND FOREST PRODUCTS -- 0.2%
    3,000   Abitibi-Consolidated Inc. ......        22,950
                                               -----------
            TELECOMMUNICATIONS SERVICES -- 0.9%
   28,615   @TRACK Communications, Inc.++...        47,215
      500   BellSouth Corporation...........        20,135
      500   SBC Communications Inc. ........        20,030
      400   Verizon Communications Inc. ....        21,400
                                               -----------
                                                   108,780
                                               -----------
            TOTAL COMMON STOCKS
              (Cost $436,835)...............       453,326
                                               -----------
PRINCIPAL
 AMOUNT
---------
            CONVERTIBLE BONDS AND NOTES -- 5.0%
            BROADCASTING AND CABLE -- 1.4%
            Cox Communications, Inc., Class
$ 140,000     A,
              0.430% 04/19/20...............
                                                    57,925
  175,000   Telewest Finance,
              6.000% 07/07/05@..............       124,200
                                               -----------
                                                   182,125
                                               -----------
            COMPUTERS AND OFFICE
              EQUIPMENT -- 0.5%
   65,000   Quantum Corporation,
              7.000% 08/01/04...............        56,631
                                               -----------
            CONGLOMERATES -- 0.3%
   95,000   Internet Capital Group, Inc.,
              5.500% 12/21/04...............        33,725
                                               -----------
            METALS AND MINING -- 0.6%
   40,000   Agnico-Eagle Mines Ltd.,
              3.500% 01/27/04...............        32,950
   50,000   Battle Mountain Gold Company,
              6.000% 01/04/05...............        44,534
                                               -----------
                                                    77,484
                                               -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT --
              0.3%
   60,000   Juniper Networks, Inc.,
              4.750% 03/15/07...............        42,900
                                               -----------

PRINCIPAL
 AMOUNT                                           VALUE
----------------------------------------------------------
            SEMICONDUCTORS -- 0.8%
$  65,000   LSI Logic Corporation,
              4.000% 02/15/05...............   $    53,868
            Vitesse Semiconductor
   50,000     Corporation,
              4.000% 03/15/05@..............
                                                    40,188
                                               -----------
                                                    94,056
                                               -----------
            TELECOMMUNICATIONS SERVICES -- 1.1%
  185,000   At Home Corporation,
              4.750% 12/15/06...............        61,281
   20,000   Colt Telecom Group plc,
              2.000% 12/16/06@..............        10,519
  115,000(d) Colt Telecom Group plc,
              2.000% 04/03/07@..............        59,632
                                               -----------
                                                   131,432
                                               -----------
            TOTAL CONVERTIBLE BONDS AND
              NOTES
              (Cost $707,600)...............
                                                   618,353
                                               -----------
            CORPORATE BONDS AND NOTES -- 81.0%
            AUTOMOTIVE -- 0.9%
  175,000   Mark IV Industries, Inc.,
              7.500% 09/01/07...............       106,750
                                               -----------
            BROADCASTING AND CABLE -- 14.2%
   85,000   Benedek Communications,
              13.250% 05/15/06..............        48,450
   60,000   Big City Radio, Inc.,
              11.250%*** 03/15/05...........        24,300
            British Sky Broadcasting Group
  120,000     plc,
              6.880% 02/23/09...............
                                                   110,145
  160,000   Cablevision SA,
              13.750% 04/30/07..............       116,800
  120,000   Charter Communications Holdings
              LLC,
              8.630% 04/01/09...............       114,000
   35,000   Charter Communications Holdings
              LLC,
              10.250% 01/15/10..............        35,788
  205,000   Charter Communications Holdings
              LLC,
              (0.000)% due 05/15/11
              11.750% beginning 05/15/06@...       118,899
   60,000   Charter Communications Holdings
              LLC,
              10.000% 05/15/11@.............        60,900
  170,000   Comcast UK Cable Partners Ltd.,
              Class A,
              11.200% 11/15/07..............       115,600
   85,000   CSC Holdings Inc.,
              7.630% 04/01/11@..............        81,091
   50,000   Lin Television Corporation,
              8.000% 01/15/08@..............        48,250
  120,000   NTL Communications Corporation,
              Series B, ##
              11.880% 10/01/10..............        79,800
   30,000   NTL Inc.,
              11.500% 02/01/06..............        20,250
   30,000   Ono Finance plc,
              13.000% 05/01/09..............        21,900
  105,000   Ono Finance plc,
              14.000% 02/15/11@.............        89,250

                       SEE NOTES TO FINANCIAL STATEMENTS.
 56

NATIONS FUNDS
Nations Separate Account Trust -- High Yield Bond Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                           VALUE
----------------------------------------------------------
            BROADCASTING AND CABLE -- (CONTINUED)
$  75,000   Radio Unica Corporation,
              (0.000)% due 08/01/06
              11.750% beginning 08/01/02....   $    42,000
  170,000   Rogers Cable Systems,
              10.130% 09/01/12..............       180,624
            Sinclair Broadcast Group,
   40,000     Inc.,##
              10.000% 09/30/05..............
                                                    40,200
   20,000   Sinclair Broadcast Group, Inc.,
              8.750% 12/15/07...............        19,050
   65,000   Telewest Communications plc,
              11.000% 10/01/07..............        54,763
            UIH Australia/Pacific Inc.,
  210,000     Series B,
              14.000%*** 05/15/06...........
                                                    67,200
  170,000   United Pan-Europe Communications
              N.V.,
              (0.000)% due 08/01/09
              12.500% beginning 08/01/04....        27,200
  235,000   United Pan-Europe Communications
              N.V.,
              11.250% 02/01/10..............        88,125
  200,000   United Pan-Europe Communications
              N.V., Series B,
              11.500% 02/01/10..............        75,000
  210,000   UnitedGlobalCom Inc.,
              (0.000)% due 02/15/08
              10.750% beginning 02/15/03....        70,350
                                               -----------
                                                 1,749,935
                                               -----------
            CHEMICALS -- SPECIALTY -- 1.6%
   65,000   General Chemical Industrial
              Products,
              10.630% 05/01/09..............        37,700
  100,000   Octel Developments plc,
              10.000% 05/01/06..............       102,000
   65,000   Sovereign Specialty Chemical,
              11.880% 03/15/10..............        58,500
                                               -----------
                                                   198,200
                                               -----------
            COMMERCIAL BANKING -- 1.5%
  150,000   Golden State Holdings, Escrow
              Corporation,
              7.000% 08/01/03...............       150,008
   40,000   Golden State Holdings, Escrow
              Corporation,
              7.130% 08/01/05...............        39,216
                                               -----------
                                                   189,224
                                               -----------
            COMMERCIAL SERVICES -- 0.8%
   75,000   Intertek Finance plc,
              10.250% 11/01/06..............        58,500
   55,000   Protection One Alarm Monitor,
              7.380% 08/15/05...............        41,800
                                               -----------
                                                   100,300
                                               -----------
            COMPUTER SERVICES -- 0.5%
   60,000   Unisys Corporation,
              8.130% 06/01/06...............        58,350
                                               -----------
            CONSUMER SERVICES -- 0.3%
            Jafra Cosmetics International,
   40,000     Inc.,
              11.750% 05/01/08..............
                                                    39,200
                                               -----------

PRINCIPAL
 AMOUNT                                           VALUE
----------------------------------------------------------
            DIVERSIFIED ELECTRONICS -- 1.0%
$  95,000   Knowles Electronics Inc.,
              13.130% 10/15/09..............   $    94,050
   45,000   Thomas & Betts Corporation,
              6.630% 05/07/08...............        34,414
                                               -----------
                                                   128,464
                                               -----------
            DIVERSIFIED MANUFACTURING -- 0.6%
   80,000   Owens & Minor Inc.,
              8.500% 07/15/11@..............        80,600
                                               -----------
            ELECTRIC POWER -- NON NUCLEAR -- 13.4%
   80,000   AES Corporation,
              8.750% 12/15/02...............        80,800
  125,000   AES Drax Holdings Ltd.,
              10.410% 12/31/20..............       139,444
  150,000   AES Eastern Energy,
              9.670% 01/02/29...............       157,125
  110,000   Avista Corporation,
              9.750% 06/01/08@..............       117,412
  125,000   Caithness Coso Funding
              Corporation, Series B,
              9.050% 12/15/09...............       122,500
   60,000   Calpine Canada,
              8.500% 05/01/08...............        58,498
  170,000   CMS Energy Corporation,
              8.500% 04/15/11...............       165,113
   65,000   Edison International, Inc.,
              6.880% 09/15/04...............        52,000
  140,000   ESI Tractebel Acquisition
              Corporation, Series B,
              7.990% 12/30/11...............       136,480
  115,000   PG&E National Energy Group,
              10.380% 05/16/11@.............       114,789
   35,000   PSEG Energy Holdings, Inc.,
              9.130% 02/10/04...............        36,403
   80,000   PSEG Energy Holdings, Inc.,
              8.630% 02/15/08@..............        80,665
   85,000   PSEG Energy Holdings, Inc.,
              10.000% 10/01/09..............        91,462
   47,394   Salton Sea Funding,
              7.370% 05/30/05...............        46,037
            Tiverton Rumford Power
  105,000     Association,
              9.000% 07/15/18@..............
                                                   104,137
   30,000   Western Resources, Inc.,
              6.250%@@ 08/15/03.............        28,850
  140,000   Western Resources, Inc.,
              6.880% 08/01/04...............       135,554
                                               -----------
                                                 1,667,269
                                               -----------
            EXPLORATION AND PRODUCTION -- 3.7%
   45,000   Baytex Energy Ltd.,
              10.500% 02/15/11@.............        45,900
  180,000   DevX Energy, Inc.,
              12.500% 07/01/08..............       178,200
   40,000   Mission Resources Corporation,
              10.880% 04/01/07@.............        39,300

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- High Yield Bond Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                           VALUE
----------------------------------------------------------
            EXPLORATION AND PRODUCTION -- (CONTINUED)
$ 105,000   Ocean Energy, Inc.,
              8.250% 07/01/18...............   $   110,250
   80,000   Triton Energy Ltd.,
              8.880% 10/01/07...............        82,000
                                               -----------
                                                   455,650
                                               -----------
            FOOD PRODUCTS -- 0.3%
            Chiquita Brands International,
   50,000     Inc.,##
              10.000% 06/15/09(a)...........
                                                    33,875
                                               -----------
            HEALTH SERVICES -- 9.3%
  150,000   Apria Healthcare Group Inc.,
              9.500% 11/01/02...............       150,000
   75,000   Columbia/HCA Healthcare
              Corporation,
              7.500% 11/15/95...............        63,000
  115,000   Fountain View Inc.,
              11.250% 04/15/08(a)...........        57,500
   55,000   HCA - The Healthcare Company,
              8.750% 09/01/10...............        58,371
  210,000   Kelso and Company,
              12.750% 10/01/09..............       243,862
   70,000   Magellan Health Services, Inc.,
              9.380% 11/15/07@..............        71,138
   85,000   Magellan Health Services, Inc.,
              9.000% 02/15/08...............        80,113
   35,000   Manor Care, Inc.,
              7.500% 06/15/06...............        34,351
   55,000   Manor Care, Inc.,
              8.000% 03/01/08@..............        55,275
            Per-Se Technologies, Inc.,
  225,000     Series B,
              9.500% 02/15/05...............
                                                   179,999
  105,000   Team Health, Inc.,
              12.000% 03/15/09..............       110,250
   55,000   Triad Hospitals Inc.,
              8.750% 05/01/09@..............        55,963
                                               -----------
                                                 1,159,822
                                               -----------
            HEAVY MACHINERY -- 0.5%
   60,000   Harnischfeger Industries, Inc.,
              0.000% 03/31/06(a)............        60,900
                                               -----------
            HOUSEHOLD PRODUCTS -- 1.1%
   85,000   American Greetings,
              11.750% 07/15/08@.............        82,450
   85,000   Hasbro Inc.,
              6.600% 07/15/28...............        55,818
                                               -----------
                                                   138,268
                                               -----------
            LODGING AND RECREATION -- 7.2%
  130,000   Bally Total Fitness Holding
              Corporation, Series D,
              9.880% 10/15/07...............       129,025
   95,000   Felcor Lodging LP,
              9.500% 09/15/08...............        95,475
   60,000   Hilton Hotels Corporation,
              7.630% 05/15/08...............        58,516
   60,000   Hilton Hotels Corporation,
              8.250% 02/15/11...............        59,658
   80,000   Hollywood Casino Shreveport,
              13.000% 08/01/06..............        84,000

PRINCIPAL
 AMOUNT                                           VALUE
----------------------------------------------------------
            LODGING AND RECREATION -- (CONTINUED)
$ 110,000   ITT Corporation,
              7.380% 11/15/15...............   $   100,723
   50,000   Mandalay Resort Group,
              9.500% 08/01/08...............        52,313
  100,000   Park Place Entertainment
              Corporation,##
              8.880% 09/15/08...............       102,750
   55,000   Penn National Gaming, Inc.,
              11.130% 03/01/08@.............        57,200
  115,000   Pinnacle Entertainment, Inc.,
              Series B,
              9.250% 02/15/07                      105,800
   25,000   Royal Caribbean Cruises Ltd.,
              7.250% 03/15/18...............        20,128
   40,000   Royal Caribbean Cruises Ltd.,
              7.500% 10/15/27...............        31,625
                                               -----------
                                                   897,213
                                               -----------
            MEDICAL DEVICES AND SUPPLIES -- 0.7%
  115,000   Alaris Medical Systems, Inc.,
              9.750% 12/01/06...............        88,550
                                               -----------
            METALS AND MINING -- 2.3%
  210,000   Algoma Steel Inc.,
              12.380% 07/15/05(a)...........        42,000
   50,000   Commonwealth Industries, Inc.,
              10.750% 10/01/06..............        45,500
   60,000   Great Central Mines Ltd.,
              8.880% 04/01/08...............        52,200
   90,000   Newmont Mining Corporation,
              8.630% 05/15/11...............        88,866
   75,000   Ormet Corporation,
              11.000% 08/15/08@.............        58,875
                                               -----------
                                                   287,441
                                               -----------
            NATURAL GAS DISTRIBUTION -- 0.6%
   90,000   Energy Corporation of America,
              9.500% 05/15/07...............        70,875
                                               -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT --
              0.7%
   50,000   Lucent Bank Debt Revolver,
              3.760%@@ 05/30/10, resets
              monthly
              off the 1 month Libor plus
              2.000%........................        46,000
   80,000   Lucent Technologies Inc.,
              6.450% 03/15/29...............        46,163
                                               -----------
                                                    92,163
                                               -----------
            OILFIELD SERVICES -- 0.6%
   70,000   R&B Falcon Corporation,
              7.380% 04/15/18...............        69,284
                                               -----------
            PACKAGING AND CONTAINERS -- 0.6%
   95,000   Crown Cork & Seal Company, Inc.,
              7.130% 09/01/02...............        55,100
   40,000   Crown Cork & Seal Company, Inc.,
              8.000% 04/15/23...............        14,400
                                               -----------
                                                    69,500
                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 58

NATIONS FUNDS
Nations Separate Account Trust -- High Yield Bond Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                           VALUE
----------------------------------------------------------
            PHARMACEUTICALS -- 1.8%
$ 105,000   Caremark Rx, Inc.,
              7.380% 10/01/06...............   $   103,425
   60,000   Express Scripts Inc.,
              9.630% 06/15/09...............        64,950
   65,000   McKesson HBOC, Inc.,
              7.650% 03/01/27...............        57,448
                                               -----------
                                                   225,823
                                               -----------
            PUBLISHING AND ADVERTISING -- 6.2%
  100,000   American Color Graphics,
              12.750% 08/01/05..............        98,000
  120,000   Canwest Media, Inc.,
              10.630% 05/15/11@.............       121,800
  145,000   Garden State Newspapers, Inc.,
              8.750% 10/01/09...............       139,200
   95,000   Key3Media Group Inc.,
              11.250% 06/15/11..............        93,100
   95,000   Marvel Enterprises, Inc.,
              12.000% 06/15/09..............        45,125
   45,000   Phoenix Color Corporation,
              10.380% 02/01/09..............        36,450
  165,000   Quebecor Media Inc.,
              (0.000)% due 07/15/11
              13.750% beginning 07/15/06@...        88,275
   50,000   Quebecor Media Inc.,
              11.130% 07/15/11@.............        49,875
    7,744   Rand McNally Bank Debt Term,
              0.000% 11/06/03(a)............         1,665
   21,994   Rand McNally Bank Debt Term,
              0.000% 04/06/05(a)............         5,498
   24,375   Rand McNally Bank Debt Term,
              0.000% 04/06/06(a)............         6,094
   47,256   Rand McNally Bank Debt Term,
              0.000% 05/31/10(a)............        11,814
  140,000   Ziff Davis Media Inc.,
              12.000% 07/15/10..............        77,000
                                               -----------
                                                   773,896
                                               -----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.8%
   34,000   Ermis Maritime Holdings Ltd.,
              12.500% 09/25/04(b)...........        28,954
            Pegasus Shipping Hellas, Series
   85,000     A,
              11.880% 11/15/04(a)...........
                                                    30,600
   80,000   Sea Containers Ltd.,
              7.880% 02/15/08...............        45,200
                                               -----------
                                                   104,754
                                               -----------
            REAL ESTATE -- 0.8%
  105,000   Blum CB Corporation,
              11.250% 06/15/11@.............       103,163
                                               -----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 3.9%
  115,000   BF Saul,
              9.750% 04/01/08...............       111,694
            Crescent Real Estate Equities
  235,000     LP,
              7.000% 09/15/02...............
                                                   234,352

PRINCIPAL
 AMOUNT                                           VALUE
----------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS
              (REITS) -- (CONTINUED)
$  90,000   Healthcare Realty Trust, Inc.,
              8.130% 05/01/11...............   $    89,580
            Meristar Hospitality
   50,000     Corporation,
              9.000% 01/15/08@..............
                                                    50,375
                                               -----------
                                                   486,001
                                               -----------
            TELECOMMUNICATIONS SERVICES -- 5.1%
   75,000   360Networks Inc.,
              13.000% 05/01/08(a)...........         1,125
   60,000   Alamosa Delaware Inc.,
              12.500% 02/01/11@.............        54,000
   40,000   Alamosa Holdings Inc.,
              (0.000)% due 02/15/10
              12.880% beginning 02/15/05....        18,400
  185,000   Call-Net Enterprises, Inc.,
              9.380% 05/15/09...............        59,200
  125,000   COLO.COM,
              13.880% 03/15/10@.............        17,813
   70,000(d) Completel Europe N.V., Series B,
              14.000% 04/15/10..............        27,853
  100,000   Globix Corporation,
              12.500% 02/01/10..............        29,000
   40,825   GT Telecom Racers Notes Trust,
              Series A,
              10.000%** 06/30/08............        32,150
   29,175   GT Telecom Racers Notes Trust,
              Series B,
              8.690%** 02/03/03.............        22,975
  125,000   Hermes Europe Railtel BV,##
              11.500% 08/15/07..............        20,000
   85,000   IMPSAT Fiber Networks, Inc.,
              13.750% 02/15/05..............        30,600
            Millicom International Cellular
  170,000     SA,
              13.500% 06/01/06..............
                                                   146,199
  100,000   Nextel International Inc.,
              12.750% 08/01/10..............        29,000
  115,000   Orion Network Systems, Inc.,
              (0.000)% due 01/15/07
              12.500% beginning 01/15/02....        41,400
   80,000   Pagemart Nationwide,
              15.000% 02/01/05..............         8,000
   55,000   PSINet, Inc.,
              11.500% 11/01/08..............         3,300
  100,000   PSINet, Inc.,
              11.000% 08/01/09..............         6,000
  170,000   Telesystem International
              Wireless Inc., Series C,
              (0.000)% due 11/01/07
              10.500% beginning 11/01/02....        35,700
  110,000   US Unwired Inc., Series B,
              (0.000)% due 11/01/09
              13.380% beginning 11/01/04....        54,038
                                               -----------
                                                   636,753
                                               -----------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $11,103,581)............    10,072,223
                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Separate Account Trust -- High Yield Bond Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                           VALUE
----------------------------------------------------------
            FOREIGN BONDS AND NOTES -- 1.1%
$  75,000   IPC Magazines Group plc,
              9.630% 03/15/08...............   $    98,088
   50,000   SBS Broadcasting SA,
              12.000% 06/15/08@.............        41,483
                                               -----------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $114,533)...............       139,571
                                               -----------
 SHARES
---------
            PREFERRED STOCKS -- 2.8%
            BROADCASTING AND CABLE -- 1.1%
    1,410   Paxson Communications
              Corporation++(c)..............       135,360
                                               -----------
            FOOD PRODUCTS -- 0.3%
    2,267   North AtlanticTrading++@........        31,171
                                               -----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.0%+
      524   Ermis Maritime Holding
              Ltd.++(b).....................             5
                                               -----------
            REAL ESTATE INVESTMENT TRUSTS
              (REITS) -- 1.1%
    1,450   Sovereign REIT++@...............       144,275
                                               -----------
            TELECOMMUNICATIONS SERVICES -- 0.3%
      510   Nextel Communications, Inc.,
              Series D++(c).................        31,620
                                               -----------
            TOTAL PREFERRED STOCKS
              (Cost $355,375)...............       342,431
                                               -----------
            WARRANTS -- 0.0%+
            (Cost $13,519)
      125   COLO.COM
              Expire 03/15/10@..............             1
                                               -----------
            INVESTMENT COMPANIES -- 9.1%
            (Cost $1,136,963)
1,136,963   Nations Cash Reserves#..........     1,136,963
                                               -----------
            TOTAL INVESTMENTS
              (Cost $13,868,406*)....  102.6%   12,762,868
                                               -----------
            OTHER ASSETS AND
              LIABILITIES (NET)......   (2.6)%
            Cash............................   $    58,050
            Unrealized appreciation on
              forward foreign exchange
              contracts.....................         2,120
            Receivable for investment
              securities sold...............        82,574
            Receivable for Fund shares
              sold..........................         7,523
            Dividends receivable............         4,587
            Interest receivable.............       324,749
            Receivable from investment
              advisor.......................           221
            Collateral on securities
              loaned........................      (269,963)
            Payable for Fund shares
              redeemed......................           (35)
            Administration fee payable......        (2,327)

                                                  VALUE
----------------------------------------------------------
            Payable for investment
              securities purchased..........   $  (509,438)
            Accrued Trustees'/Directors'
              fees and expenses.............       (11,088)
            Accrued expenses and other
              liabilities...................        (6,706)
                                               -----------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET).............      (319,733)
                                               -----------
            NET ASSETS...............  100.0%  $12,443,135
                                               ===========
            NET ASSETS CONSIST OF:
            Undistributed net investment
              income........................   $   667,830
            Accumulated net realized loss on
              investments sold, foreign
              currencies and net other
              assets........................      (147,925)
            Net unrealized depreciation of
              investments, foreign
              currencies and net other
              assets........................    (1,103,497)
            Paid-in capital.................    13,026,727
                                               -----------
            NET ASSETS......................   $12,443,135
                                               ===========
            NET ASSET VALUE, OFFERING AND
              REDEMPTION PRICE PER SHARE
              ($12,443,135 / 1,320,003
              shares of common stock
              outstanding)..................         $9.43
                                               ===========

---------------

 * Federal Income Tax Information: Net unrealized depreciation of $1,105,538 on investment securities was comprised of gross appreciation of $455,857 and gross depreciation of $1,561,395 for federal income tax purposes. At June 30, 2001, the aggregate cost of securities for federal income tax purposes was $13,868,406.

 ** Rate represents annualized yield to maturity at June 30, 2001.

 *** Zero coupon security. The rate shown reflects the yield to maturity at June
     30, 2001.

  @ Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 @@ Variable rate security. The interest rate shown reflects the rate in effect at June 30, 2001.

 ++ Non-income producing security.

 + Amount represents less than 0.1%.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 7). The portion that represents cash collateral is $269,963.

 ## All or a portion of security was on loan at June 30, 2001. The aggregate cost and market value of securities on loan at June 30, 2001 is $297,099 and $256,949, respectively.

 (a) Issuer in Default

 (b) Fair valued security.

 (c) PIK ("Payment in Kind"). Interest or dividend payment is made with additional securities.

 (d) Principal amount denominated in Euro.

Abbreviation: Libor London Interbank offer Rate

                       SEE NOTES TO FINANCIAL STATEMENTS.
 60

                      [This page intentionally left blank]

NATIONS FUNDS
  STATEMENTS OF OPERATIONS
For the six months ended June 30, 2001 (unaudited)

                                  INTERNATIONAL      INTERNATIONAL         FOCUSED             SMALL
                                  OPPORTUNITIES          VALUE             EQUITIES           COMPANY
                                    PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                  --------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (Net of foreign
  withholding taxes of
  $19,975, $7,335, $1,778,
  $52, $137, $679, $106, $0,
  $133, $120 and $79,
  respectively)...............    $      146,447     $       60,434     $      409,734     $       34,770
Interest......................            24,754              7,683            328,386              6,835
Securities lending............                --                 --              2,890              1,836
                                  --------------     --------------     --------------     --------------
    Total investment income...           171,201             68,117            741,010             43,441
                                  --------------     --------------     --------------     --------------
EXPENSES:
Investment advisory fee.......            52,287             16,594            492,741             27,608
Administration fee............            14,379              4,056            151,107             10,970
Transfer agent fees...........             1,745                398             22,551              1,371
Custodian fees................             9,792              1,379              6,409              1,366
Trustees' fees and expenses...            11,368             11,348             11,368             11,368
Shareholder servicing and
  distribution fees...........            16,340              4,610            164,247             11,924
Legal and audit fees..........            21,216             12,573             45,723             17,353
Printing expense..............             4,632              4,594              4,200              8,324
Amortization of organization
  costs.......................             1,885                 --              1,885              1,885
Interest expense..............                --                 --                 --                 54
Other.........................               942                676              5,121                781
                                  --------------     --------------     --------------     --------------
    Total expenses............           134,586             56,228            905,352             93,004
Fees waived and expenses
  reimbursed by investment
  advisor and/or
  distributor.................           (52,598)           (32,474)          (182,125)           (51,683)
Fees reduced by credits
  allowed by the custodian....              (289)              (707)              (540)               (30)
                                  --------------     --------------     --------------     --------------
    Net expenses..............            81,699             23,047            722,687             41,291
                                  --------------     --------------     --------------     --------------
NET INVESTMENT
  INCOME/(LOSS)...............            89,502             45,070             18,323              2,150
                                  --------------     --------------     --------------     --------------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.......        (1,667,475)            47,230        (12,308,612)           154,116
  Futures contracts...........                --                 --                 --              7,135
  Foreign currency and net
    other assets..............           (13,411)              (240)                --                 --
                                  --------------     --------------     --------------     --------------
Net realized gain/(loss) on
  investments.................        (1,680,886)            46,990        (12,308,612)           161,251
                                  --------------     --------------     --------------     --------------
Change in unrealized
  appreciation/(depreciation)
  of:
  Securities..................           314,333           (325,209)        (7,494,848)           436,245
  Futures contracts...........                --                 --                 --             (9,142)
  Foreign currency and net
    other assets..............              (612)              (131)                --                 --
                                  --------------     --------------     --------------     --------------
Net change in unrealized
  appreciation/(depreciation)
  of investments..............           313,721           (325,340)        (7,494,848)           427,103
                                  --------------     --------------     --------------     --------------
Net realized and unrealized
  gain/(loss) on
  investments.................        (1,367,165)          (278,350)       (19,803,460)           588,354
                                  --------------     --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................    $   (1,277,663)    $     (233,280)    $  (19,785,137)    $      590,504
                                  ==============     ==============     ==============     ==============

---------------

(a) MidCap Growth commenced operations on May 1, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 62

NATIONS FUNDS

                       GROWTH &         CAPITAL           MIDCAP                         ASSET        HIGH YIELD
    21ST CENTURY        INCOME           GROWTH           GROWTH          VALUE        ALLOCATION        BOND
     PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO(A)     PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
    $       8,176    $    247,189     $    104,319     $        335     $   96,519     $   36,668     $   29,052
           3,836          193,050           16,675            1,935          7,213        112,153        702,129
              --            1,908               --               --             16            177          1,094
    ------------     ------------     ------------     ------------     ----------     ----------     ----------
          12,012          442,147          120,994            2,270        103,748        148,998        732,275
    ------------     ------------     ------------     ------------     ----------     ----------     ----------
          14,721          306,935           51,380            1,214         35,039         25,677         30,580
           4,956           94,127           24,466              430         12,398          9,086         12,788
           1,078           13,031            3,801            1,260          1,623          1,082          1,673
           1,070            3,825            2,195              663            958            981          1,448
          11,368           11,368           11,368            3,360         11,360         11,368         11,348
           5,387          102,312           26,593              467         13,477          9,876         13,900
          15,297           33,908           20,320            9,180         17,794         15,700         16,703
           4,417            4,087            5,852            3,780          4,192          5,396          5,802
           1,885            1,885            1,885               --          1,885          1,885             --
              --               --               76               --             --             --             --
             653            3,260            1,194              359            834            764            760
    ------------     ------------     ------------     ------------     ----------     ----------     ----------
          60,832          574,738          149,130           20,713         99,560         81,815         95,002
        (38,522)         (124,546)         (60,424)         (18,843)       (45,601)       (42,050)       (39,001)
            (47)              (20)             (19)              (3)           (53)          (261)          (401)
    ------------     ------------     ------------     ------------     ----------     ----------     ----------
          22,263          450,172           88,687            1,867         53,906         39,504         55,600
    ------------     ------------     ------------     ------------     ----------     ----------     ----------
        (10,251)           (8,025)          32,307              403         49,842        109,494        676,675
    ------------     ------------     ------------     ------------     ----------     ----------     ----------
     (1,411,207)       (7,306,970)        (768,450)             954       (110,069)       194,105         35,057
              --               --          (42,411)              --             --             --             --
              --              263               --               --             --             --         10,009
    ------------     ------------     ------------     ------------     ----------     ----------     ----------
     (1,411,207)       (7,306,707)        (810,861)             954       (110,069)       194,105         45,066
    ------------     ------------     ------------     ------------     ----------     ----------     ----------
         268,191       (3,533,819)        (667,421)         (51,330)      (513,802)      (432,725)      (242,200)
              --               --           15,326               --             --             --             --
              --               --               --               --             --             --          4,750
    ------------     ------------     ------------     ------------     ----------     ----------     ----------
         268,191       (3,533,819)        (652,095)         (51,330)      (513,802)      (432,725)      (237,450)
    ------------     ------------     ------------     ------------     ----------     ----------     ----------
     (1,143,016)      (10,840,526)      (1,462,956)         (50,376)      (623,871)      (238,620)      (192,384)
    ------------     ------------     ------------     ------------     ----------     ----------     ----------
    $  (1,153,267)   $(10,848,551)    $ (1,430,649)    $    (49,973)    $ (574,029)    $ (129,126)    $  484,291
    ============     ============     ============     ============     ==========     ==========     ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  STATEMENTS OF CHANGES IN NET ASSETS

                                                          INTERNATIONAL OPPORTUNITIES
                                                                   PORTFOLIO                   INTERNATIONAL VALUE PORTFOLIO
                                                        -------------------------------       -------------------------------
                                                         SIX MONTHS                            SIX MONTHS
                                                           ENDED                                 ENDED
                                                          6/30/01           YEAR ENDED          6/30/01          PERIOD ENDED
                                                        (UNAUDITED)          12/31/00         (UNAUDITED)        12/31/00(A)
                                                          -----------------------------------------------------------------
Net investment income/(loss).......................    $       89,502     $       21,698     $       45,070     $        8,545
Net realized gain/(loss) on investments............        (1,680,886)           114,370             46,990                543
Net change in unrealized
  appreciation/(depreciation) of investments.......           313,721         (1,943,341)          (325,340)           (21,324)
                                                       --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets resulting
  from operations..................................        (1,277,663)        (1,807,273)          (233,280)           (12,236)
Distributions to shareholders from net investment
  income...........................................                --            (17,096)                --             (7,755)
Distributions to shareholders in excess of net
  investment income................................                --                 --                 --                 --
Distributions to shareholders from net realized
  gain on investments..............................                --           (197,198)                --                 --
Distributions to shareholders from paid in
  capital..........................................                --                 --                 --                 --
Net increase/(decrease) in net assets from Fund
  share transactions...............................          (419,886)        10,060,753          4,329,757          2,141,535
                                                       --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets..............        (1,697,549)         8,039,186          4,096,477          2,121,544
NET ASSETS:
Beginning of period................................        13,937,392          5,898,206          2,121,544                 --
                                                       --------------     --------------     --------------     --------------
End of period......................................    $   12,239,843     $   13,937,392     $    6,218,021     $    2,121,544
                                                       ==============     ==============     ==============     ==============
Undistributed net investment
  income/(loss)/(distributions in excess of net
  investment income) at end of period..............    $       93,683     $        4,181     $       45,495     $          425
                                                       ==============     ==============     ==============     ==============

---------------

(a) International Value commenced operations on July 3, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 64

NATIONS FUNDS

    FOCUSED EQUITIES PORTFOLIO                  SMALL COMPANY PORTFOLIO                   21ST CENTURY PORTFOLIO
 ---------------------------------         ---------------------------------         ---------------------------------
  SIX MONTHS                                SIX MONTHS                                SIX MONTHS
    ENDED                                     ENDED                                     ENDED
   6/30/01             YEAR ENDED            6/30/01             YEAR ENDED            6/30/01             YEAR ENDED
 (UNAUDITED)            12/31/00           (UNAUDITED)            12/31/00           (UNAUDITED)            12/31/00
-----------------------------------------------------------------------------------------------------------------------
$       18,323       $       80,259       $        2,150       $       24,581       $      (10,251)      $      (15,638)
   (12,308,612)          (5,157,972)             161,251              953,986           (1,411,207)            (545,419)
    (7,494,848)         (19,044,728)             427,103             (121,653)             268,191           (1,364,590)
--------------       --------------       --------------       --------------       --------------       --------------
   (19,785,137)         (24,122,441)             590,504              856,914           (1,153,267)          (1,925,647)
            --              (80,259)                  --                   --                   --                   --
            --               (1,577)                  --             (355,259)                  --                   --
            --           (2,581,660)                  --             (362,491)                  --                   --
            --                   --                   --             (275,266)                  --                   --
              )
    (1,500,246           62,384,607              893,987            2,277,375              397,258             (651,135)
--------------       --------------       --------------       --------------       --------------       --------------
   (21,285,383)          35,598,670            1,484,491            2,141,273             (756,009)          (2,576,782)
   148,714,115          113,115,445            9,328,202            7,186,929            5,107,246            7,684,028
--------------       --------------       --------------       --------------       --------------       --------------
$  127,428,732       $  148,714,115       $   10,812,693       $    9,328,202       $    4,351,237       $    5,107,246
==============       ==============       ==============       ==============       ==============       ==============
$       18,323       $           --       $        2,150       $           --       $      (10,251)      $           --
==============       ==============       ==============       ==============       ==============       ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                           GROWTH & INCOME PORTFOLIO             CAPITAL GROWTH PORTFOLIO
                                                        -------------------------------       -------------------------------
                                                         SIX MONTHS                            SIX MONTHS
                                                           ENDED                                 ENDED
                                                          6/30/01           YEAR ENDED          6/30/01           YEAR ENDED
                                                        (UNAUDITED)          12/31/00         (UNAUDITED)          12/31/00
                                                          -----------------------------------------------------------------
Net investment income/(loss).......................    $       (8,025)    $        6,541     $       32,307     $      143,458
Net realized gain/(loss) on investments............        (7,306,707)          (332,906)          (810,861)          (725,906)
Net change in unrealized
  appreciation/(depreciation) of investments.......        (3,533,819)       (11,846,813)          (652,095)        (2,137,084)
                                                       --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets resulting
  from operations..................................       (10,848,551)       (12,173,178)        (1,430,649)        (2,719,532)
Distributions to shareholders from net investment
  income...........................................                --             (5,858)                --           (138,715)
Distributions to shareholders in excess of net
  investment income................................                --                 --                 --                 --
Distributions to shareholders from net realized
  gain on investments..............................                --           (993,456)                --                 --
Distributions to shareholders from paid in
  capital..........................................                --                 --                 --                 --
Net increase/(decrease) in net assets from Fund
  share transactions...............................           412,119         39,914,892           (724,637)         4,721,070
                                                       --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets..............       (10,436,432)        26,742,400         (2,155,286)         1,862,823
NET ASSETS:
Beginning of period................................        90,790,934         64,048,534         22,542,357         20,679,534
                                                       --------------     --------------     --------------     --------------
End of period......................................    $   80,354,502     $   90,790,934     $   20,387,071     $   22,542,357
                                                       ==============     ==============     ==============     ==============
Undistributed net investment
  income/(loss)/(distributions in excess of net
  investment income) at end of period..............    $       (7,342)    $          683     $       37,050     $        4,743
                                                       ==============     ==============     ==============     ==============

---------------

(a) High Yield Bond commenced operations on July 3, 2000.

(b) MidCap Growth commenced operations on May 1, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 66

NATIONS FUNDS

     MIDCAP
GROWTH PORTFOLIO            VALUE PORTFOLIO             ASSET ALLOCATION PORTFOLIO         HIGH YIELD BOND PORTFOLIO
-----------------   -------------------------------   -------------------------------   -------------------------------
                      SIX MONTHS                        SIX MONTHS                        SIX MONTHS
  PERIOD ENDED          ENDED                             ENDED                             ENDED
   6/30/01(B)          6/30/01         YEAR ENDED        6/30/01         YEAR ENDED        6/30/01        PERIOD ENDED
   (UNAUDITED)       (UNAUDITED)        12/31/00       (UNAUDITED)        12/31/00       (UNAUDITED)      12/31/00(A)
-----------------------------------------------------------------------------------------------------------------------
$             403   $       49,842   $      113,620   $      109,494   $      217,043   $      676,675   $      515,201
              954         (110,069)         206,049          194,105           25,620           45,066         (191,979)
          (51,330)        (513,802)         360,758         (432,725)         246,691         (237,450)        (866,047)
-----------------   --------------   --------------   --------------   --------------   --------------   --------------
          (49,973)        (574,029)         680,427         (129,126)         489,354          484,291         (542,825)
               --               --         (108,868)              --         (213,862)              --         (515,201)
               --               --               --               --               --               --           (9,857)
               --               --               --               --               --               --               --
               --               --               --               --               --               --               --
        1,356,539          855,411         (143,460)       1,813,945          497,491        2,115,764       10,910,963
-----------------   --------------   --------------   --------------   --------------   --------------   --------------
        1,306,566          281,382          428,099        1,684,819          772,983        2,600,055        9,843,080
               --       11,072,872       10,644,773        7,321,429        6,548,446        9,843,080               --
-----------------   --------------   --------------   --------------   --------------   --------------   --------------
$       1,306,566   $   11,354,254   $   11,072,872   $    9,006,248   $    7,321,429   $   12,443,135   $    9,843,080
=================   ==============   ==============   ==============   ==============   ==============   ==============
$             403   $       54,594   $        4,752   $      112,675   $        3,181   $      667,830   $       (8,845)
=================   ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                      [This page intentionally left blank]

NATIONS FUNDS
  SCHEDULES OF CAPITAL STOCK ACTIVITY

                                                                     INTERNATIONAL OPPORTUNITIES PORTFOLIO
                                                                SIX MONTHS ENDED
                                                                  JUNE 30, 2001                  YEAR ENDED
                                                                   (UNAUDITED)               DECEMBER 31, 2000
                                                             -----------------------      ------------------------
                                                              SHARES       DOLLARS         SHARES        DOLLARS
                                                             -----------------------------------------------------
Sold.......................................................    99,235    $ 1,159,503        728,437    $ 9,992,220
Issued as reinvestment of dividends........................        --             --         17,437        214,294
Repurchased................................................  (139,508)    (1,579,389)       (11,267)      (145,761)
                                                             --------    -----------      ---------    -----------
Net increase/(decrease)....................................   (40,273)   $  (419,886)       734,607    $10,060,753
                                                             ========    ===========      =========    ===========

                                                                         INTERNATIONAL VALUE PORTFOLIO
                                                                SIX MONTHS ENDED
                                                                  JUNE 30, 2001                 PERIOD ENDED
                                                                   (UNAUDITED)              DECEMBER 31, 2000(A)
                                                             -----------------------      ------------------------
                                                              SHARES       DOLLARS         SHARES        DOLLARS
                                                             -----------------------------------------------------
Sold.......................................................   470,409    $ 4,350,650        228,703    $ 2,177,882
Issued as reinvestment of dividends........................        --             --            827          7,755
Repurchased................................................    (2,234)       (20,893)        (4,491)       (44,102)
                                                             --------    -----------      ---------    -----------
Net increase/(decrease)....................................   468,175    $ 4,329,757        225,039    $ 2,141,535
                                                             ========    ===========      =========    ===========

---------------

(a) International Value commenced operations on July 3, 2000.

                                                                          FOCUSED EQUITIES PORTFOLIO
                                                                SIX MONTHS ENDED
                                                                  JUNE 30, 2001                  YEAR ENDED
                                                                   (UNAUDITED)               DECEMBER 31, 2000
                                                             -----------------------      ------------------------
                                                              SHARES       DOLLARS         SHARES        DOLLARS
                                                             -----------------------------------------------------
Sold.......................................................   412,492    $ 6,095,657      3,569,152    $65,535,788
Issued as reinvestment of dividends........................        --             --        144,163      2,663,496
Repurchased................................................  (537,097)    (7,595,903)      (331,987)    (5,814,677)
                                                             --------    -----------      ---------    -----------
Net increase/(decrease)....................................  (124,605)   $(1,500,246)     3,381,328    $62,384,607
                                                             ========    ===========      =========    ===========

                                                                            SMALL COMPANY PORTFOLIO
                                                                SIX MONTHS ENDED
                                                                  JUNE 30, 2001                  YEAR ENDED
                                                                   (UNAUDITED)               DECEMBER 31, 2000
                                                             -----------------------      ------------------------
                                                              SHARES       DOLLARS         SHARES        DOLLARS
                                                             -----------------------------------------------------
Sold.......................................................   143,357    $ 1,348,598        179,351    $ 1,708,963
Issued as reinvestment of dividends........................        --             --        103,547        993,016
Repurchased................................................   (49,497)      (454,611)       (42,228)      (424,604)
                                                             --------    -----------      ---------    -----------
Net increase/(decrease)....................................    93,860    $   893,987        240,670    $ 2,277,375
                                                             ========    ===========      =========    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                            21ST CENTURY PORTFOLIO
                                                                SIX MONTHS ENDED
                                                                  JUNE 30, 2001                  YEAR ENDED
                                                                   (UNAUDITED)               DECEMBER 31, 2000
                                                             -----------------------      ------------------------
                                                              SHARES       DOLLARS         SHARES        DOLLARS
                                                             -----------------------------------------------------
Sold.......................................................   127,412    $   887,648        151,476    $ 1,589,921
Issued as reinvestment of dividends........................        --             --             --             --
Repurchased................................................   (66,290)      (490,390)      (208,816)    (2,241,056)
                                                             --------    -----------      ---------    -----------
Net increase/(decrease)....................................    61,122    $   397,258        (57,340)   $  (651,135)
                                                             ========    ===========      =========    ===========

                                                                           GROWTH & INCOME PORTFOLIO
                                                                SIX MONTHS ENDED
                                                                  JUNE 30, 2001                  YEAR ENDED
                                                                   (UNAUDITED)               DECEMBER 31, 2000
                                                             -----------------------      ------------------------
                                                              SHARES       DOLLARS         SHARES        DOLLARS
                                                             -----------------------------------------------------
Sold.......................................................   278,915    $ 4,173,676      2,417,331    $44,373,638
Issued as reinvestment of dividends........................        --             --         61,385        999,314
Repurchased................................................  (260,546)    (3,761,557)      (316,336)    (5,458,060)
                                                             --------    -----------      ---------    -----------
Net increase/(decrease)....................................    18,369    $   412,119      2,162,380    $39,914,892
                                                             ========    ===========      =========    ===========

                                                                            CAPITAL GROWTH PORTFOLIO
                                                                 SIX MONTHS ENDED
                                                                   JUNE 30, 2001                 YEAR ENDED
                                                                    (UNAUDITED)               DECEMBER 31, 2000
                                                              -----------------------      -----------------------
                                                               SHARES       DOLLARS         SHARES       DOLLARS
                                                              ----------------------------------------------------
Sold........................................................   102,352    $ 1,128,820       488,423    $ 6,103,255
Issued as reinvestment of dividends.........................        --             --        12,041        138,714
Repurchased.................................................  (167,081)    (1,853,457)     (119,382)    (1,520,899)
                                                              --------    -----------      --------    -----------
Net increase/(decrease).....................................   (64,729)   $  (724,637)      381,082    $ 4,721,070
                                                              ========    ===========      ========    ===========

                                                              MIDCAP GROWTH PORTFOLIO
                                                                   PERIOD ENDED
                                                                 JUNE 30, 2001(A)
                                                                    (UNAUDITED)
                                                              -----------------------
                                                               SHARES       DOLLARS
                                                              -----------------------
Sold........................................................   136,563    $ 1,357,807
Issued as reinvestment of dividends.........................        --             --
Repurchased.................................................      (128)        (1,268)
                                                              --------    -----------
Net increase/(decrease).....................................   136,435    $ 1,356,539
                                                              ========    ===========

---------------

(a) MidCap Growth commenced operations on May 1, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 70

NATIONS FUNDS

                                                                                VALUE PORTFOLIO
                                                                 SIX MONTHS ENDED
                                                                   JUNE 30, 2001                 YEAR ENDED
                                                                    (UNAUDITED)               DECEMBER 31, 2000
                                                              -----------------------      -----------------------
                                                               SHARES       DOLLARS         SHARES       DOLLARS
                                                              ----------------------------------------------------
Sold........................................................   133,628    $ 1,447,450       185,386    $ 1,937,650
Issued as reinvestment of dividends.........................        --             --         9,686        108,868
Repurchased.................................................   (54,979)      (592,039)     (217,576)    (2,189,978)
                                                              --------    -----------      --------    -----------
Net increase/(decrease).....................................    78,649    $   855,411       (22,504)   $  (143,460)
                                                              ========    ===========      ========    ===========

                                                                         ASSET ALLOCATION PORTFOLIO
                                                               SIX MONTHS ENDED
                                                                JUNE 30, 2001                   YEAR ENDED
                                                                 (UNAUDITED)                DECEMBER 31, 2000
                                                           ------------------------      ------------------------
                                                            SHARES        DOLLARS         SHARES        DOLLARS
                                                           ------------------------------------------------------
Sold.....................................................    211,805    $ 2,128,430        201,860    $ 1,972,299
Issued as reinvestment of dividends......................         --             --         21,174        213,862
Repurchased..............................................    (31,399)      (314,485)      (179,107)    (1,688,670)
                                                           ---------    -----------      ---------    -----------
Net increase/(decrease)..................................    180,406    $ 1,813,945         43,927    $   497,491
                                                           =========    ===========      =========    ===========

                                                                         HIGH YIELD BOND PORTFOLIO
                                                               SIX MONTHS ENDED
                                                                JUNE 30, 2001                  PERIOD ENDED
                                                                 (UNAUDITED)               DECEMBER 31, 2000(A)
                                                           ------------------------      ------------------------
                                                            SHARES        DOLLARS         SHARES        DOLLARS
                                                           ------------------------------------------------------
Sold.....................................................    236,547    $ 2,262,843      1,043,377    $10,415,386
Issued as reinvestment of dividends......................         --             --         58,731        525,058
Repurchased..............................................    (15,566)      (147,079)        (3,086)       (29,481)
                                                           ---------    -----------      ---------    -----------
Net increase/(decrease)..................................    220,981    $ 2,115,764      1,099,022    $10,910,963
                                                           =========    ===========      =========    ===========

---------------

(a) High Yield Bond commenced operations on July 3, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period.

                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS      DIVIDENDS
                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET     IN EXCESS OF
                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT   NET INVESTMENT
                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME         INCOME
                            ------------------------------------------------------------------------------------------
INTERNATIONAL
  OPPORTUNITIES PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#............   $12.17        $ 0.08           $(1.18)          $(1.10)         $   --         $   --
Year ended 12/31/2000.....    14.35          0.02            (1.99)           (1.97)          (0.02)            --
Year ended 12/31/1999#....    10.28          0.06             4.35             4.41           (0.05)            --
Period ended
  12/31/1998*.............    10.00          0.06             0.25             0.31           (0.03)##          --
INTERNATIONAL VALUE
  PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#............   $ 9.43        $ 0.11           $(0.57)          $(0.46)         $   --         $   --
Period ended
  12/31/2000**............    10.00          0.04            (0.57)           (0.53)          (0.04)            --
FOCUSED EQUITIES PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#............   $16.31        $ 0.00***        $(2.14)          $(2.14)         $   --         $   --
Year ended 12/31/2000#....    19.71          0.01            (3.09)           (3.08)          (0.01)         (0.00)***
Year ended 12/31/1999#....    13.00         (0.03)            6.90             6.87              --             --
Period ended
  12/31/1998*.............    10.00          0.02             3.00             3.02           (0.02)##          --
SMALL COMPANY PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#............   $ 9.39        $ 0.00***        $ 0.56           $ 0.56          $   --         $   --
Year ended 12/31/2000#....     9.55          0.03             1.03             1.06              --          (0.44)
Year ended 12/31/1999#....     9.03          0.01             0.52             0.53           (0.01)            --
Period ended
  12/31/1998*.............    10.00          0.03            (0.97)           (0.94)          (0.03)##          --
21ST CENTURY PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#............   $ 8.47        $(0.02)          $(1.90)          $(1.92)         $   --         $   --
Year ended 12/31/2000.....    11.63         (0.03)           (3.13)           (3.16)             --             --
Year ended 12/31/1999#....    10.62          0.02             1.02             1.04           (0.03)            --
Period ended
  12/31/1998*.............    10.00          0.02             0.62             0.64           (0.02)##          --


                            DISTRIBUTIONS
                              FROM NET
                              REALIZED
                                GAINS
                            -------------
INTERNATIONAL
  OPPORTUNITIES PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#............     $   --
Year ended 12/31/2000.....      (0.19)
Year ended 12/31/1999#....      (0.29)
Period ended
  12/31/1998*.............         --
INTERNATIONAL VALUE
  PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#............     $   --
Period ended
  12/31/2000**............         --
FOCUSED EQUITIES PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#............     $   --
Year ended 12/31/2000#....      (0.31)
Year ended 12/31/1999#....      (0.16)
Period ended
  12/31/1998*.............         --
SMALL COMPANY PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#............     $   --
Year ended 12/31/2000#....      (0.44)
Year ended 12/31/1999#....         --
Period ended
  12/31/1998*.............         --
21ST CENTURY PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#............     $   --
Year ended 12/31/2000.....         --
Year ended 12/31/1999#....         --
Period ended
  12/31/1998*.............         --

---------------

  * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.

 ** International Value commenced operations on July 3, 2000.

 *** Amount represents less than $0.01 per share.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

  # Per share net investment income has been calculated using the monthly average shares method.

 ## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 72

NATIONS FUNDS

For a share outstanding throughout each period.

                                                                                                                     WITHOUT WAIVERS
                                                                                                                     AND/OR EXPENSE
                                                                                                                     REIMBURSEMENTS
                                                                                                                     ---------------
                                                                         RATIO OF         RATIO OF                      RATIO OF
                    TOTAL                                  NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
DISTRIBUTIONS     DIVIDENDS       NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
  FROM PAID          AND            VALUE        TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
 IN CAPITAL     DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS           ASSETS          RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
   $   --          $   --          $11.07         (9.04)%   $ 12,240       1.25%+(a)        1.37%+          145%           2.06%+(a)
       --           (0.21)          12.17        (13.81)      13,937       1.25             0.20             30            2.20
       --           (0.34)          14.35         43.05        5,898       1.25             0.43             24            2.64
       --           (0.03)##        10.28          3.11        2,310       1.25+            1.09+            16            4.09+

   $   --          $   --          $ 8.97         (4.88)%   $  6,218       1.25%+           2.45%+            7%           3.05%+
       --           (0.04)           9.43         (5.35)       2,122       1.25+            1.32+             2            7.59+

   $   --          $   --          $14.17        (13.12)%   $127,429       1.10%+(a)        0.03%+           57%           1.38%+(a)
       --           (0.32)##        16.31        (15.82)     148,714       1.10(a)(b)       0.06            141            1.36(a)
       --           (0.16)          19.71         53.28      113,115       1.10(a)         (0.17)           134            1.38(a)
       --           (0.02)##        13.00         30.16       24,521       1.10+(a)         0.33+           236            1.94+(a)

   $   --          $   --          $ 9.95          5.96%    $ 10,813       0.87%+(a)(b)       0.05%+         40%           1.95%+(a)
    (0.34)          (1.22)           9.39         10.84        9,328       0.68(a)          0.31             94            1.92(a)
       --           (0.01)           9.55          5.92        7,187       0.75             0.14             55            1.21
       --           (0.03)##         9.03         (9.35)       6,098       0.75+(a)         0.49+            44            1.70+(a)

   $   --          $   --          $ 6.55        (22.67)%   $  4,351       1.04%+(a)       (0.48)%+         176%           2.84%+(a)
       --              --            8.47        (27.17)       5,107       1.00(a)         (0.25)           140            2.25(a)
       --           (0.03)          11.63          9.75        7,684       1.00(a)(b)       0.22             50            1.81(a)
       --           (0.02)##        10.62          6.44        4,796       1.00+(a)         0.44+            40            2.41+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS      DIVIDENDS
                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET     IN EXCESS OF
                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT   NET INVESTMENT
                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME         INCOME
                            ------------------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#............   $16.33         $0.00***        $(1.92)          $(1.92)         $   --         $   --
Year ended 12/31/2000#....    18.86          0.00***         (2.34)           (2.34)           0.00***          --
Year ended 12/31/1999#....    12.16         (0.03)            6.73             6.70              --             --
Period ended
  12/31/1998*.............    10.00          0.02             2.16             2.18           (0.02)##          --
CAPITAL GROWTH PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#............   $11.46         $0.02           $(0.77)          $(0.75)         $   --         $   --
Year ended 12/31/2000.....    13.03          0.07            (1.57)           (1.50)          (0.07)            --
Year ended 12/31/1999#....    11.06          0.08             1.95             2.03           (0.06)            --
Period ended
  12/31/1998*.............    10.00          0.06             1.07             1.13           (0.07)##          --
MIDCAP GROWTH PORTFOLIO
Six months ended 6/30/2001
  (unaudited)**#..........   $10.00         $0.00***        $(0.42)          $(0.42)         $   --         $   --
VALUE PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#............   $11.29         $0.05           $(0.62)          $(0.57)         $   --         $   --
Year ended 12/31/2000#....    10.61          0.12             0.67             0.79           (0.11)            --
Year ended 12/31/1999#....    10.41          0.07             0.19             0.26           (0.06)            --
Period ended
  12/31/1998*.............    10.00          0.04             0.41             0.45           (0.04)##          --
ASSET ALLOCATION PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#............   $10.13         $0.14           $(0.30)          $(0.16)         $   --         $   --
Year ended 12/31/2000.....     9.65          0.31             0.48             0.79           (0.31)            --
Year ended 12/31/1999#....     9.68          0.20            (0.06)            0.14           (0.17)            --
Period ended
  12/31/1998*.............    10.00          0.09            (0.31)           (0.22)          (0.10)##          --
HIGH YIELD BOND PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#............   $ 8.96         $0.57           $(0.10)          $ 0.47          $   --         $   --
Period ended
  12/31/2000**............    10.00          0.50            (1.03)           (0.53)          (0.50)         (0.01)

                            DISTRIBUTIONS
                              FROM NET
                              REALIZED
                            CAPITAL GAINS
                            -------------
GROWTH & INCOME PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#............     $   --
Year ended 12/31/2000#....      (0.19)
Year ended 12/31/1999#....         --
Period ended
  12/31/1998*.............         --
CAPITAL GROWTH PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#............     $   --
Year ended 12/31/2000.....         --
Year ended 12/31/1999#....         --
Period ended
  12/31/1998*.............         --
MIDCAP GROWTH PORTFOLIO
Six months ended 6/30/2001
  (unaudited)**#..........     $   --
VALUE PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#............     $   --
Year ended 12/31/2000#....         --
Year ended 12/31/1999#....         --
Period ended
  12/31/1998*.............         --
ASSET ALLOCATION PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#............     $   --
Year ended 12/31/2000.....         --
Year ended 12/31/1999#....         --
Period ended
  12/31/1998*.............         --
HIGH YIELD BOND PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#............     $   --
Period ended
  12/31/2000**............         --

---------------

 * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.

 ** High Yield Bond and MidCap Growth commenced operations on July 3, 2000 and
    May 1, 2001, respectively.

*** Amount represents less than $0.01 per share.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

 # Per share net investment income has been calculated using the monthly average shares method.

 ## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 74

NATIONS FUNDS

For a share outstanding throughout each period.

                                                                                                                    WITHOUT WAIVERS
                                                                                                                    AND/OR EXPENSE
                                                                                                                    REIMBURSEMENTS
                                                                                                                    ---------------
                                                                     RATIO OF             RATIO OF                     RATIO OF
                    TOTAL       NET ASSET              NET ASSETS    OPERATING         NET INVESTMENT                  OPERATING
DISTRIBUTIONS     DIVIDENDS       VALUE                  END OF     EXPENSES TO          INCOME TO      PORTFOLIO     EXPENSES TO
  FROM PAID          AND         END OF      TOTAL       PERIOD     AVERAGE NET         AVERAGE NET     TURNOVER        AVERAGE
 IN CAPITAL     DISTRIBUTIONS    PERIOD     RETURN++     (000)        ASSETS               ASSETS         RATE        NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
      --
    $              $   --        $14.41      (11.76)%   $80,355        1.10%+(a)           (0.02)%+         49%           1.41%+(a)
      --            (0.19)        16.33      (12.42)     90,791        1.10(a)(b)           0.01           122            1.39(a)
      --               --         18.86       55.10      64,049        1.10(a)             (0.20)          110            1.41(a)
      --            (0.02)##      12.16       21.80      15,576        1.10+(a)             0.40+          184            1.99+(a)
      --
    $              $   --        $10.71       (6.54)%   $20,387        0.84%+(a)(b)         0.30%+         128%           1.41%+(a)
      --            (0.07)        11.46      (11.51)     22,542        0.75(a)              0.63            80            1.28(a)
      --            (0.06)        13.03       18.27      20,680        0.75(a)              0.64            76            1.07(a)
      --            (0.07)##      11.06       11.39       9,931        0.75+(a)             1.04+           16            1.62+(a)
      --
    $              $   --        $ 9.58       (4.20)%   $ 1,307        1.00%+(a)            0.22%+           2%          11.10%+(a)
      --
    $              $   --        $10.72       (5.05)%   $11,354        1.00%+(a)            0.93%+         119%           1.85%+(a)
      --            (0.11)        11.29        7.47      11,073        1.00(a)(b)           1.12           174            1.87(a)
      --            (0.06)        10.61        2.50      10,645        1.00(a)              0.67            82            1.68(a)
      --            (0.04)##      10.41        4.48       5,645        1.00+(a)             0.83+           27            2.32+(a)
      --
    $              $   --        $ 9.97       (1.58)%   $ 9,006        1.00%+(a)            2.77%+         185%           2.07%+(a)
      --            (0.31)        10.13        8.14       7,321        1.00(a)              3.38           210            2.21(a)
      --            (0.17)         9.65        1.44       6,548        1.00(a)              2.01            75            1.79(a)
      --            (0.10)##       9.68       (2.23)      3,823        1.00+(a)             2.36+           94            2.71+(a)
      --
    $              $   --        $ 9.43        5.25%    $12,443        1.00%+(a)           12.17%+          43%           1.71%+(a)
      --            (0.51)         8.96       (5.34)      9,843        1.00+               10.68+           74            1.78+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Nations Separate Account Trust (the "Trust") (formerly known as Nations Annuity Trust), was organized as a Delaware business trust on February 5, 1998 and commenced operations March 27, 1998. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company whose shares are offered in the following eleven portfolios:
Nations Marsico International Opportunities Portfolio (formerly International Growth Portfolio), Nations International Value Portfolio, Nations Marsico Focused Equities Portfolio, Nations Small Company Portfolio (formerly SmallCap Index Portfolio), Nations Marsico 21st Century Portfolio (formerly Aggressive Growth Portfolio), Nations Marsico Growth & Income Portfolio, Nations Capital Growth Portfolio (formerly Managed Index Portfolio), Nations MidCap Growth Portfolio, Nations Value Portfolio, Nations Asset Allocation Portfolio (formerly Balanced Assets Portfolio) and Nations High Yield Bond Portfolio (individually, a "Portfolio", collectively the "Portfolios"). The Portfolios are made available only to variable annuity and variable life separate accounts issued by participating life insurance companies. Each Portfolio has distinct investment objectives as follows:

International
  Opportunities --               Seeks long-term growth
                                 of capital.
International Value --           Seeks long-term
                                 capital appreciation
                                 by investing primarily
                                 in equity securities
                                 of foreign issuers,
                                 including emerging
                                 market countries.
Focused Equities --              Seeks long-term growth
                                 of capital.
Small Company --                 Seeks long-term
                                 capital growth by
                                 investing primarily in
                                 equity securities.
21st Century --                  Seeks long-term growth
                                 of capital.
Growth & Income --               Seeks long-term growth
                                 of capital with a
                                 limited emphasis on
                                 income.
Capital Growth --                Seeks growth of
                                 capital by investing
                                 in companies that are
                                 believed to have
                                 superior earnings
                                 growth potential.
MidCap Growth --                 Seeks capital
                                 appreciation by
                                 investing in emerging
                                 growth companies that
                                 are believed to have
                                 superior long-term
                                 earnings growth
                                 prospects.
Value --                         Seeks growth of
                                 capital by investing
                                 in companies that are
                                 believed to be
                                 undervalued.
Asset Allocation --              Seeks to obtain long-
                                 term growth from
                                 capital appreciation,
                                 and dividend and
                                 interest income.
High Yield Bond --               Seeks maximum income
                                 by investing in a
                                 diversified portfolio
                                 of high yield debt
                                 securities.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

Securities valuation: Securities traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities may be valued using broker quotations or on the basis of prices provided by pricing services. Certain prices provided by broker-dealers or the pricing service may be based on a matrix pricing system, which

NATIONS FUNDS
considers such factors as security prices, yields and maturities. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

Futures contracts: All Portfolios may invest in futures contracts. Upon entering into a futures contract, a Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Portfolio each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gain or loss by "marking-to-market" on a daily basis to reflect the market value of the contract. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Foreign currency exchanges: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are exchanged into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are exchanged on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Portfolio may enter into forward currency exchange contracts only under two circumstances: (i) when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Portfolios from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Portfolios could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are

NATIONS FUNDS
recorded as soon as the Portfolios are informed of the ex-dividend date.

Effective January 1, 2001, the Portfolios have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies which requires the Portfolios to classify gains and losses realized on principal paydowns received on mortgage-backed securities, previously included in realized gain/loss, as part of interest income. The adoption of this accounting principle has no effect on the Portfolios' net asset value but changed the classification between interest income and realized gain/loss on the Statement of operations. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change. The impact of the adoption of this principle is not material to the financial statements.

Dividends and distributions to shareholders: Distributions from net investment income are declared and paid annually by the Portfolios. Each Portfolio will distribute net realized capital gains (including net short-term capital gains) annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Portfolio intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

The Portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolios will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Expenses: General expenses of the Trust are allocated to the Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Portfolio are charged to such Portfolio. The Portfolios bear all costs in connection with their organization, including the fees and expenses of registering and qualifying their shares for distribution under federal and state securities regulations. All such costs are being amortized on a straight line basis over a period of five years from commencement of operations.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Advisors, LLC ("BA Advisors") (formerly Banc of America Advisors, Inc. ("BAAI")), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BA Advisors provides investment advisory services to the Portfolios. Under the terms of the Investment Advisory Agreement, BA Advisors is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following maximum annual rates multiplied by the average daily net assets of each Portfolio:

                 PORTFOLIO                    ANNUAL RATE
---------------------------------------------------------
International Value.........................     0.90%
International Opportunities.................     0.80%
Focused Equities, Growth & Income...........     0.75%
MidCap Growth, Value, Asset Allocation......     0.65%
High Yield Bond.............................     0.55%

Effective May 1, 2001, the maximum annual advisory fee increased for the Small Company, 21st Century and Capital Growth Portfolios. The following table shows the current maximum annual advisory fee and the maximum annual advisory fee in effect prior to that date.

                                                RATE IN EFFECT
                                               THROUGH APRIL 30,
          PORTFOLIO             CURRENT RATE         2001
----------------------------------------------------------------
Small Company.................      0.90%            0.40%
21st Century..................      0.75%            0.65%
Capital Growth................      0.65%            0.40%

Effective May 1, 2001, the Trust has, on behalf of the Small Company, Capital Growth, MidCap Growth and Value Portfolios, entered into a sub-advisory agreement with BA Advisors and Banc of America Capital Management, LLC ("BACAP") (formerly Banc of America Capital Management, Inc.), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.25% of each Portfolio's average daily net assets.

Prior to May 1, 2001, the Trust had, on behalf of the Portfolios listed below, entered into a sub-advisory agreement with BA Advisors and BACAP, pursuant to

NATIONS FUNDS
which BACAP was entitled to receive a sub-advisory fee from BA Advisors at the following maximum annual rate of each Portfolio's average daily net assets:

PORTFOLIO                                     ANNUAL RATE
---------------------------------------------------------
Small Company, Capital Growth...............     0.10%
21st Century, Value, Asset Allocation.......     0.25%

Effective May 1, 2001, the Trust has, on behalf of the Asset Allocation Portfolio, entered into sub-advisory agreements with BA Advisors, and each of BACAP and Chicago Equity Partners, LLC ("Chicago Equity"), pursuant to which BACAP is entitled to receive a sub-advisory fee from BA Advisors for management of the non-equity portion of the Portfolio and Chicago Equity is entitled to receive a sub-advisory fee from BA Advisors for management of the equity portion of the Portfolio at the maximum annual rate of 0.25% of their respective portion of the Portfolio's average daily net assets.

The Trust has, on behalf of the Focused Equities and Growth & Income Portfolios, entered into a sub-advisory agreement with BA Advisors and Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of Bank of America, pursuant to which Marsico is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.45% of each Portfolio's average daily net assets.

Effective May 1, 2001, the Trust has, on behalf of the International Opportunities and 21st Century Portfolios, entered into a sub-advisory agreement with BA Advisors and Marsico pursuant to which Marsico is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.45% of each Portfolio's average daily net assets.

Prior to May 1, 2001, the Trust had, on behalf of the International Opportunities Portfolio, entered into a sub-advisory agreement with BA Advisors and Gartmore Global Partners ("Gartmore"). Gartmore is a general partnership which is an indirect wholly-owned subsidiary of Nationwide Mutual Insurance Company. Under the Sub-Advisory Agreement, Gartmore was entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.54% of the Portfolio's average daily net assets.

The Trust has, on behalf of the International Value Portfolio, entered into a sub-advisory agreement with BA Advisors and Brandes Investment Partners, L.P. ("Brandes"), pursuant to which Brandes is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.50% of the Portfolio's average daily net assets.

The Trust has, on behalf of the High Yield Bond Portfolio, entered into a sub-advisory agreement with BA Advisors and MacKay Shields LLC ("MacKay Shields") pursuant to which MacKay Shields is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.40% of the Portfolio's average daily net assets up to and including $100 million; 0.375% over $100 million and up to and including $200 million and 0.35% over $200 million.

Stephens Inc. ("Stephens") and BA Advisors serve as co-administrators of the Trust. Under the co-administration agreements, Stephens and BA Advisors are currently entitled to receive a combined fee, computed daily and paid monthly, at the maximum annual rate of 0.22% of the average daily net assets of the International Opportunities and International Value Portfolios and 0.23% of the average daily net assets of all other Portfolios of the Trust. The Bank of New York ("BNY") serves as sub-administrator of the Trust pursuant to an agreement with BA Advisors. For the six months ended June 30, 2001, Stephens and BA Advisors earned 0.06% and 0.11% respectively, of the Portfolio's average daily net assets for their co-administration services.

BA Advisors and/or the sub-advisers and Stephens may, from time to time, reduce their fees payable by each Portfolio. Until April 30, 2002, BA Advisors and Stephens have agreed to reimburse expenses and/or waive their fees to the extent that total expenses (excluding shareholder servicing and distribution fees), as a percentage of the respective Portfolio's average daily net assets, exceeded the following annual rates: 1.00% for the Capital Growth Portfolio (prior to May 1, 2001 the effective annual rate was 0.50%), Value Portfolio, MidCap Growth Portfolio, Asset Allocation Portfolio, and High Yield Bond Portfolio, 1.10% for the Focused Equities Portfolio, 21st Century Portfolio (prior to May 1, 2001 the effective annual rate was 1.00%), and Growth & Income Portfolio and 1.25% for the International Opportunities Portfolio, International Value Portfolio and Small Company Portfolio (prior to May 1, 2001 the effective annual rate was 0.40%).

PFPC Inc. ("PFPC") serves as the transfer agent for the Portfolios' shares.

BNY serves as the custodian of the Trust's assets. For the six months ended June 30, 2001, expenses of the Trust were reduced by $2,370 under expense offset arrangements with BNY. The Trust could have invested a

NATIONS FUNDS
portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

Stephens also serves as distributor of the Portfolios' shares.

For the six months ended June 30, 2001, the Focused Equities Portfolio and the Growth & Income Portfolio paid commissions of $8,721 and $4,198, respectively, to certain affiliates of BA Advisors in connection with the execution of various portfolio transactions.

No officer, director or employee of Bank of America, BA Advisors or BACAP, or any affiliate thereof, receives any compensation from the Trust for serving as Trustee or Officer of the Trust.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan and a retirement plan which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Portfolios' assets. Income earned on each plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no portfolios are selected, to the rate of return of Nations Treasury Fund, a portfolio of Nations Fund, Inc., another registered investment company advised by BA Advisors. The expense for the deferred compensation and retirement plans is included in "Trustees' fees and expenses" in the Statements of operations.

The Portfolios have made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Reserves, pursuant to an exemptive order received from the Securities and Exchange Commission. For the six months ended June 30, 2001, the Portfolios earned $71,263 in the aggregate from such investments, which is included in interest income.

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLAN

The Trust has adopted a Shareholder Servicing and Distribution Plan (the "Servicing and Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Payments under the Servicing and Distribution Plan are calculated daily and paid monthly at a rate not exceeding 0.25% (on an annualized basis) of the average daily net asset value of the Shares beneficially owned through the ownership of Contracts by customers with whom the selling and servicing agents have a selling or servicing relationship. In the six months ended June 30, 2001, Stephens agreed to voluntarily waive 100% of the Portfolios' shareholder servicing and distribution fees. Prior to May 1, 2001, there were no waivers for these fees for the Capital Growth Portfolio and the Small Company Portfolio.

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the six months ended June 30, 2001, were as follows:

PORTFOLIO                    PURCHASES        SALES
------------------------------------------------------
International
  Opportunities...........  $17,631,892    $18,155,964
International Value.......    4,446,691        245,878
Focused Equities..........   65,610,679     68,158,694
Small Company.............    4,651,302      3,840,737
21st Century..............    7,628,749      7,729,147
Growth & Income...........   40,617,159     36,851,619
Capital Growth............   26,838,555     27,525,721
MidCap Growth.............    1,189,624         16,715
Value.....................   13,714,871     12,543,020
Asset Allocation..........   10,286,901      8,302,676
High Yield Bond...........    6,991,025      4,513,360

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the six months ended June 30, 2001, were as follows:

PORTFOLIO                     PURCHASES       SALES
------------------------------------------------------
Focused Equities............  $5,668,340    $       --
21st Century................     162,608            --
Growth & Income.............   2,562,973            --
Capital Growth..............      52,041       179,216
Value.......................          --       123,559
Asset Allocation............   5,867,940     6,184,393

NATIONS FUNDS

5.  FORWARD FOREIGN CURRENCY CONTRACTS

At June 30, 2001, the following Portfolio had forward foreign currency contracts outstanding:

                                                                  VALUE OF          VALUE OF                        UNREALIZED
                                                                  CONTRACT          CONTRACT      MARKET VALUE    APPRECIATION/
                                                LOCAL           WHEN OPENED       WHEN OPENED     OF CONTRACT     (DEPRECIATION)
DESCRIPTION                                    CURRENCY       (LOCAL CURRENCY)    (US DOLLARS)    (US DOLLARS)     (US DOLLARS)
--------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND:
Contracts to Sell:
Expiring September 26, 2001...............       Euro               (212)            $(181)          $(179)            $ 2
Expiring September 27, 2001...............  Pound Sterling           (60)              (84)            (84)             --
                                                                                                                       ---
Total net unrealized appreciation.........                                                                             $ 2
                                                                                                                       ===

6.  LINES OF CREDIT

The Trust participates with other Nations Funds in an uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Portfolio maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

At June 30, 2001, there were no loans outstanding under this Agreement. For the six months ended June 30, 2001, borrowings by the Portfolios under the Agreement were as follows:

                                      AVERAGE      AVERAGE
                                      AMOUNT       INTEREST
PORTFOLIO                           OUTSTANDING      RATE
-----------------------------------------------------------
Small Company.....................    $2,388         4.43%
Capital Growth....................     1,984         4.91

The average amount outstanding was calculated based on daily balances in the period.

7.  SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral.

At June 30, 2001, the following Portfolios had securities on loan:

                              MARKET VALUE OF     MARKET VALUE
PORTFOLIO                    LOANED SECURITIES    OF COLLATERAL
---------------------------------------------------------------
Focused Equities...........     $2,624,420         $2,706,600
Small Company..............        561,772            571,846
Growth & Income............      1,502,361          1,567,705
Asset Allocation...........        357,524            365,108
High Yield Bond............        265,009            269,963

8.  CAPITAL LOSS CARRYFORWARD

As of December 31, 2000, the following Portfolios had available for Federal income tax purposes unused capital losses as follows:

                       EXPIRING IN    EXPIRING IN    EXPIRING IN
PORTFOLIO                 2006           2007           2008
----------------------------------------------------------------
Focused Equities.....   $     --       $     --      $5,660,894
21st Century.........     78,483             --         530,720
Growth & Income......         --             --         262,272
Capital Growth.......     36,966        221,488         517,770
Value................         --        169,864              --
Asset Allocation.....    187,616         74,210              --
High Yield Bond......         --             --         137,275

As of December 31, 2000, the following Portfolios utilized capital losses during the year as follows:

                                            CAPITAL LOSSES
PORTFOLIO                                      UTILIZED
----------------------------------------------------------
Small Company.............................     $355,259
Value.....................................      164,686
Asset Allocation..........................       14,580

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

NATIONS FUNDS

For the fiscal year ended December 31, 2000, the following Portfolios have elected to defer losses occurring between November 1, 2000 and December 31, 2000 under these rules, as follows:

                                CAPITAL LOSSES   CURRENCY LOSSES
PORTFOLIO                          DEFERRED         DEFERRED
----------------------------------------------------------------
International Opportunities...     $ 73,292          $   --
International Value...........           --              86
Capital Growth................      261,288              --
High Yield Bond...............       52,342           2,601

Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2001.

SunAmerica
the retirement specialist                              [postage indicia]

1 SunAmerica Center
Los Angeles, California 90067-6022
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                               B-2624-SAR (08/01)